UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. _____) Filed by the Registrant Filed by a party other than the Registrant Check the appropriate box: Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material under § 240.14a-12 Waste Connections, Inc. (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid: Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

2019 Management Information Circular and Proxy Statement Annual and Special Meeting of Shareholders FRIDAY, MAY 17, 2019 8:00 a.m. Central Time Waste Connections, Inc. 3 Waterway Square Place, Suite 110 The Woodlands, Texas 77380

610 Applewood Crescent, 2nd Floor Vaughan, Ontario Canada L4K 0E3 Dear Fellow Shareholders: You are cordially invited to attend the Annual and Special Meeting (the “Meeting”) of Shareholders of Waste Connections, Inc. (the “Company”) on Friday, May 17, 2019, at 8:00 a.m. (Central Time). The Meeting will be held at the Company’s principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. Directions to the Meeting appear on the back cover of the accompanying Notice of Meeting and Management Information Circular and Proxy Statement. “THANK YOU FOR YOUR ONGOING SUPPORT AND CONTINUED INTEREST IN WASTE CONNECTIONS.” The matters to be acted upon are described in the accompanying Notice of Meeting and Management Information Circular and Proxy Statement. As always, we are looking forward to meeting our shareholders in person, and responding to any questions you may have about the Company. YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy in order to ensure the presence of a quorum. You may do so pursuant to the instructions on your proxy card (including by returning your proxy card by mail or using the Internet or your telephone) if you are a registered shareholder or pursuant to the instructions you receive from your bank or broker (including by using the Internet or your telephone if your bank or broker provides such instructions). Voting by using the Internet or telephone, or by returning your proxy card in advance of the Meeting, does not preclude you from attending the Meeting. Thank you for your ongoing support and continued interest in Waste Connections. Very truly yours, Ronald J. Mittelstaedt Chief Executive Officer and Board Chairman April _, 2019

Notice of Annual and Special Meeting of Shareholders MEETING INFORMATION FRIDAY, MAY 17, 2019 8:00 a.m. Central Time Waste Connections, Inc. 3 Waterway Square Place, Suite 110 The Woodlands, Texas 77380 The Annual and Special Meeting (the “Meeting”) of Shareholders of Waste Connections, Inc. (the “Company”) will be held on Friday, May 17, 2019, at 8:00 a.m. (Central Time). The Meeting will be held at the Company’s principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380, for the following purposes: 1. To elect the directors of the Company, to hold office until the 2020 Annual Meeting of Shareholders of the Company or until their respective successors are duly elected or appointed, which is RECOMMENDED by our Board of Directors; 2. To approve on a non-binding, advisory basis the compensation of our named executive officers as disclosed in the Company’s management information circular and proxy statement in respect of the Meeting (“say on pay”), which is RECOMMENDED by our Board of Directors; 3. To approve the appointment of Grant Thornton LLP as our independent registered public accounting firm until the close of the 2020 Annual Meeting of Shareholders of the Company and authorize our Board of Directors to fix the auditor’s remuneration, which is RECOMMENDED by our Board of Directors; 4. To approve a special resolution empowering and authorizing the Board of Directors to fix the number of directors of the Company to be elected from time to time, allowing the Board of Directors to appoint one or more directors between annual meetings to hold office for a term expiring not later than the close of the next annual meeting of shareholders, which is RECOMMENDED by our Board of Directors; 5. To vote on a shareholder proposal requesting that the Board of Directors disclose to shareholders, among other matters, a formal written diversity policy and a report regarding the representation of women in the Company, which is OPPOSED by our Board of Directors; and 6. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof. Only registered holders of common shares in the capital of the Company (the “Common Shares”) at the close of business on March 21, 2019, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof. Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting of Shareholders to be Held on May 17, 2019 This Notice of Meeting and the accompanying Management Information Circular and Proxy Statement and related soliciting materials in respect of the Meeting, our 2018 Annual Report, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the U.S. Securities and Exchange Commission and the securities commissions or similar regulatory authorities in Canada on February 14, 2019, are available at http://wasteconnections.investorroom.com. Registered holders of Common Shares may vote their proxies by signing, dating and returning a proxy card or by using the internet or telephone pursuant to the instructions on your proxy card. If your Common Shares are held in the name of a bank or broker, you may be able to vote on the Internet or by telephone. Please follow the instructions on the form you receive. Voting by using the Internet or telephone, or by returning your proxy card in advance of the Meeting, does not preclude you from attending the Meeting. Your vote is important. Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy as promptly as possible in order to ensure your representation at the Meeting. By Order of the Board of Directors, Patrick J. Shea Senior Vice President, General Counsel and Secretary April _, 2019 REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS: INTERNET BY TELEPHONE BY MAIL IN PERSON Visit the website on your proxy card Call the telephone number on Sign, date and return your proxy Attend the annual meeting in The Woodlands, Texas. your proxy card card in the enclosed envelope See page 4 for instructions on how to attend Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS About this Management Information Circular and Proxy Statement We sent you this management information circular and proxy statement (this “proxy statement”) because our management is soliciting your proxy to vote your Common Shares (as defined below) at the Annual and Special Meeting (the “Meeting”) of Shareholders of Waste Connections, Inc. (“New Waste Connections” or the “Company”) to be held at the Company’s principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380 on May 17, 2019, at 8:00 a.m. (Central Time). This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, and applicable corporate and securities laws in Canada, and that is designed to assist you in voting your common shares in the capital of the Company (“Common Shares”). Capitalized terms used but not defined in this proxy statement have the respective meanings ascribed thereto in the Explanatory Note. We will bear the costs of soliciting proxies from our shareholders. In addition to soliciting proxies by mail, our directors, officers, employees, and agents, without receiving additional compensation, may solicit proxies by telephone, in person or in any other manner permitted by applicable laws. Under the SEC rules and applicable Canadian securities laws that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials (defined below) to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need electronically, which is more environmentally friendly and reduces our costs to print and distribute these materials. On or about April _, 2019, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials (the “proxy notice”), containing instructions on how to access this proxy statement for the Meeting, our 2018 Annual Report to Shareholders, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (which we refer to collectively as the “proxy materials”), which was filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 14, 2019. The proxy notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. On or about April _, 2019, we will also mail this proxy statement and a proxy card to certain shareholders. We are permitted under applicable securities laws to deliver a single proxy notice to one address shared by two or more shareholders. This delivery method is referred to as “householding” and helps reduce our printing costs and postage fees. Under this procedure, we deliver a single package containing proxy notices to multiple shareholders who share an address. If you do not wish to participate in householding in the future, and prefer to receive separate proxy notices, please contact: Broadridge Financial Solutions, Attention Householding Department, 51 Mercedes Way, Edgewood, NY 11717, telephone 1-800-542-1061, in the United States, or 4 King Street West, Suite 500, Toronto, ON M5H IB6, telephone (416) 350-0999, in Canada. If you are currently receiving multiple proxy notices and wish to receive only one proxy notice for your household, please contact Broadridge Financial Services at the above applicable coordinates. If you wish to receive a separate copy of this proxy statement, our 2018 Annual Report to Shareholders, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, please send a written request to our Secretary or Investor Relations at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. Cautionary Note Regarding Forward-Looking Statements This proxy statement contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 (“PSLRA”), including “forward-looking information” within the meaning of applicable Canadian securities laws. These forward-looking statements are neither historical facts nor assurances of future performance and reflect our current beliefs and expectations regarding future events and operating performance. These forward-looking statements are WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT i

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
CURRENCY EXCHANGE RATE DATA

often identified by the words "may," "might," "believes," "thinks," "expects," "estimate," "continue," "intends" or other words of similar meaning. All of the forward-looking statements included in this proxy statement are made pursuant to the safe harbor provisions of the PSLRA and applicable securities laws in Canada. Forward-looking statements involve risks and uncertainties. Important factors that could cause actual results to differ, possibly materially, from those indicated by the forward-looking statements include, but are not limited to, risk factors detailed from time to time in our filings with the SEC and the securities commissions or similar regulatory authorities in Canada. You should not place undue reliance on forward-looking statements, which speak only as of the date of this proxy statement. We undertake no obligation to update the forward-looking statements set forth in this proxy statement, whether as a result of new information, future events, or otherwise, unless required by applicable securities laws.

Currency Exchange Rate Data

Unless otherwise indicated, all dollar amounts in this proxy statement are expressed in U.S. dollars. The following table shows the average of the exchange rates for each period indicated. Except as indicated below, the information is based upon the average daily exchange rates provided by the Bank of Canada:

	Average rate (Bank of Canada)[1]	
Year ended December 31,	CAD$ per US$1.00	US$ per CAD$1.00
2014[1]	$ 1.1047	$ 0.9052
2015[1]	$ 1.2788	$ 0.7820
2016[1]	$ 1.3248	$ 0.7548
2017	$ 1.2986	$ 0.7701
2018	$ 1.2957	$ 0.7718

(1) *The year-end average exchange rates for 2014, 2015 and 2016 are based upon the noon buying rates provided by the Bank of Canada. The Bank of Canada discontinued the publication of noon buying rates in 2017.*

Explanatory Note

On June 1, 2016, pursuant to the terms of the Agreement and Plan of Merger dated as of January 18, 2016 (the "Merger Agreement"), Water Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Progressive Waste Solutions Ltd., merged with and into Waste Connections US, Inc. (f/k/a Waste Connections, Inc.), a Delaware corporation ("Old Waste Connections"), with Old Waste Connections continuing as the surviving corporation and an indirect wholly-owned subsidiary of Waste Connections, Inc. (f/k/a Progressive Waste Solutions Ltd.), a corporation organized under the laws of Ontario, Canada ("New Waste Connections," or the "Company"). The term "Progressive Waste acquisition" is used herein to refer to the transactions completed under the Merger Agreement, and the term "Progressive Waste" is used herein in the context of references to Progressive Waste Solutions Ltd. prior to the completion of the Progressive Waste acquisition on June 1, 2016.

Graphical Representations of Returns and Merger Accounting

This proxy statement contains several graphical representations of total shareholder return and dividend history, including shareholder returns compared to our Chief Executive Officer's, or CEO's, total direct compensation. For purposes of reading such graphical representations in this proxy statement, the Progressive Waste acquisition was accounted for as a reverse merger using the acquisition method of accounting and Old Waste Connections has been identified as the acquirer for accounting purposes. Accordingly, financial and certain other information of the Company in this proxy statement, and the words "we," "our," "ours," and "us" used in the section titled "Company Highlights," all refer to financial information of, or directly to, Old Waste Connections before completion of the Progressive Waste acquisition and the Company following completion of the Progressive Waste acquisition.

Information regarding shareholder and dividend returns refers to returns to shareholders of the Company after completion of the Progressive Waste acquisition on June 1, 2016, and to stockholders of Old Waste Connections prior to June 1, 2016. Note that all performance graphs included in this proxy statement are deemed to be "furnished" rather than "filed" (as such terms are used in the Securities Exchange Act of 1934, as amended) and are not to be deemed to be soliciting material under the proxy rules or incorporated by reference into any filing by the Company except to the extent that the Company specifically incorporates by reference such information or is otherwise required by applicable securities laws to incorporate by reference such information.

ii WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

PROXY SUMMARY This summary highlights information described in more detail in this proxy statement pertaining to the Meeting. It does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. 2019 Annual and Special Meeting of Shareholders Date and Time Friday, May 17, 2019, at 8:00 a.m. (Central Time) Place Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380 Mail Date April _, 2019 Record Date March 21, 2019 Voting Matters, Board Recommendations and Vote Required At the Meeting, shareholders will be asked to vote on the following five proposals. Our Board of Directors’ recommendations on each of these proposals is set forth below. Proposal Board Recommendation Proposal 1 – Election of seven director nominees named in the proxy statement, each to hold FOR each director nominee office until the 2020 Annual Meeting of Shareholders of the Company, or until their respective successors are otherwise duly elected or appointed (Page 16). Proposal 2 – Approval, on a non-binding, advisory basis, of the compensation of the FOR Company’s named executive officers, or NEOs, as disclosed in this proxy statement (the “Say on Pay Proposal”) (Page 55). Proposal 3 – Appointment of Grant Thornton LLP as the Company’s independent registered FOR public accounting firm until the close of the 2020 Annual Meeting of Shareholders of the Company and the authorization of the Board of Directors to fix the remuneration of the Company’s independent registered public accounting firm (Page 58). Proposal 4 – Special resolution empowering and authorizing the Board of Directors to fix the FOR number of directors of the Company to be elected from time to time, allowing the Board of Directors to appoint one or more directors between annual meetings to hold office for a term expiring not later than the close of the next annual meeting of shareholders (Page 60). Proposal 5 – Shareholder proposal requesting that the Board of Directors disclose to AGAINST shareholders, among other matters, a formal written diversity policy and report regarding the representation of women in the Company (the “Shareholder Proposal”) (Page 61). Proposal 1 – Election of Directors The election of each director nominee may be approved by any one or more shareholders voting “FOR” each such director nominee (i.e., a plurality vote). You may either vote “FOR” or “WITHHOLD” your vote with respect to the election of each director nominee. If you vote “FOR” the election of a nominee, your vote will be cast accordingly. If you select “WITHHOLD” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the majority voting policy included in our Corporate Governance Guidelines and Board Charter. Pursuant to our majority voting policy, a “WITHHOLD” vote is considered a vote cast for purposes of the election of the director nominee and is equivalent to a vote against the nominee. See “Majority Voting for Directors” on page 12 of this proxy statement. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT iii

Proposal 2 – Say on Pay Proposal The Say on Pay Proposal may be approved by the affirmative vote of a simple majority (50 percent plus one) of the Common Shares present, either in person or by proxy, and entitled to vote (meaning that at least a simple majority of the votes cast must be “FOR” the Say on Pay Proposal in order for it to be approved). You may either vote “FOR” or “AGAINST,” or you may “WITHHOLD” from voting on, the Say on Pay Proposal. Proposal 3 – Appointment of Auditor The appointment of the Company’s proposed independent registered public accounting firm may be approved by any one or more shareholders voting “FOR” the Company’s proposed independent registered public accounting firm (i.e., a plurality vote). For purposes of this proposal, votes cast at the Meeting include only those votes cast “FOR” the appointment of the proposed independent registered public accounting firm. You may either vote “FOR” or “WITHHOLD” your vote with respect to the appointment of the proposed independent registered public accounting firm. If you vote “FOR” the appointment of the proposed independent registered public accounting firm, your vote will be cast accordingly. If you select “WITHHOLD,” your vote will not be counted as a vote cast for purposes of appointing the proposed independent registered public accounting firm. Proposal 4 – Special Resolution Empowering and Authorizing the Board of Directors to Fix the Number of Directors The special resolution empowering and authorizing the Board of Directors to fix the number of directors of the Company to be elected from time to time, allowing the Board of Directors to appoint one or more directors between annual meetings to hold office for a term expiring not later than the close of the next annual meeting of shareholders, must be approved by the affirmative vote of at least two-thirds (2/3) of the votes cast by the shareholders, either in person or by proxy, at the Meeting. You may either vote “FOR” or “AGAINST” the proposal. Proposal 5 – Shareholder Proposal The Shareholder Proposal may be approved by the affirmative vote of a simple majority (50 percent plus one) of the Common Shares present, either in person or by proxy, and entitled to vote (meaning that at least a simple majority of the votes cast must be “FOR” the Shareholder Proposal in order for it to be approved). You may either vote “FOR” or “AGAINST” the Shareholder Proposal. The Board of Directors is recommending that you vote AGAINST the Shareholder Proposal for the reasons set forth on pages 61 and 62 of this proxy statement. Company Highlights Waste Connections is the third largest solid waste services company in North America, providing waste collection, transfer, disposal and recycling services in mostly exclusive and secondary markets in the U.S. and Canada. Through our R360 Environmental Solutions subsidiary, we are also a leading provider of non-hazardous exploration and production, or E&P, waste treatment, recovery and disposal services in several of the most active natural resource producing areas in the U.S. We also provide intermodal services for the rail haul movement of cargo and solid waste containers in the Pacific Northwest through a network of intermodal facilities. Waste Connections delivered another year of strong performance in 2018, especially in light of the precipitous decline in recycled commodity values and increased inflationary pressures, as highlighted by the following: Strong Operating Performance Revenue increased 6.3% from the prior year to $4.922 billion. Net income attributable to the Company and net income attributable to the Company per share were $546.9 million and $2.07, respectively; adjusted net income attributable to the Company grew 16.9% from the prior year to $667.3 million and adjusted net income attributable to the Company per share increased 16.9% to $2.52. Adjusted EBITDA increased 7.3% from the prior year to $1.566 billion, or 31.8% of revenue. (1) We present adjusted net income, a non-GAAP financial measure, supplementally because it is one of the principal measures we use to evaluate and monitor the ongoing financial performance of our operations. We also present adjusted EBITDA, a non-GAAP financial measure, supplementally because it is widely used by investors as a performance and valuation measure in the solid waste industry. We also present adjusted free cash flow, a non-GAAP financial measure, supplementally because it is widely used by investors as a valuation and liquidity measure in the solid waste industry. These measures are not a substitute for, and should be used in conjunction with, GAAP financial measures. This section should be read in conjunction with information presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, under the heading “Non-GAAP Measures”, which includes a reconciliation of the non-GAAP financial measures used in this proxy statement to GAAP financial measures. iv WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

PROXY SUMMARY
CORPORATE GOVERNANCE HIGHLIGHTS

- Net cash provided by operating activities was $1.411 billion; **adjusted free cash flow increased 15.2% from the prior year to $879.9 million, or 17.9% of revenue.**
- Our **monthly safety-related incident rate decreased approximately 8%** compared to the prior year, excluding the impact of acquisitions completed during the year.
- We **deployed approximately $546.1 million for capital expenditures and $1.032 billion for acquisitions to reinvest in and expand our business.**
- Our investment-grade credit rating profile improved during the year as Fitch Ratings, Inc. upgraded our credit rating to 'BBB+' and Moody's Investors Services, Inc. initiated a 'Baa2' credit rating on the Company.
- Our **leverage ratio**, as defined under our credit agreement, **improved to 2.45x at year-end from 2.53x at the end of 2017,** we completed a $500 million senior note public offering, and our cash balance was $319.3 million at year-end 2018, positioning the Company to fund future growth opportunities.

Increased Return to Shareholders

- 2018 was our 15th consecutive year of positive total shareholder return ("TSR"). As illustrated below, our TSR significantly outperformed the S&P 500 Index (the "S&P 500"), the S&P/TSX 60 Index ("TSX 60") and the Dow Jones U.S. Waste & Disposal Services Index ("DJ Waste Index") for the one-year and five-year periods ended December 31, 2018.


1-YEAR TOTAL SHAREHOLDER RETURN
5.5%
Waste Connections
0.1%
DJ Waste Index
S&P 500
-4.4%
TSX 60
-15.2%


5-YEAR TOTAL SHAREHOLDER RETURN
167.1%
Waste Connections
68.3%
DJ Waste Index
50.3%
S&P 500
TSX 60
-0.8%

- We increased our regular quarterly cash dividend by 14.3% to $0.16 per share on October 25, 2018. Since initiating our cash dividend in October 2010 and as illustrated below, our annual cash dividend has increased at a 15.6% compound annual growth rate ("CAGR") since our first full year of quarterly distributions in 2011.


WASTE CONNECTIONS DIVIDEND HISTORY
15.6%
CAGR
$0.210
$0.247
$0.277
$0.317
$0.357
$0.410
$0.500
$0.580
2011
2012
2013
2014
2015
2016
2017
2018

Corporate Governance Highlights

- Directors elected individually (page 16);
- Majority voting policy for the election of our Directors (page 12);
- Policy to separate CEO and Chairman of the Board of Directors, or Board Chairman, positions should our current CEO no longer serve as both (page 8);

WASTE CONNECTIONS, INC. I 2019 PROXY STATEMENT v

Having a strong, Lead Independent Director serve on the Board of Directors (page 8); Annual Board of Directors and Committee evaluation processes (page 9); Robust risk management program related to compensation (page 36); Share ownership requirement for Directors, NEOs and other corporate officers (pages 15 and 33, respectively); Regular executive sessions of only independent directors (page 8); Director retirement policy (page 9); and Code of Conduct and Ethics (page 5). Executive Compensation Program The Company’s executive compensation program is designed to align the interests of senior management with shareholders by tying a significant portion of their compensation to the Company’s annual operating and financial performance, as well as longer-term shareholder returns. We believe that our pay-for-performance philosophy and the design of our executive compensation program strongly support, as shown above, an environment of continuous improvement and shareholder value creation. Best practices of our executive compensation program include the following: Approximately 71% of the target total direct compensation of our named executive officers, or NEOs, is variable and linked to the Company’s performance; Payouts under the Company’s performance-based plans remain at the discretion of the Board of Directors and may be reduced even if targeted performance levels are achieved; NEOs receive annual cash incentive bonus awards only if cash incentive bonus awards payable to other, non-executive employees have been made; No guaranteed base salary increases, minimum bonuses or equity awards; Conservative use of equity grants; Inclusion of a relative TSR metric as a performance measure for Performance Share Units; Stringent share ownership requirements; Double-trigger change of control policy for our CEO and other NEOs; No hedging or pledging of the Company’s securities; Compensation clawback policy; Independent executive compensation consultant retained by Compensation Committee; Annual “Say on Pay” vote; and Adoption of position descriptions for the Chairman of the Board of Directors, the lead independent director and the Chairs of the committees of the Board of Directors, as well as a position description for our CEO. For additional information, see the Executive Compensation and Compensation Risk Assessment sections of this proxy statement (starting at page 23 and page 36, respectively). Financial Statements A more detailed description of the Company’s fiscal year 2018 performance, including a reconciliation of non-GAAP financial measures and a graphical representation of the TSRs for the Company, the S&P 500, the TSX 60 and the DJ Waste Index, can be found on pages 70–72 and page 36, respectively, of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 14, 2019, and available on our website at www.wasteconnections.com, on SEDAR at www.sedar.com, on EDGAR at www.sec.gov, and in print, free of charge, to any shareholder who requests in writing a copy by contacting our Secretary or Investor Relations at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. Vote Your Common Shares Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy in order to ensure the presence of a quorum. You may do so pursuant to the instructions on your proxy card (including by returning your proxy card by mail or using the Internet or your telephone) if you are a registered shareholder or, pursuant to the instructions you receive from your bank or broker (including by using the Internet or your telephone if your bank or broker provides such instructions). Voting by using the Internet or telephone, or by returning your proxy card in advance of the Meeting, does not preclude you from attending the Meeting. Please refer to your proxy card or voting instruction form included with this proxy statement or to the “Voting and Revocation” section on page 2 of this proxy statement for more information on the voting methods available to you. vi WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

TABLE OF CONTENTS

GENERAL INFORMATION	1
Who May Vote	1
Business of Meeting; What is Being Voted On	1
Required Votes	1
Broker Non-Votes	2
Voting and Revocation	2
How Proxies Work	3
Quorum	4
Attending in Person	4
How to Contact our Transfer Agent	4

CORPORATE GOVERNANCE	5
Corporate Governance Guidelines	5
Committees of the Board	5
The Board’s Role in Risk Oversight	7
Director Independence	7
Board Leadership Structure	8
Board Composition	9
Majority Voting for Directors	12
Director Orientation and Continuing Education	12
Communications with the Board	13
Shareholder Outreach	13
Position Descriptions	13
Executive Officer Diversity	13

DIRECTOR COMPENSATION AND EQUITY OWNERSHIP	14
Director Compensation	14

PROPOSAL 1 — ELECTION OF DIRECTORS	16
Public Company Board Memberships	20
Bankruptcies and Insolvencies	20

SHARE OWNERSHIP	21
Share Ownership of Five Percent Shareholders	21
Share Ownership of the Board of Directors and Corporate Officers	22

EXECUTIVE COMPENSATION	23
Compensation Discussion and Analysis	23
Compensation Risk Assessment	36

EXECUTIVE COMPENSATION TABLES	37
Summary Compensation Table	37
Grants of Plan Based Awards in Fiscal Year 2018	40
Outstanding Equity Awards at 2018 Fiscal Year-End	41
Shares Vested in Fiscal Year 2018	42
Pension Benefits in Fiscal Year 2018	43
Nonqualified Deferred Compensation in Fiscal Year 2018	43
Equity Compensation Plan Information	45
Potential Payments Upon Termination or Change in Control	46

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	53
2018 Related Party Transactions	53

PROPOSAL 2 — ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION (“SAY ON PAY PROPOSAL”)	55

AUDIT MATTERS	57
Audit Committee Report	57

PROPOSAL 3 — APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58
Grant Thornton LLP	59
PricewaterhouseCoopers LLP	59
Audit Committee Pre-Approval Policies and Procedures	59

PROPOSAL 4 — APPROVAL OF A SPECIAL RESOLUTION EMPOWERING AND AUTHORIZING THE BOARD OF DIRECTORS TO FIX THE NUMBER OF DIRECTORS	60

PROPOSAL 5 — SHAREHOLDER PROPOSAL	61

OTHER INFORMATION	63
Section 16(a) Beneficial Ownership Reporting Compliance	63
Directors’ and Officers’ Indemnity Insurance	63
Shareholder Proposals for 2020 Annual Meeting of Shareholders of the Company	63
Availability of Documents; Annual Report to Shareholders on Form 10-K	64
Other Business	64
Approval	64

APPENDIX A — CORPORATE GOVERNANCE GUIDELINES AND BOARD CHARTER	A-1

APPENDIX B — SUMMARY OF THE 2016 INCENTIVE AWARD PLAN	B-1

GENERAL INFORMATION 1 Who May Vote 1 Business of Meeting; What is Being Voted On 1 Required Votes 1 Broker Non-Votes 2 Voting and Revocation 2 How Proxies Work 3 Quorum 4 Attending in Person 4 How to Contact our Transfer Agent 4 CORPORATE GOVERNANCE 5 Corporate Governance Guidelines 5 Committees of the Board 5 The Board’s Role in Risk Oversight 7 Director Independence 7 Board Leadership Structure 8 Board Composition 9 Majority Voting for Directors 12 Director Orientation and Continuing Education 12 Communications with the Board 13 Shareholder Outreach 13 Position Descriptions 13 Executive Officer Diversity 13 DIRECTOR COMPENSATION AND EQUITY OWNERSHIP 14 Director Compensation 14 PROPOSAL 1 — ELECTION OF DIRECTORS 16 Public Company Board Memberships 20 Bankruptcies and Insolvencies 20 SHARE OWNERSHIP 21 Share Ownership of Five Percent Shareholders 21 Share Ownership of the Board of Directors and Corporate Officers 22 EXECUTIVE COMPENSATION 23 Compensation Discussion and Analysis 23 Compensation Risk Assessment 36 EXECUTIVE COMPENSATION TABLES 37 Summary Compensation Table 37 Grants of Plan Based Awards in Fiscal Year 2018 40 Outstanding Equity Awards at 2018 Fiscal Year-End 41 Shares Vested in Fiscal Year 2018 42 Pension Benefits in Fiscal Year 2018 43 Nonqualified Deferred Compensation in Fiscal Year 2018 43 Equity Compensation Plan Information 45 Potential Payments Upon Termination or Change in Control 46 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS 53 2018 Related Party Transactions 53 PROPOSAL 2 — ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION (“SAY ON PAY PROPOSAL”) 55 AUDIT MATTERS 57 Audit Committee Report 57 PROPOSAL 3 — APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 58 Grant Thornton LLP 59 PricewaterhouseCoopers LLP 59 Audit Committee Pre-Approval Policies and Procedures 59 PROPOSAL 4 — APPROVAL OF A SPECIAL RESOLUTION EMPOWERING AND AUTHORIZING THE BOARD OF DIRECTORS TO FIX THE NUMBER OF DIRECTORS 60 PROPOSAL 5 — SHAREHOLDER PROPOSAL 61 OTHER INFORMATION 63 Section 16(a) Beneficial Ownership Reporting Compliance 63 Directors’ and Officers’ Indemnity Insurance 63 Shareholder Proposals for 2020 Annual Meeting of Shareholders of the Company 63 Availability of Documents; Annual Report to Shareholders on Form 10-K 64 Other Business 64 Approval 64 APPENDIX A — CORPORATE GOVERNANCE GUIDELINES AND BOARD CHARTER A-1 APPENDIX B — SUMMARY OF THE 2016 INCENTIVE AWARD PLAN B-1

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GENERAL INFORMATION Who May Vote The record date (the “Record Date”) for determining the holders of Common Shares entitled to receive notice of and to vote at the Meeting is March 21, 2019. Only shareholders whose names have been recorded in our share register at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting. As of the Record Date, 263,664,807 Common Shares were outstanding and entitled to vote. Each shareholder of record is entitled to one vote for each Common Share held by the shareholder. Business of Meeting; What is Being Voted On Shareholders will be voting (i) to elect the nominees for directors of the Company, (ii) in an advisory, non-binding capacity, to approve the compensation of our NEOs as disclosed in the “Executive Compensation” section of this proxy statement (“Say on Pay”); (iii) to approve the appointment of Grant Thornton LLP as auditors of the Company and to authorize the Board of Directors to fix the auditor’s remuneration; (iv) to approve a special resolution empowering and authorizing the Board of Directors to fix the number of directors of the Company to be elected from time to time, allowing the Board of Directors to appoint one or more directors between annual meetings to hold office for a term expiring not later than the close of the next annual meeting of shareholders; and (v) on the Shareholder Proposal. Our Board of Directors is recommending that shareholders vote “FOR” each of the nominees in proposal (i); “FOR” proposals (ii), (iii) and (iv); and “AGAINST” proposal (v). In addition to the foregoing matters, the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2018, and the auditor’s report thereon, will be placed before the Meeting. No formal action will, or is required to, be taken at the Meeting with respect to our 2018 audited consolidated financial statements. Our 2018 audited consolidated financial statements, and the auditor’s report thereon, were included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 14, 2019, and available on our website at http://wasteconnections.investorroom.com, on SEDAR at www.sedar.com, on EDGAR at www.sec.gov, and in print, free of charge, to any shareholder who requests in writing a copy by contacting our Secretary or Investor Relations at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. Required Votes Proposal 1 – Election of Directors The election of each director nominee may be approved by any one or more shareholders voting “FOR” each such director nominee (i.e., a plurality vote). For purposes of this proposal, votes cast at the Meeting include only those votes cast “FOR” the election of a director nominee. You may either vote “FOR” or “WITHHOLD” your vote with respect to the election of each director nominee. If you vote “FOR” the election of a nominee, your vote will be cast accordingly. If you select “WITHHOLD” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the majority voting policy included in our Corporate Governance Guidelines and Board Charter. See “Majority Voting for Directors” on page 12 of this proxy statement. Pursuant to our majority voting policy, a “WITHHOLD” vote is treated as a share present or represented and entitled to vote on the director nominee and has the same effect as a vote “against” the nominee. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 1

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Proposal 2 – Say on Pay Proposal The Say on Pay Proposal may be approved by the affirmative vote of a simple majority (50 percent plus one) of the Common Shares present, either in person or by proxy, and entitled to vote (meaning that at least a simple majority of the votes cast must be “FOR” the Say on Pay Proposal in order for it to be approved). You may either vote “FOR” or “AGAINST,” or you may “WITHHOLD” from voting on, the Say on Pay Proposal. For purposes of the Say on Pay Proposal, a “withhold” vote will have the same effect as a vote “AGAINST” the Say on Pay Proposal because those Common Shares are considered to be present and entitled to vote, but are not voted. Proposal 3 – Appointment of Auditor The appointment of the Company’s proposed independent registered public accounting firm may be approved by any one or more shareholders voting “FOR” the Company’s proposed independent registered public accounting firm (i.e., a plurality vote). For purposes of this proposal, votes cast at the Meeting include only those votes cast “FOR” the appointment of the proposed independent registered public accounting firm. You may either vote “FOR” or “WITHHOLD” your vote with respect to the appointment of the proposed independent registered public accounting firm. If you vote “FOR” the appointment of the proposed independent registered public accounting firm, your vote will be cast accordingly. If you select “WITHHOLD” your vote will not be counted as a vote cast for purposes of appointing the proposed independent registered public accounting firm. Proposal 4 – Special Resolution Empowering and Authorizing the Board of Directors to Fix the Number of Directors The special resolution empowering and authorizing the Board of Directors to fix the number of directors of the Company to be elected from time to time, allowing the Board of Directors to appoint one or more directors between annual meetings to hold office for a term expiring not later than the close of the next annual meeting of shareholders, must be approved by the affirmative vote of at least two-thirds (2/3) of the votes cast by the shareholders, either in person or by proxy, at the Meeting. You may either vote “FOR” or “AGAINST” the proposal. Proposal 5 – Shareholder Proposal The Shareholder Proposal may be approved by the affirmative vote of a simple majority (50 percent plus one) of the Common Shares present, either in person or by proxy, and entitled to vote (meaning that at least a simple majority of the votes cast must be “FOR” the shareholder proposal in order for it to be approved). You may either vote “FOR” or “AGAINST” the Shareholder Proposal. The Board of Directors is recommending that you vote AGAINST this Shareholder Proposal for the reasons set forth on pages 61 and 62 of this proxy statement. Broker Non-Votes Broker non-votes are counted as present and entitled to vote at the Meeting for the purpose of establishing a quorum, but are not considered votes cast at the Meeting and will have no effect on the vote of any of the proposals to be considered at the Meeting. A broker non-vote occurs when a broker signs and returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Voting and Revocation You may receive more than one proxy card and/or proxy notice depending on how you hold your Common Shares. You should complete and return each proxy card or other voting instruction request provided to you in accordance with the instructions provided therein. 2 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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Registered Holders If you are a registered holder of Common Shares as of the Record Date, you will be able to vote your proxy pursuant to the instructions on your proxy card, including by mail by signing, dating and mailing a proxy card in the postage-paid envelope provided, or by using the Internet or your telephone. You may also attend the Meeting and vote in person. Voting by using the Internet or telephone, or by returning your proxy card in advance of the Meeting, does not preclude you from attending the Meeting. You are a registered shareholder if your name appears on your certificate or statement from the Direct Registration System representing your Common Shares. If this is the case, you may appoint someone else to vote for you as your proxy holder by using the enclosed form of proxy card. The persons named as proxies in such form of proxy card are the Executive Vice President and Chief Financial Officer of the Company and the Vice President, Deputy General Counsel and Assistant Secretary of the Company. However, you have the right to appoint any other person or company (who need not be a shareholder) to attend and act on your behalf at the Meeting. That right may be exercised by writing the name of such person or company in the blank space provided in the form of proxy card or by completing another proper form of proxy card or by using the Internet by following the instructions provided on your proxy card. Make sure that the person you appoint is aware that he or she is appointed and that this person attends the Meeting. Even if you vote your Common Shares by mailing a proxy card, or by voting using the Internet or by telephone in accordance with the instructions on your proxy card, you may revoke your proxy and cast a new vote at the Meeting, if we are able to verify that you are a registered holder of Common Shares, by mailing a notice revoking the prior proxy and then voting in person. You may also change your vote before the Meeting by mailing another proxy card bearing a later date, by updating your vote using the Internet or telephone in accordance with the instructions on your proxy card, or by delivering a letter revoking the proxy card to our Secretary at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. Computershare Investor Services must receive your revocation no later than 8:00 a.m. (Central Time) on May 16, 2019. The proxy card or your Internet or telephone voting instructions with the latest date properly submitted by you before voting is closed at the Meeting will be counted. Shares Held in Street Name (Non-registered Holders) If you have selected a broker, bank or other intermediary to hold your Common Shares rather than having them directly registered in your name with our transfer agent, Computershare Investor Services, you will receive instructions from your broker, bank or other intermediary on the procedure to follow to vote your Common Shares. Your broker, bank or other intermediary also may permit you to vote your proxy by telephone or the Internet. Please be aware that beneficial owners of Common Shares held by brokers, banks or other intermediaries may not vote their Common Shares in person at the Meeting unless they first obtain a written authorization to do so from their broker, bank or other intermediary and can only change or revoke previously issued voting instructions pursuant to instructions provided by their broker, bank or other intermediary. We urge you to vote by following the instructions of your broker, bank or other intermediary. However, if you wish to vote in person at the Meeting, insert your own name in the space provided on the voting instruction form provided by your broker, bank or other intermediary to appoint yourself as proxy holder and follow the signature and return instructions of your broker, bank or other intermediary. Computershare Investor Services must receive your appointment no later than 8:00 a.m. (Central Time) on May 16, 2019. Non-registered shareholders who appoint themselves as proxy holders should present themselves at the Meeting to a representative of the Company. Other than appointing yourself as your own proxy holder, do not otherwise complete the voting instruction form sent to you as you will be voting at the Meeting. Non-registered shareholders are either “objecting beneficial owners” or “OBOs,” who object to the disclosure by intermediaries of information about their ownership in the Company, or “non-objecting beneficial owners” or “NOBOs”, who do not object to such disclosure. The Company pays intermediaries to send proxy-related materials to OBOs and NOBOs. How Proxies Work Our Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your Common Shares at the Meeting in the manner you direct. The Common Shares represented by your proxy will be voted or withheld from voting in accordance with your instructions on any ballot that may be called for and if you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. If you sign your proxy card or voting information form but do not give voting instructions, we will vote your Common Shares as follows: FOR each of our director nominees; FOR the non-binding, advisory proposal to approve the compensation of our NEOs, as disclosed in this proxy statement (also known as say on pay); WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 3

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FOR the appointment of the independent registered public accounting firm and the authorizing of the Board of Directors to fix the auditor’s remuneration; FOR the proposal seeking approval of a special resolution empowering and authorizing the Board of Directors to fix the number of directors of the Company to be elected from time to time, allowing the Board of Directors to appoint one or more directors between annual meetings to hold office for a term expiring not later than the close of the next annual meeting of shareholders; and AGAINST the Shareholder Proposal. You can choose to vote “FOR” or “WITHHOLD” from: (i) the election of any one or more of the persons nominated for election as directors; and (ii) the appointment of Grant Thornton LLP as our independent registered public accounting firm until the close of business of the 2020 Annual Meeting of Shareholders of the Company and the authorization of the directors to fix the auditor’s remuneration. You can choose to vote “FOR”, “AGAINST” or “WITHHOLD” on the approval, on a non-binding, advisory basis, of the compensation of our NEOs as disclosed in this proxy statement. You can choose to vote “FOR” or “AGAINST” the special resolution empowering and authorizing the Board of Directors to fix the number of directors of the Company to be elected from time to time, allowing the Board of Directors to appoint one or more directors between annual meetings to hold office for a term expiring not later than the close of the next annual meeting of shareholders. You can choose to vote “FOR” or “AGAINST” the approval of the Shareholder Proposal. Quorum In order to carry on the business of the Meeting, we must have a quorum at the Meeting. A quorum for the transaction of business at a meeting of shareholders of the Company consists of at least two persons present and each entitled to vote at the meeting and holding personally or representing as proxies, in the aggregate, 25% of the eligible vote. Abstentions and broker non-votes are counted as present and entitled to vote at the Meeting for purposes of determining whether we have a quorum. A broker non-vote occurs when a broker signs and returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Attending in Person Only shareholders, their proxy holders and our invited guests may attend the Meeting. If you plan to attend, please bring identification and, if you hold Common Shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Common Shares in order to be admitted to the Meeting. How to Contact our Transfer Agent You can contact our transfer agent either by mail at Computershare Investor Services, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1, by telephone at 1-800-564-6253, by fax at 1-888-453-0330 or by internet in English at www-us.computershare. com/Investor/Contact?cc=ca&lang=en, or in French at www-us.computershare.com/Investor/Contact?cc=ca&lang=fr. 4 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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CORPORATE GOVERNANCE Corporate Governance Guidelines As part of our ongoing commitment to good corporate governance, we have adopted, among other measures, a Corporate Governance Guidelines and Board Charter and charters for the Committees of the Board of Directors (other than the Executive Committee) to promote the effective functioning of our Board of Directors and its Committees, to promote the interests of the Company as a whole and to ensure a common set of expectations concerning how our Board of Directors, its Committees and management should perform their respective functions. Code of Conduct and Ethics We have also adopted a Code of Conduct and Ethics that applies to all of our directors, officers and employees. The Nominating and Corporate Governance Committee is responsible for ensuring the Company implements good corporate governance practices, including compliance with the Code of Conduct and Ethics. Directors who have, or may be reasonably perceived to have, a personal or related party interest in a transaction or agreement being contemplated by the Company are required to declare such interest at any meeting at which the matter is being considered and, when appropriate, will leave the meeting during discussion and abstain from voting on such matter. Copies of our Corporate Governance Guidelines and Board Charter, our Code of Conduct and Ethics and our Committee charters are available on our website at http://wasteconnections. investorroom.com/corporate-governance. A copy of the Corporate Governance Guidelines and Board Charter is included as Appendix A to this proxy statement, and a copy of the Corporate Governance Guidelines and Board Charter and our Code of Conduct and Ethics may also be obtained, free of charge, by writing to the Secretary of Waste Connections, Inc., at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. Committees of the Board Our Board of Directors has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Except for the Executive Committee, the committees are composed entirely of independent, non-employee directors. Executive Committee The Executive Committee, whose committee chairman is Mr. Ronald J. Mittelstaedt and whose other members are Messrs. Michael W. Harlan and Larry S. Hughes, is authorized to exercise, subject to limitations under applicable law, all of the powers and authority of the Board of Directors in managing our business and affairs, including approval, between meetings of the Board of Directors, of all divestitures by the Company in excess of $25.0 million and all acquisitions by the Company for cash or other non-equity consideration in excess of $25.0 million. Audit Committee The Board of Directors has a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee, whose chairman is Mr. Harlan and whose other members are Messrs. Hughes and Razzouk, advises our Board of Directors and management with respect to, among other matters, internal controls, financial systems and procedures, accounting policies and other significant aspects of the Company’s financial management. Pursuant to its charter, the Audit Committee selects the Company’s independent registered public accounting firm and oversees the arrangements for, and approves the scope of, the audits to be performed by the independent registered public accounting firm. The Board of Directors has determined that all of the members of the Audit Committee are “financially literate” within the meaning of NYSE listing standards and applicable Canadian securities laws. The Board of Directors has also determined that Mr. Harlan is an “audit committee financial expert” as defined under the SEC rules. The committee’s duties are discussed below under “Audit Committee Report.” WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 5

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Compensation Committee The Compensation Committee, whose chairman is Mr. William J. Razzouk and whose other members are Ms. Susan “Sue” Lee and Mr. Edward E. “Ned” Guillet, is responsible for, among other matters, establishing our corporate officer compensation policies and administering such policies. Pursuant to its charter, the Compensation Committee studies, recommends and implements the amount, terms and conditions of payment of any and all forms of compensation for our directors, NEOs and other corporate officers; approves and administers any guarantee of any obligation of, or other financial assistance to, any officer or other employee; and approves the grant of restricted share units, share options, warrants and other forms of equity incentives to officers, employees and consultants. The Compensation Committee also makes recommendations to the Board of Directors concerning cash and equity-based compensation and benefits for non-management directors. See “Executive Compensation—Compensation Discussion and Analysis” for more information regarding compensation and the Compensation Committee. Compensation Committee Interlocks and Insider Participation In 2018, the Compensation Committee consisted of Ms. Lee and Messrs. Razzouk and Guillet. None of our executive officers served as a director or member of the compensation committee of another entity which had an executive officer that served as a director or member of our Compensation Committee. In addition, there are no other such potential Compensation Committee interlocks. Nominating and Corporate Governance Committee The Nominating and Corporate Governance Committee, whose chairman is Mr. Guillet and whose other members are Messrs. Robert H. Davis and Harlan, is responsible for, among other matters, recommending director nominees to the Board of Directors, overseeing an annual self-evaluation process to assess the effectiveness of the Board of Directors and its committees, and developing and implementing corporate governance principles. See “Board Renewal; Board Performance Evaluation” for more information regarding the committee’s annual self-evaluation process. Copies of the Audit Committee Charter, the Compensation Committee Charter and the Nominating and Corporate Governance Committee Charter, each of which our Board of Directors has adopted, are available on our website at http:// wasteconnections.investorroom.com/corporate-governance. A copy of each charter may also be obtained, free of charge, by writing to the Secretary of Waste Connections, Inc., at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. Independence of Committee Members In addition to the general requirements for the independent members of our Board of Directors described above, members of the Audit Committee and the Compensation Committee must also satisfy the additional independence requirements of the NYSE and applicable securities laws. These rules and laws, among other things, prohibit a member of the Audit Committee or the Compensation Committee, other than in his or her capacity as a member of such committee, the Board of Directors or any other committee of the Board of Directors, from receiving any compensatory fees from or being an affiliated person of the Company or any of its subsidiaries. As a matter of policy, the Board of Directors also applies this additional requirement to members of the Nominating and Corporate Governance Committee. 6 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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Board and Committee Meeting Attendance The Board of Directors held four meetings during 2018, all of which were regularly scheduled. None of the meetings were held telephonically. The Executive Committee did not meet during 2018. The Audit Committee met four times during 2018. The Compensation Committee met three times during 2018. The Nominating and Corporate Governance Committee met three times during 2018. Each director of Waste Connections attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served during 2018. The attendance record of each director for all Board of Directors and Committee meetings held during 2018 is set out below: Nominating and Corporate Executive Audit Compensation Governance Name Board Committee Committee Committee Committee Ronald J. Mittelstaedt 4/4 0/0 N/A N/A N/A Robert H. Davis 4/4 N/A N/A N/A 3/3 Edward E. “Ned” Guillet 4/4 N/A N/A 3/3 3/3 Michael W. Harlan 4/4 0/0 4/4 N/A 3/3 Larry S. Hughes 4/4 0/0 4/4 N/A N/A Susan “Sue” Lee 4/4 N/A N/A 3/3 N/A William J. Razzouk 4/4 N/A 4/4 3/3 N/A The Board’s Role in Risk Oversight The Board of Directors and its committees have an active role in overseeing management of the Company’s risks. The Board of Directors regularly reviews information from members of senior management regarding the Company’s safety performance, employee retention, financial performance, financial outlook, balance sheet, credit profile and liquidity, as well as the risks associated with each. The Board of Directors also receives reports from members of senior and regional management on areas of material risk to the Company, including market-specific, operational, legal, information technology, regulatory and strategic risks. The Audit Committee oversees management of financial, financial reporting and internal controls risk. The Compensation Committee assesses and monitors risks relating to the Company’s corporate officer compensation policies and practices. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of the Board of Directors and potential conflicts of interest. Director Independence The Board of Directors has determined that each of Ms. Lee and Messrs. Davis, Guillet, Harlan, Hughes and Razzouk is “independent” within the meaning of the standards set forth in our Corporate Governance Guidelines and Board Charter, a copy of which is attached as Appendix A. Ronald J. Mittelstaedt is not “independent” within the meaning of the standards set forth in our Corporate Governance Guidelines and Board Charter because he is the CEO of the Company. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 7

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Board Leadership Structure The Board of Directors selects its chairman and the Company’s CEO in any way it considers to be in the best interests of the Company. The Board has determined that the Company is best served by having Ronald J. Mittelstaedt, the Company’s founder and CEO, also serve as Board Chairman. Mr. Mittelstaedt has held the positions of Board Chairman and CEO since January 1998.(1) In the event that Mr. Mittelstaedt no longer serves as both Board Chairman and CEO, our Corporate Governance Guidelines and Board Charter provides that the positions of Board Chairman and CEO be held by separate persons. Lead Independent Director Responsibilities Our Corporate Governance Guidelines and Board Charter requires that at each regularly scheduled meeting of the Board of Directors, the non-management directors meet separately, without management present, in executive session. The non-management directors may also meet without management present at other times as determined by the lead independent director. Furthermore, when the Board Chairman is an affiliated director or a member of the Company’s management, or when the independent directors determine that it is in the best interests of the Company, the independent directors will appoint from among themselves a lead independent director (the “lead independent director”). The Board of Directors has designated the chairman of the Audit Committee, Mr. Harlan, as the lead independent director. In addition to his other duties as a director and member of committees, the lead independent director will: preside at all meetings of the Board of Directors at which the Board Chairman is not present; preside over each meeting of non-management directors; have the authority to call meetings of non-management directors; help facilitate communication between the Board Chairman/CEO and the non-management directors; advise with respect to the Board of Director’s agenda; ensure that the Board of Directors is able to function independently of management; serve as the leader of the Board of Directors on matters of corporate governance; if requested by major shareholders, ensure his or her availability for direct communication; ensure that all directors have an independent contact on matters of concern to them and ensure that the Board of Directors successfully discharges its fiduciary duties; provide guidance on, and monitor, the independence of each director to ensure the independence of the Board of Directors; provide leadership to the Board of Directors if circumstances arise in which the joint role of the Board Chairman and CEO may be, or may be perceived to be, in conflict; ensure that functions delegated to committees of the Board of Directors are carried out as represented and results are reported to the Board of Directors; work with the Board Chairman and CEO, including helping to review strategies, define issues, maintain accountability and build relationships; in conjunction with the Nominating and Corporate Governance Committee, facilitate the review and assessment of individual director attendance and performance and the size, composition and overall performance of the Board of Directors and its committees; in collaboration with the Board Chairman and the corporate secretary ensure that information requested by individual directors, the entire Board of Directors or committees of the Board of Directors is provided and meets their needs; and together with the Board Chairman, ensure the directors are knowledgeable about their obligations to the Company and its securityholders, management and other stakeholders, and pursuant to applicable law. If the Board Chairman is an independent director, then the duties for the lead independent director described above shall be part of the duties of the Board Chairman. As set forth in our Corporate Governance Guidelines and Board Charter, a majority of the members of our Board of Directors must be independent. For a director to be considered independent, the Board of Directors must determine that the director is “independent” within the meaning of (i) Section 1.4 of National Instrument 52-110 – Audit Committees of the Canadian Securities Administrators and (ii) Section 303A.02 of the Listed Company Manual of the NYSE, in each case as such laws or rules, as applicable, may be amended or replaced. In addition, for a director to be considered independent, the Board of Directors must determine that the director has no material relationship with the Company, provided that the direct or indirect ownership of any amount of the Company’s shares will not be deemed to constitute a material relationship. No director who is a former employee of the Company, is a former employee or affiliate of any current auditor of the Company or its subsidiaries, is a part of an interlocking directorate in which any NEO or other corporate officer of the Company serves on the compensation committee of another company that concurrently employs such director or has an immediate family member in any of the foregoing categories, can be independent until three years after such employment, affiliation or relationship has ceased. (1) Mr. Mittelstaedt has served as Board Chairman and CEO of the Company since completion of the Progressive Waste acquisition on June 1, 2016. Prior to that date, Mr. Mittelstaedt founded Old Waste Connections in 1997, served as CEO and a director of Old Waste Connections since its formation, and was elected Chairman of Old Waste Connections in January 1998. See “Explanatory Note” for further information pertaining to the Progressive Waste acquisition. 8 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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The Board of Directors reviews all relationships of each director to assess whether any of them is a material relationship so as to impair that director’s independence. A “material relationship” means a direct or indirect commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship that is reasonably likely to affect the independent and objective judgment of the director in question, provided that the direct or indirect ownership of any amount of our shares is not deemed to constitute a material relationship. The following commercial or charitable relationships are not considered to be material relationships that would impair a director’s independence: if a director of the Company (a) is also an executive officer of another company that does business with the Company and the annual sales to, or purchases from, the Company are less than the greater of $1 million or two percent of the annual revenue of that other company; (b) is an executive officer of another company that is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than one percent of the total consolidated assets of that other company; or (c) serves as an officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to that organization are less than one percent of that organization’s total annual receipts. The Board of Directors reviews annually whether its members satisfy these applicable independence tests before any member stands for re-election to the Board of Directors. Board Composition Board Renewal The Company does not limit the time a director can serve on the Board of Directors. While director term limits could potentially assist the Board of Directors in gaining fresh perspectives and meeting diversity objectives, imposing director term limits means that the Board of Directors may lose the contributions of longer serving directors who have developed a deeper knowledge and understanding of our business and have a demonstrated track record for guiding the Company through a long-term period of shareholder value creation. The Board of Directors is of the view that there are a number of mechanisms of ensuring renewal of the Board of Directors without implementing director term limits, including the use of performance evaluations of the Board of Directors, mandatory retirement policies for directors, the identification of skills needed on the Board of Directors and succession planning. The Board of Directors has adopted a director retirement policy that provides that no director who is over the age of 75 at the expiration of his or her current term may be nominated to a new term. However, the Nominating and Corporate Governance Committee may determine that it would be in the best interests of the Company to ask a director to remain on the Board of Directors for an additional period of time beyond age 75, or to stand for re-election even if such director is over the age of 75. In February 2019, the Nominating and Corporate Governance Committee considered the nomination of Mr. Davis for election to the Board after his 75th birthday, concluding that he continued to meet all of the other qualifications described above and that the Company would benefit from his continued service on the Board of Directors given his significant experience in the recycling industry, especially in light of recent disruptions in that industry. Accordingly, the Nominating and Corporate Governance Committee recommended to the Board of Directors that Mr. Davis be nominated for election as a director at the Meeting. After considering such recommendation and its reasoning, the Board of Directors determined that it was in the best interests of the Company to approve a one-time exception to the mandatory retirement age policy for Mr. Davis and to allow him to stand for re-election at the Meeting. Board and Committee Performance Evaluation The Board of Directors and each Committee perform an annual performance self-evaluation to assess, at a minimum, the effectiveness and adequacy of the meetings of the Board of Directors and its Committees, the adequacy and timeliness of information provided to the Board of Directors by the Company’s management, the diversity of experience of individual directors and the contributions of each director. The evaluation process is overseen by the Nominating and Corporate Governance Committee and includes questionnaires completed by each director that take into account observations from previous assessments, current topics, and other input from the Board of Directors. A complete set of responses is then reviewed by each committee and the Board of Directors. Based on feedback from the 2018 evaluation, the directors concluded that the Board of Directors and its committees functioned well together, and that the members of our Board of Directors were satisfied with the overall performance of the Board of Directors and its committees. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 9

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Our Director Nomination Process Our Board of Directors believes that directors must have the highest personal and professional ethics, integrity and values. They must be committed to representing the best interests of the Company and should be committed to serving on the Board of Directors for an extended period of time. They must have an objective perspective, practical wisdom, mature judgment and expertise, skills and knowledge useful to the oversight of our business. Our goal is a Board of Directors that represents diverse experiences at policy-making levels in business and other areas relevant to our activities, while encouraging a diversity of backgrounds, including with respect to gender, among the members of our Board of Directors. We have not adopted a target regarding the number of women on our Board of Directors because we believe that a less formulaic approach to board composition, together with a rigorous search for qualified candidates based on the above qualifications and criteria, will best serve our needs. Our Board of Directors believes it is paramount to maintain flexibility in the nominating process in order to ensure that the most qualified available candidates are selected as circumstances dictate and the needs of the Company evolve. In identifying suitable candidates for nomination to the Board of Directors, the Nominating and Corporate Governance Committee will consider candidates on merit using objective criteria and with due regard for the benefits of diversity on the Board of Directors, including the level of representation of women on the Board of Directors. The Board of Directors consists of seven directors, of which one is a woman, representing approximately 14.3% of the Board of Directors. Our Board of Directors maintains a competency matrix to assess its composition. The following table summarizes the key experiences and skills represented on our Board of Directors: Director Experience and Skills Davis Guillet Harlan Hughes Lee Mittelstaedt Razzouk Corporate Governance Public Company C-Suite Strategy Mergers and Acquisitions People, Training & Development Solid Waste Industry Operations & Materials Management Sales and Marketing Finance/Accounting Legal/Regulatory EH&S / Sustainability Risk Management Information Technology Diversity Nationality Canada United States Age Under 60 60-70 71+ Gender Male Female Tenure 1-5 Years 6-10 Years 11+ Years Independence Yes No 10 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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In addition to the foregoing qualities, the Nominating and Corporate Governance Committee will take a number of other factors into account in considering candidates as nominees for the Board of Directors, including the following: (i) whether the candidate is independent within the meaning of our Corporate Governance Guidelines and Board Charter; (ii) relevant business, academic or other experience; (iii) willingness and ability to attend and participate actively in Board and Committee meetings and otherwise to devote the time necessary to serve, taking into consideration the number of other boards on which the candidate serves and the candidate’s other business and professional commitments; (iv) potential conflicts of interest; (v) whether the candidate is a party to any adverse legal proceeding; (vi) the candidate’s reputation; (vii) specific expertise and qualifications relevant to any Committee that the candidate is being considered for, such as whether a candidate for the Audit Committee meets the applicable financial literacy or audit committee financial expert criteria; (viii) willingness and ability to meet our director’s equity ownership guidelines; (ix) willingness to adhere to our Code of Conduct and Ethics; (x) ability to interact positively and constructively with other directors and management; (xi) willingness to participate in a one-day new director orientation session; (xii) willingness to attend educational forums or workshops to enhance understanding of new and evolving governance requirements; and (xiii) the size and composition of the Board. When seeking director candidates, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management, third party advisors, business and personal contacts, and shareholders. The Nominating and Corporate Governance Committee may also engage the services of a third-party search firm to help identify and facilitate the screening and interview process of potential director nominees. In 2019, the Nominating and Corporate Governance Committee intends to engage a third-party search firm to assist with its search for potential new directors and ensure potential nominees include diverse candidates. After conducting an initial evaluation, the Nominating and Corporate Governance Committee will make arrangements for candidates it considers suitable to be interviewed by one or more members of the committee. Each candidate will be required to complete a standard directors’ and officers’ questionnaire, completed by all of the directors annually. The Nominating and Corporate Governance Committee may also ask the candidate to meet with members of our management. If the Nominating and Corporate Governance Committee believes that the candidate would be a valuable addition to the Board of Directors, it will recommend the candidate for nomination to the Board. Before recommending a sitting director to be nominated for re-election at an annual meeting of shareholders, the Nominating and Corporate Governance Committee will consider the director’s past performance and contribution to the Board of Directors. The Nominating and Corporate Governance Committee will apply the criteria described above when considering candidates recommended by shareholders as nominees for the Board of Directors. In addition, any of our shareholders may nominate one or more persons for election as a director of the Company at any meeting of shareholders called for the purpose of electing directors if the shareholder complies with the notice, information and consent provisions contained in our By-law No. 1. Pursuant to our By-law No. 1, to be considered for inclusion in our proxy materials, notice of a shareholder’s nomination of a person for election to the Board of Directors (the “Notice”) must be received by the Secretary of the Company in writing at the address listed on the first page of this proxy statement for the Meeting not later than the close of business on the 30th day before the date of the annual meeting of shareholders; except that, if the first public announcement made by the Company of the date of the annual meeting of shareholders (the “Notice Date”) is less than 50 days prior to the date of the annual meeting of shareholders, notice by the shareholder may be given not later than the close of business on the 10th day following the Notice Date. In the case of a special meeting that is not also an annual meeting, the notice must be given not later than the 15th day following the applicable Notice Date. The notice must contain and be accompanied by certain information as specified in our By-law No. 1 and set forth below, including information about the shareholder providing the notice and the proposed nominee(s) (the “Proposed Nominee”). Shareholders making nominations must provide, among other things, information regarding each such shareholder’s: name, business and residential address; number of securities of the Company beneficially owned, or controlled or directed, directly or indirectly, by the shareholder or any other person with whom the shareholder is acting jointly or in concert with respect to the Company or any of its securities as of the record date for the meeting and the date of the proxy notice; their interests in, or rights or obligations associated with, any agreements, arrangements or understandings, the purpose or effect of which is to alter, directly or indirectly, the person’s economic interest in a security of the Company or the person’s economic exposure to the Company; full particulars of any proxy, contract, relationship, arrangement, agreement or understanding pursuant to which such person, or any of his or her affiliates or associates, or any person acting jointly or in concert with such person, has any interests, rights or obligations relating to the voting of any securities of the Company or the nomination of directors to the Board of Directors; and any other information that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to applicable law. Additionally, shareholders nominating director candidates are required to disclose, among other things: the name, age, business and residential address of the Proposed Nominee; the principal occupation, business or employment of the Proposed Nominee, both presently and within the past five years; whether the Proposed Nominee is a resident Canadian; WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 11

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the number of securities of each class of securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by the Proposed Nominee, as of the Record Date and the date of the proxy notice; full particulars of any relationship, agreement, arrangement or understanding, including financial, compensation and indemnity related relationships, agreements, arrangements or understandings, between the Proposed Nominee and the shareholder, or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Proposed Nominee or the shareholder, in connection with the Proposed Nominee’s nomination and election as a director of the Company; and any other information that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to applicable law. Such information must be promptly updated and supplemented so as to be accurate as of the Record Date. We recommend that any shareholder wishing to nominate a director at an annual meeting of shareholders review a copy of our By-law No. 1. Majority Voting for Directors Our Corporate Governance Guidelines and Board Charter provides, in uncontested director elections, for our directors to be elected by the affirmative vote of a “majority of the votes cast” with respect to his or her election at a meeting of shareholders, and each incumbent director who receives more “WITHHOLD” votes than votes “FOR” in respect of his or her election must resign from the Board of Directors. A “majority of the votes cast” means that the number of shares voted “FOR” a director’s election exceeds 50% of the number of the total votes cast with respect to that director’s election. The total votes cast with respect to that director’s election will include votes “FOR” that director and “WITHHOLD” votes, but will exclude abstentions, broker non-votes, and failures to vote with respect to that director’s election. Upon receipt of such a tendered resignation, the Nominating and Corporate Governance Committee or the Board of Directors or another independent committee of the Board of Directors will make a determination as to whether to recommend that the Board of Directors accept or reject such resignation. The applicable committee is expected to recommend that the Board of Directors accept the resignation absent exceptional circumstances. The director who is the subject of such determination is not permitted to participate in the deliberations or decisions of the deciding committee. The Company must promptly publicly disclose the decision(s) of the Board of Directors by a press release and a filing with the SEC and the applicable securities commissions or similar regulatory authorities in Canada. If the director’s tendered resignation is not accepted by the deciding committee or the director does not submit his or her resignation to the Board of Directors, such director will continue to serve until his or her successor is duly elected, or his or her earlier resignation or removal. If the director’s resignation is accepted by the deciding committee, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy. Director Orientation and Continuing Education The Company provides access to appropriate orientation programs, sessions or materials for new members of the Board of Directors for their benefit either prior to or within a reasonable period of time after their nomination or election to the Board of Directors, which include written materials and presentations by senior management regarding the directors’ legal and ethical responsibilities; our strategic plans, principal operating risks and financial statements; the material factors that affect our performance; the operation, significance and effects of incentive compensation programs and related party transactions; and other key policies and practices. Continuing education is provided through a number of opportunities, including visits to our operating locations, strategic and financial presentations by members of senior and regional management, and periodic presentations by outside experts on topics of interest. Directors are also encouraged, but not required, to participate in outside continuing education programs. 12 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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Communications with the Board Shareholders and other interested parties may communicate with the Board of Directors generally, with the non-employee directors as a group or with a specific director at any time by writing to the Board of Directors, the non-employee directors or a specific director, care of the Secretary, at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. The Secretary will forward all communications to the Board of Directors, the non-employee directors or a specific director, as applicable, as soon as practicable after receipt without screening the communication. Shareholders and other interested parties are requested to provide their contact information and to state the number of Common Shares that they beneficially own in their communications to the Board of Directors. Because other appropriate avenues of communication exist for matters that are not of shareholder interest, such as general business complaints or employee grievances, shareholders and other interested parties are urged to limit their communications to the Board of Directors to matters that are of shareholder interest and that are appropriate for consideration by the Board of Directors. Shareholder Outreach We believe that our relationship with and accountability to shareholders are critical to our success. Engaging with our shareholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our shareholder and investor outreach includes investor road shows, analyst meetings and investor conferences. We also communicate with shareholders and other interested parties through various media, including our annual and quarterly reports, proxy statement and other SEC and Canadian securities filings, press releases and our website. Our conference calls for quarterly earnings releases and major corporate developments are open to all. These calls are available in real time and are also archived as webcasts on our website. Our CEO and Board Chairman, President, Chief Financial Officer and other senior management also regularly meet with investors to discuss our strategy, financial and business performance and to update investors on key developments. Position Descriptions Written position descriptions for the Board Chairman, the lead independent director and the Committee chairs, as well as a position description for the CEO of the Company, have been approved by the Board of Directors. Executive Officer Diversity We do not have a formal policy which specifies targets regarding the representation of women in executive officer positions. While we believe that diversity – including gender diversity – is an important consideration in determining the makeup of our executive team, and we consider the level of representation of women in our executive team when making executive officer appointments, it is only one of a number of factors (which include leadership capabilities, mature judgment, merit, talent, experience, expertise and strategic/innovative thinking) that are considered in selecting the best candidates for executive positions. We have three women in senior leadership roles, or 16% of our total senior leaders (which includes executive officers, as defined under applicable Canadian securities laws, and our Vice Presidents). Ten percent of our executive officers, as defined under applicable Canadian securities laws, are women. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 13

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DIRECTOR COMPENSATION AND EQUITY OWNERSHIP

Annual Retainer and Equity Grants

All of our non-employee directors are paid an annual cash retainer and receive deferred share units, or DSUs. The amount of such director compensation is determined on an annual basis by the Board of Directors. A supplemental annual cash retainer is also paid to committee chairs. Directors who are officers or employees of the Company do not receive any compensation as directors or for attending meetings of the Board of Directors or its committees.

The Compensation Committee periodically engages its independent compensation consultant to review director compensation using the same peer group used to benchmark executive compensation. The principal features of the compensation received by our non-employee directors for fiscal year 2018 are described below.

Type of Fee		
Annual Cash Retainer	$	100,000
Committee Chair Cash Retainers:		
Audit	$	25,000
Compensation	$	25,000
Nominating & Corporate Governance	$	15,000
Target DSU/RSU Grant	CAD$	210,000

Directors may elect, irrevocably and in advance, to receive up to CAD$150,000 of their director grant in restricted share units, or RSUs, that are settled in Common Shares, with the remainder to be received in the form of DSUs. RSUs received in payment of the director grant vest in two equal installments on the grant date and the first anniversary of the grant date.

The following table provides compensation information for the year ended December 31, 2018, for each non-employee member of our Board of Directors.

Name	Fees Earned or Paid in Cash ($)(1)	Share Awards ($)(1)(2)	All Other Compensation ($)(1)(3)	Total ($)(1)
Robert H. Davis	100,030	166,027	11,308	277,365
Edward E. "Ned" Guillet	115,000	166,027	20,184	301,211
Michael W. Harlan	125,030	166,027	7,747	298,804
Larry S. Hughes	100,030	166,027	9,589	275,646
Susan "Sue" Lee	100,030	166,027	11,278	277,335
William J. Razzouk	125,030	166,027	16,411	307,468

(1) *Ms. Lee and Mr. Hughes received their compensation in Canadian currency. For purposes of this presentation, Canadian dollar amounts have been converted to U.S. dollars based on the Bank of Canada average rate of exchange for the period from January 1, 2018 to December 31, 2018, CAD$1.00 = US$0.7718.*

(2) *In February 2018, each of our non-employee directors received a grant of 1,683 RSUs with a grant date fair value of $118,601 and a grant of 673 DSUs with a grant date fair value of $47,426, each as shown in the "Share Awards" column. The amount shown for each non-employee director is the grant date fair value of the 2018 awards computed in accordance with generally accepted accounting principles in the U.S., excluding estimates of forfeitures related to service-based vesting conditions. A discussion of the fair value of share awards is set forth under Note 1 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 14, 2019.*

14 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

DIRECTOR COMPENSATION AND EQUITY OWNERSHIP

The table below shows the aggregate number of unvested share awards (in the form of RSUs and DSUs) outstanding for each non-employee director as of December 31, 2018.

Name	Aggregate Restricted Share Unit Awards Outstanding as of December 31, 2018 (#)	Aggregate Deferred Share Unit Awards Outstanding as of December 31, 2018 (#)
Robert H. Davis	841	1,460
Edward E. "Ned" Guillet	841	1,460
Michael W. Harlan	841	1,460
Larry S. Hughes	841	6,851
Susan "Sue" Lee	841	4,485
William J. Razzouk	841	1,460

(3) Directors may be reimbursed for expenses associated with the traveling to meetings of the Board of Directors and other Company-related events. This column reflects such amounts reimbursed during the year ended December 31, 2018.

Non-Employee Directors' Equity Ownership

Non-employee directors of the Company are required to hold shares having a market value of at least $300,000, or three times the annual cash retainer. Non-employee directors have five years from the fiscal year-end following initial election to the Board of Directors to accumulate the share ownership prescribed by the guidelines. For purposes of the calculation, shares deemed "beneficially owned" by the non-employee directors within the meaning of the rules of the SEC, as well as DSUs or RSUs subject to time-based vesting held by the non-employee director, and vested or time-based unvested DSUs and RSUs or resulting shares deposited into a deferred compensation plan or arrangement, are included in the calculation of the amount of such individual's ownership. As of the date of this proxy statement, all of our non-employee directors exceeded the requirements of our share ownership guidelines.

Non-employee directors held the following Common Shares, DSUs and unvested RSUs as of March 21, 2019, the Record Date for the Meeting.

Name	Common Shares	DSUs	Unvested RSUs	Total	Equity Ownership Guideline Met
Robert H. Davis	14,189	2,010	688	16,887	✓
Edward E. "Ned" Guillet	61,173	2,010	688	63,871	✓
Michael W. Harlan	19,463	2,010	688	22,161	✓
Larry S. Hughes	8,957	7,401	688	17,046	✓
Susan "Sue" Lee	9,229	5,035	688	14,952	✓
William J. Razzouk	19,919	2,010	688	22,617	✓

Directors' Deferred Share Unit Plan

DSUs are notional units that have the same value as Common Shares, and therefore have the same upside and downside risk as to value, but do not give the holder voting or other shareholder rights. Awarding DSUs to directors serves to align the interests of non-executive directors with those of shareholders. DSUs are redeemed and settled for cash only when the non-executive director leaves the Board of Directors, and the redemption value of a DSU is equal to the market value of a Common Share at the date of redemption, less applicable withholdings.

Directors may elect, irrevocably and in advance, to receive all or part of their director and committee chair cash retainers either in cash or DSUs. They may also elect, irrevocably and in advance, to receive up to CAD$150,000 of their upcoming equity grants in RSUs that are settled in Common Shares, with the remainder of such compensation to be received in the form of DSUs. Notional DSUs are credited to an account for each director and held until the director leaves the Board of Directors.

DSUs earn dividend equivalents at the same rate as dividends are paid on Common Shares. DSU holders are credited with additional DSUs that are equivalent in value to the dividends declared on the Common Shares. Such additional DSUs are credited to each non-executive director's account on each dividend payment date. The number of DSUs is calculated using the same rate as for the dividends paid on the Common Shares.

WASTE CONNECTIONS, INC. I 2019 PROXY STATEMENT 15

PROPOSAL 1 ELECTION OF DIRECTORS The Board of Directors is composed of seven directors. At the Meeting, you will be asked to elect all seven current directors to serve until the 2020 Annual Meeting of Shareholders of the Company or until their respective successors are duly elected or appointed. The election of each director nominee may be approved by any one or more shareholders voting “FOR” each such director nominee (i.e., a plurality vote). You may either vote “FOR” or “WITHHOLD” your vote with respect to the election of each director nominee. If you vote “FOR” the election of a nominee, your vote will be cast accordingly. If you select “WITHHOLD” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the majority voting policy included in our Corporate Governance Guidelines and Board Charter. Pursuant to our majority voting policy, a “WITHHOLD” vote is considered a vote cast for purposes of the election of the director nominee and is equivalent to a vote against the nominee. Pursuant to the Company’s Corporate Governance Guidelines and Board Charter, each director of the Company must be elected by a “majority of the votes cast” with respect to his or her election. A “majority of the votes cast” means that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes cast with respect to that director’s election will include votes to withhold authority, but will exclude abstentions, broker non-votes, and failures to vote with respect to that director’s election. See “Majority Voting for Directors” on page 12 of this proxy statement. Proxies will be voted, unless otherwise indicated, for the election of all seven nominees to our Board of Directors. Proxies will be voted in a discretionary manner if any of the seven nominees is unable to serve. For purposes of this section, references to the “Company” and the words “we,” “our,” “ours,” and “us” refer to Old Waste Connections prior to June 1, 2016, and New Waste Connections on and after June 1, 2016. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS. RONALD J. MITTELSTAEDT CEO & BOARD CHAIRMAN Waste Connections, Inc. Age 55 BOARD/COMMITTEE MEMBERSHIP: BOARD ATTENDANCE IN 2018: 100% Texas, U.S.A. „ Board Director since: „ Executive Committee September 1997(1) COMMON SHARES OWNED OR CONTROLLED: 234,869 NOT Independent BIOGRAPHY: Mr. Mittelstaedt has served as Chief Executive Officer and a director of the Company since its formation in 1997(1), and was elected Board Chairman in January 1998(1). Mr. Mittelstaedt also served as President of the Company from its formation through August 2004(1). Under Mr. Mittelstaedt’s leadership, the Company has become the third largest company in the North American solid waste and recycling industry, employing nearly 17,000 people across the U.S. and Canada. Mr. Mittelstaedt also established the RDM Positive Impact Foundation in 2004 to improve the lives of underprivileged and at-risk children. Prior to his career in the solid waste and recycling industry, he spent three years in the air freight industry. Mr. Mittelstaedt serves as a director for SkyWest, Inc. and is also a director for Pride Industries, a non-profit organization which provides manufacturing, supply chain, logistics and facilities services to public and private organizations nationwide, while creating jobs for people with disabilities. Mr. Mittelstaedt holds a bachelor’s degree in Business Economics from the University of California—Santa Barbara. We believe that Mr. Mittelstaedt’s qualifications to serve on our Board of Directors include his extensive experience in the solid waste industry, including as our founder, our Chief Executive Officer and a director since the Company was formed in 1997 and our Board Chairman since 1998(1). (1) Mr. Mittelstaedt has served as CEO and a director of the Company since completion of the Progressive Waste acquisition on June 1, 2016. Prior to that date, Mr. Mittelstaedt founded Old Waste Connections in 1997, served as CEO and a director of Old Waste Connections since its formation, and was elected Chairman of Old Waste Connections in January 1998. See “Explanatory Note” for further information pertaining to the Progressive Waste acquisition. 16 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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ROBERT H. DAVIS MANAGING PARTNER/PRESIDENT Rubber Recovery, Inc. Age 76 BOARD/COMMITTEE MEMBERSHIP: BOARD ATTENDANCE IN 2018: 100% California, U.S.A. „ Board Director since: „ Nominating and Corporate Governance Committee June 2001(2) COMMON SHARES OWNED OR CONTROLLED, Independent INCLUDING DSUs: 16,199 BIOGRAPHY: Mr. Davis has been the Managing Partner/President of Rubber Recovery Inc., a private, California-based scrap tire processing and recycling company, since July 2006. Mr. Davis is the conceptual founder and a member of the external advisory board of the Global Waste Research Institute at California Polytechnic State University, San Luis Obispo (“Cal Poly”). He served as President of Waste Systems International, Inc., a turnkey solid waste management systems provider of environmentally acceptable solutions to developing countries outside the U.S., from November 2007 to 2009. From 2007 to 2010, he was a member of the board of effENERGY LLC, an alternative energy company. Prior to acquiring his ownership interest in Rubber Recovery Inc., Mr. Davis was President, Chief Executive Officer and a Director of GreenMan Technologies, Inc., a publicly-traded tire shredding and recycling company, from 1997 to 2006. Prior to joining GreenMan, Mr. Davis served as Vice President of Recycling for Browning-Ferris Industries, Inc., from 1990 to 1997. With more than 40 years of experience in the solid waste and recycling industry, Mr. Davis has also held executive positions with Fibres International, Garden State Paper Company and SCS Engineers, Inc. Mr. Davis holds a B.S. degree in Mathematics from Cal Poly, has done graduate work at George Washington University in Solid Waste Management, and has engaged in continuing education at Stanford University Law School in Corporate Governance. In 2009, Mr. Davis was honored as Alumni of the Year for the College of Science/Mathematics at Cal Poly. Since 2008, Mr. Davis has served on the Dean’s Executive Advisory Committee for the College of Engineering, and since 2010, he has served on the Dean’s Executive Advisory Committee for the College of Science and Mathematics. We believe that Mr. Davis’ qualifications to serve on our Board of Directors include his past experience on our Board of Directors(2), his substantial experience in the solid waste and recycling industries, his considerable involvement in sustainability initiatives, his general experience with environmental matters, his government relations experience and his prior experience as a director of another publicly-traded company. EDWARD E. “NED” GUILLET CORPORATE DIRECTOR/CONSULTANT Age 67 BOARD/COMMITTEE MEMBERSHIP: BOARD ATTENDANCE IN 2018: 100% California, U.S.A. „ Board „ Compensation Committee Director since: „ Nominating and Corporate Governance Committee March 2007(3) Independent COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs: 63,183 BIOGRAPHY: Mr. Guillet has been an independent freelance human resources consultant since January 2007. From October 2005 until December 2006, he was Senior Vice President, Human Resources for the Gillette Global Business Unit of The Procter & Gamble Company, a position he held subsequent to the merger of Gillette with Procter & Gamble. From July 2001 until September 2005, Mr. Guillet was Senior Vice President and Chief Human Resources Officer and an executive officer of The Gillette Company, a global consumer products company. He joined Gillette in 1974 and held a broad range of leadership positions in its human resources department. Mr. Guillet has been a Director of CCL Industries Inc., the largest label company in the world providing innovative solutions to the Home & Personal Care, Food & Beverage, Healthcare & Specialty, Automotive, Electronic & Consumer Durables and Retail & Apparel markets worldwide, since 2008, where he also serves as the Chairman of the Board of Directors’ Human Resources Committee and as a member of its Nominating & Governance Committee. Mr. Guillet is a former member of Boston University’s Human Resources Policy Institute. He holds a B.A. degree in English Literature and Secondary Education from Boston College. We believe that Mr. Guillet’s qualifications to serve on our Board of Directors include his past experience on our Board of Directors(3), his substantial experience with human resources and personnel development matters, and the positions he has held with other publicly-traded companies (including a publicly-traded company in Canada). (2) Mr. Davis has served as a director of the Company since completion of the Progressive Waste acquisition on June 1, 2016. Prior to that date, Mr. Davis served as a director of Old Waste Connections since June 2001. See “Explanatory Note” for further information pertaining to the Progressive Waste acquisition. (3) Mr. Guillet has served as a director of the Company since completion of the Progressive Waste acquisition on June 1, 2016. Prior to that date, Mr. Guillet served as a director of Old Waste Connections since March 2007. See “Explanatory Note” for further information pertaining to the Progressive Waste acquisition. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 17

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PROPOSAL 1 ELECTION OF DIRECTORS

MICHAEL W. HARLAN

CHAIRMAN & CEO

TruHorizon Environmental Solutions

Age 58 Texas, U.S.A. Director since: May 1998[4] **Independent**	**BOARD/COMMITTEE MEMBERSHIP:** ■ Board ■ Audit Committee ■ Executive Committee ■ Nominating and Corporate Governance Committee	**BOARD ATTENDANCE IN 2018: 100%** **COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs: 21,473**

BIOGRAPHY:

Mr. Harlan is the Chairman of the Board of Directors and Chief Executive Officer of Principal Environmental, L.L.C., doing business as TruHorizon Environmental Solutions, a company that provides environmental regulatory compliance services, and a position he has held since September 2013. Mr. Harlan joined the Board of Directors of Brewer Crane Holdings, LLC, in July 2018. Brewer Crane is a privately-held company that provides customers in Southern California with a wide range of crane, rigging, trucking, and construction services. Since September 2011, he has also served as President of Harlan Capital Advisors, LLC, a private consulting firm focused on advising companies on operational matters, strategic planning, mergers and acquisitions, debt and equity investments, and capital raising initiatives. Prior to forming Harlan Capital Advisors, Mr. Harlan held numerous positions at U.S. Concrete, Inc. (NASDAQ: USCR), a publicly-traded producer of concrete, aggregates and related concrete products, including most recently as its President and Chief Executive Officer from May 2007 until August 2011, and as a Director from June 2006 until August 2011. He has previously served on the Board of Directors for several public and private companies and currently serves on the University of Houston Honors College Advisory Board. Prior to founding U.S. Concrete in August 1998, Mr. Harlan held several senior financial positions with publicly-traded companies, including chief financial officer, treasurer and controller. Mr. Harlan began his career with an international public accounting firm. Mr. Harlan is a Certified Public Accountant and graduated magna cum laude from the University of Mississippi with a Bachelor of Accounting degree.

We believe that Mr. Harlan's qualifications to serve on our Board of Directors include his past experience on our Board of Directors[6], his substantial experience in the solid waste industry, his significant experience in accounting and financial matters, including his extensive experience as a certified public accountant, his substantial experience with growth-oriented companies, and his prior experience as a director of other publicly-traded companies.

LARRY S. HUGHES

CORPORATE DIRECTOR

Age 67 British Columbia, Canada Director since: May 2014[5] **Independent**	**BOARD/COMMITTEE MEMBERSHIP:** ■ Board ■ Audit Committee ■ Executive Committee	**BOARD ATTENDANCE IN 2018: 100%** **COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs: 16,358**

BIOGRAPHY:

Mr. Hughes is a retired executive and former lawyer who currently provides consulting and advisory services. In June 2017, Mr. Hughes retired as an executive of West Fraser Timber Co. Ltd., an integrated wood products company headquartered in Vancouver, B.C. in Canada. West Fraser is a Canadian public company whose shares are listed for trading on the Toronto Stock Exchange. Mr. Hughes served as West Fraser's Senior Vice-President from 2007 to 2011 with oversight of strategic planning, legal, environmental and safety matters. He served as Vice-President, Finance and Chief Financial Officer from 2011 to 2017 with oversight of financial and accounting matters as well as strategic planning, investor relations, corporate governance and pension matters. Prior to joining West Fraser Mr. Hughes had a successful 27-year career as a business lawyer in private practice in Vancouver. He joined the Board of Progressive Waste Solutions Ltd. in May of 2014 and continued as a director following the June 2016 merger with the Company[6].

We believe that Mr. Hughes' qualifications to serve on our Board of Directors include his past experience on our Board of Directors[6], his significant experience in corporate financial, governance and legal matters, his experience with companies having operations in both the U.S. and Canada, and his experience as an officer of another publicly-traded company in Canada.

(4) Mr. Harlan has served as a director of the Company since completion of the Progressive Waste acquisition on June 1, 2016. Prior to that date, Mr. Harlan served as a director of Old Waste Connections since May 1998. See "Explanatory Note" for further information pertaining to the Progressive Waste acquisition.

(5) Mr. Hughes has served as a director of the Company since completion of the Progressive Waste acquisition on June 1, 2016. Prior to that date, Mr. Hughes served as a director of Progressive Waste since May 2014. See "Explanatory Note" for further information pertaining to the Progressive Waste acquisition.

18 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

SUSAN “SUE” LEE CORPORATE DIRECTOR Age 67 BOARD/COMMITTEE MEMBERSHIP: BOARD ATTENDANCE IN 2018: 100% Alberta, Canada „ Board Director since: „ Compensation Committee May 2014(6) COMMON SHARES OWNED OR CONTROLLED, Independent INCLUDING DSUs: 14,264 BIOGRAPHY: Ms. Lee has been a corporate director since November 2011. She retired from Suncor Energy Inc. in April 2012, where she last served as Senior Vice-President, Human Resources and Communications. During her 16 years with Suncor, her responsibilities included executive compensation and succession planning, governance, merger strategy and integration, and stakeholder and government relations. Prior to joining Suncor, Ms. Lee had a 14-year career in human resources at TransAlta Corp. Ms. Lee has been a Director of Empire Company Limited, a food retailing business, since 2014, where she also serves as a member of the Board of Directors’ Human Resources Committee. Ms. Lee served as a Director of Bonavista Energy Corporation from November 2013 to December 2017 and as a Director of Progressive Waste Solutions Ltd. from May 2014 until May 2016(6). She has also served on a number of prominent boards in Canada, such as the Suncor Energy Foundation, Holcim Canada, Altalink, the University of Calgary Board of Governors and the Women’s Executive Network Top 100 Women Advisory Board. In 2007, Ms. Lee was an inaugural inductee into the Hall of Fame for Canada’s Top 100 Most Powerful Women. We believe that Ms. Lee’s qualifications to serve on our Board of Directors include her past experience on our Board of Directors(6), her substantial experience with human resources and talent management and development matters, her substantial experience in the energy industry, the positions she has held with other publicly-traded companies in Canada and her experience as a director of other publicly-traded companies in Canada. WILLIAM J. RAZZOUK CORPORATE DIRECTOR Age 71 BOARD/COMMITTEE MEMBERSHIP: BOARD ATTENDANCE IN 2018: 100% Florida, U.S.A. „ Board „ Audit Committee Director since: „ Compensation Committee January 1998(7) Independent COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs: 21,929 BIOGRAPHY: Mr. Razzouk has been a corporate director since October 2017. From March 2005 to October 2017, Mr. Razzouk served as the Chairman and a Director of Newgistics, Inc., a provider of intelligent order delivery and returns management solutions for direct retailers and technology companies, since March 2005. From March 2005 to December 2015, he also served as the President and Chief Executive Officer of Newgistics, Inc. From August 2000 to December 2002, he was a Managing Director of Paradigm Capital Partners, LLC, a venture capital firm in Memphis, Tennessee focused on meeting the capital and advisory needs of emerging growth companies. From September 1998 to August 2000, he was Chairman of PlanetRx.com, an e-commerce company focused on healthcare and sales of prescription and over-the-counter medicines, health and beauty products and medical supplies. He was also Chief Executive Officer of PlanetRx.com from September 1998 until April 2000. From April 1998 until September 1998, Mr. Razzouk owned a management consulting business and an investment company that focused on identifying strategic acquisitions. From September 1997 until April 1998, he was the President, Chief Operating Officer and a Director of Storage USA, Inc., a then publicly-traded (now private) real estate investment trust that owned and operated more than 350 mini storage warehouses. He served as the President and Chief Operating Officer of America Online from February 1996 to June 1996. From 1983 to 1996, Mr. Razzouk held various management positions at Federal Express Corporation, most recently as Executive Vice President, Worldwide Customer Operations, with full worldwide P&L responsibility. Mr. Razzouk previously held management positions at ROLM Corporation, Philips Electronics and Xerox Corporation. He previously was a Director of Fritz Companies, Inc., Sanifill, Inc., Cordis Corp., Storage USA, PlanetRx.com, America Online and La Quinta Motor Inns. Mr. Razzouk holds a Bachelor of Journalism degree from the University of Georgia. We believe that Mr. Razzouk’s qualifications to serve on our Board of Directors include his past experience on our Board of Directors(7), his significant experience in corporate financial matters, his experience in the solid waste industry, his substantial experience with growth-oriented companies, and his prior experience as a director of other publicly-traded companies. (6) Ms. Lee has served as a director of the Company since completion of the Progressive Waste acquisition on June 1, 2016. Prior to that date, Ms. Lee served as a director of Progressive Waste since May 2014. See “Explanatory Note” for further information pertaining to the Progressive Waste acquisition. (7) Mr. Razzouk has served as a director of the Company since completion of the Progressive Waste acquisition on June 1, 2016. Prior to that date, Mr. Razzouk served as a director of Old Waste Connections since January 1998. See “Explanatory Note” for further information pertaining to the Progressive Waste acquisition. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 19

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Public Company Board Memberships Under the terms of our Corporate Governance Guidelines and Board Charter, directors who also serve as chief executive officers or in equivalent positions at any company should not serve on more than two boards of public companies in addition to our Board of Directors, and other directors should not serve on more than four other boards of public companies in addition to our Board of Directors. Additionally, our Audit Committee Charter specifies that directors may not simultaneously serve on the audit committees of more than two other public companies unless our Board of Directors first determines such service will not impair the ability of the director to serve effectively on our Audit Committee. The table below sets forth the other reporting issuers for which the Company’s directors serve as directors and the stock exchanges on which such issuers are listed. Nominee Public Company Exchange Ronald J. Mittelstaedt SkyWest, Inc. NASDAQ Edward E. “Ned” Guillet CCL Industries Inc. TSX Susan “Sue” Lee Empire Company Limited TSX Bankruptcies and Insolvencies Except as disclosed below, as of the date of this proxy statement, no director nominee is, or within the ten years prior to the date of this proxy statement, was: (a) a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (b) bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or has become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver manager or trustee appointed to hold the assets of the director nominee. Michael W. Harlan, a director of the Company, served as President and Chief Executive Officer of U.S. Concrete, Inc. (NASDAQ: USCR), a publicly-traded producer of concrete, aggregates and related concrete products to all segments of the construction industry, from May 2007 until August 2011. From April 2003 until May 2007, Mr. Harlan served as Executive Vice President and Chief Operating Officer of U.S. Concrete, Inc. He also served as Chief Financial Officer of U.S. Concrete, Inc. from May 1999 until November 2004 after founding U.S. Concrete, Inc. in August 1998. Mr. Harlan served as a Director of U.S. Concrete, Inc. from June 2006 until August 2011. On April 29, 2010, U.S. Concrete, Inc. and certain of its subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware for relief under the provisions of Chapter 11 of Title 11 of the United States Code. The Chapter 11 cases were jointly administered under the caption In re U.S. Concrete, Inc., et al., Case No. 10-11407. On July 29, 2010, the United States Bankruptcy Court for the District of Delaware entered an order confirming the Joint Plan of Reorganization of U.S. Concrete, Inc. and its applicable subsidiaries and, after consummating the restructuring transactions contemplated by such plan, U.S. Concrete, Inc. emerged from Chapter 11 of Title 11 of the United States Code on August 31, 2010. 20 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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SHARE OWNERSHIP Share Ownership of Five Percent Shareholders The following table shows ownership information for any person or company known by our directors and executive officers to beneficially own, or control or direct, directly or indirectly, 5% or more of the Common Shares. This information is presented as of March 21, 2019, the Record Date for the Meeting. Number of Outstanding Common Shares Percent Name of Beneficial Owner Beneficially Owned(1) of Class T. Rowe Price Associates, Inc.(2) 31,886,080 12.1% The Vanguard Group(3) 24,892,301 9.44% (1) Beneficial ownership is determined in accordance with the rules of the SEC. In general, a person who has voting power and/or investment power with respect to securities is treated as the beneficial owner of those securities. Except as otherwise indicated by footnote, the Company believes that the persons named in this table have sole voting and investment power with respect to the Common Shares shown. (2) The share ownership of T. Rowe Price Associates, Inc. is based on a Schedule 13G/A filed with the SEC on February 14, 2019. T. Rowe Price Associates has sole voting power with respect to 10,120,272 Common Shares and sole dispositive power with respect to 31,886,080 Common Shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202. (3) The share ownership of The Vanguard Group is based on a Schedule 13G/A filed with the SEC on February 11, 2019. The Vanguard Group has sole voting power with respect to 80,097 Common Shares and sole dispositive power with respect to 24,751,450 Common Shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 21

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SHARE OWNERSHIP
SHARE OWNERSHIP OF THE BOARD OF DIRECTORS AND CORPORATE OFFICERS

Share Ownership of the Board of Directors and Corporate Officers

The following table sets forth information known to the Company concerning Common Shares beneficially owned, as of March 21, 2019, the Record Date for the Meeting, by (i) each director of the Company; (ii) each named executive officer of the Company; and (iii) all corporate officers and directors of the Company as a group. These individuals, both individually and in the aggregate, own less than 1% of our outstanding Common Shares as of the Record Date for the Meeting.

Beneficial Owner[1]	Amount and Nature of Beneficial Ownership[2]	Vested Restricted Share Units Held Under Nonqualified Deferred Compensation Plan[3]	Total
Ronald J. Mittelstaedt	139,120[4]	95,749	234,869
Darrell W. Chambliss	109,100	37,569	146,669
Worthing F. Jackman	118,071	–	118,071
Edward E. "Ned" Guillet	61,173	–	61,173
Mary Anne Whitney	38,955	–	38,955
Patrick J. Shea	37,879	–	37,879
William J. Razzouk	19,919	–	19,919
Michael W. Harlan	19,463	–	19,463
Robert H. Davis	14,189	–	14,189
Susan "Sue" Lee	9,229	–	9,229
Larry S. Hughes	8,957	–	8,957
ALL CORPORATE OFFICERS AND DIRECTORS AS A GROUP (25 PERSONS)	**780,449**	**134,397**	**914,846**

(1) Beneficial ownership is determined in accordance with the rules of the SEC. In general, a person who has voting power and/or investment power with respect to securities is treated as the beneficial owner of those securities. Except as otherwise indicated by footnote, and subject to applicable community property laws, the Company believes that the beneficial owners of the Common Shares, based on information furnished by such owners, have sole investment power and voting power with respect to such shares.

(2) Common Shares subject to share options and/or warrants currently exercisable or exercisable within 60 days after March 21, 2019, Common Shares into which convertible securities are convertible within 60 days after March 21, 2019, and Common Shares which will become issuable within 60 days after March 21, 2019, pursuant to outstanding RSUs count as outstanding for computing the percentage beneficially owned by the person holding such share options, warrants, convertible securities and RSUs, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Executive officers of Old Waste Connections, in years prior to 2015, were able to voluntarily defer receipt of RSU grants under Old Waste Connections' Nonqualified Deferred Compensation Plan, which plan was assumed by New Waste Connections on June 1, 2016 in connection with the Progressive Waste acquisition. The RSUs held under the Nonqualified Deferred Compensation Plan are not considered Common Shares that are beneficially owned for SEC disclosure purposes. The Company has included them in this table because they are similar to or track its Common Shares, they ultimately are settled in Common Shares, and they represent an investment risk in the performance of its Common Shares.

(4) Includes 139,120 Common Shares held by Mittelstaedt Enterprises, L.P., of which Mr. Mittelstaedt is a limited partner. Excludes 5,286 Common Shares held by the Mittelstaedt Irrevocable Trust dated 6/18/97 and 53,002 Common Shares held by RDM Positive Impact Foundation as to which Mr. Mittelstaedt disclaims beneficial ownership.

22 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis ("CD&A") provides a detailed description of our executive compensation philosophy and objectives, the elements of our executive compensation program, the key executive compensation decisions made under those programs for 2018, and the factors considered in making those decisions. This CD&A is intended to provide additional context and background for the compensation earned by and awarded to our NEOs. For 2018, our NEOs included the following individuals:

- Ronald J. Mittelstaedt, CEO and Board Chairman;
- Mary Anne Whitney, Senior Vice President and Chief Financial Officer;
- Worthing F. Jackman, President;
- Darrell W. Chambliss, Executive Vice President and Chief Operating Officer;
- Patrick J. Shea, Senior Vice President, General Counsel and Secretary; and
- Steven F. Bouck, former President.

On July 1, 2018, Mr. Jackman succeeded Mr. Bouck, who is transitioning into retirement, as President, and Ms. Whitney succeeded Mr. Jackman as Chief Financial Officer. Mr. Bouck, though no longer an officer of the Company, is included in this proxy statement as an NEO pursuant to applicable SEC disclosure requirements.

Executive Summary

The Company's executive compensation program is designed to align the interests of senior management with shareholders by tying a significant portion of their compensation to the Company's annual operating and financial performance, as well as longer term shareholder returns. We believe that our pay-for-performance philosophy and the design of our executive compensation program strongly support an environment of continuous improvement and shareholder value creation.

As illustrated below, our TSR significantly outperformed the S&P 500, the TSX 60 and the DJ Waste Index for the one-year and five-year periods ended December 31, 2018. In addition, in October 2018, we increased our regular quarterly cash dividend by 14.3% to $0.16 per share, the eighth consecutive year of double-digit growth in our cash dividend since its commencement in 2010.


1-YEAR TOTAL SHAREHOLDER RETURN
5.5%
0.1%
S&P 500
TSX 60
Waste Connections
DJ Waste Index
-4.4%
-15.2%
5-YEAR TOTAL SHAREHOLDER RETURN
167.1%
68.3%
50.3%
TSX 60
-0.8%
Waste Connections
DJ Waste Index
S&P 500

For highlights of the Company's fiscal year 2018 performance, see the Summary section of this proxy statement. A more detailed description of the Company's fiscal year 2018 performance, including a reconciliation of non-GAAP financial measures and a graphical representation of TSR performance for the S&P 500, TSX 60 and the DJ Waste Index, can be found on pages 70-72 and page 36, respectively, of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 14, 2019.

WASTE CONNECTIONS, INC. I 2019 PROXY STATEMENT 23

Executive Compensation Program Best Practices Our executive compensation program includes features which we believe drive performance and excludes features we believe do not serve our shareholders’ long-term interests. The table below highlights some of the “Best Practices” featured in our compensation program as well as the “Problematic Pay Practices” that we have excluded. Pay for Performance Our NEOs receive the majority (about 80% for the CEO and about 71% for other NEOs, excluding Mr. Bouck, in 2018) of their total direct compensation in performance-based compensation, which is contingent on Company and individual performance. Relevant Performance Metrics Our annual incentive and equity-based compensation programs include performance metrics meant to drive long-term shareholder value creation. Recoupment Policy We maintain a clawback policy that permits our Board of Directors to seek the forfeiture or repayment of certain incentive compensation paid to an NEO or other corporate officer in certain circumstances. Annual Say on Pay We provide our shareholders with an annual opportunity to vote, on an advisory basis, on the compensation of our NEOs. Use of Peer Group Data and We utilize tally sheets annually when making executive compensation decisions, and Tally Sheets periodically review compensation data relative to our comparator group of companies (the “Comparator Group”). Share Ownership Guidelines Our NEOs and other corporate officers are expected to hold Common Shares with a value equal to a multiple of their base salaries. Conservative Use of Equity Grants Our annual equity grants have averaged less than 0.35% of outstanding shares over the last five fiscal years. Risk Assessment Our corporate officers’ compensation program has been designed, and is periodically reviewed, to ensure that it does not encourage inappropriate risk-taking. No Compensation Guarantees Our NEO employment agreements do not provide for guaranteed base salary increases, minimum bonuses or annual equity awards. No “Single Triggers” Our CEO and other executive officers, as defined under applicable Canadian securities laws, have employment agreements that contain “double-trigger” change in control severance provisions. No Dividends on Unvested We do not pay ordinary dividends on unvested time-based equity awards. For our Equity Awards performance-based restricted share units (“PSUs”), dividend equivalents are paid in cash, without interest, only when and to the extent the PSUs are earned. No Discounting, Re-pricing or We expressly prohibit the discounting of share options and the re-pricing or cash buyouts of Buyout Provisions underwater share options. No Hedging or Pledging of NEOs, other corporate officers and directors are prohibited from engaging in transactions Securities designed to hedge against the economic risks associated with an investment in Common Shares or pledging Common Shares. Pay for Performance Compensation Mix The Company’s executive compensation program is designed to reward the NEOs and other corporate officers for achieving strong operational performance and delivering on the Company’s strategic initiatives, both of which are important to the long-term success of the Company. Based on the Company’s long term and consistent record of strong financial performance and superior shareholder returns, the Company’s compensation program has remained relatively unchanged over the years. The Compensation Committee believes that a significant portion of the compensation of our NEOs should be aligned with our shareholders’ interests and directly linked to measurable performance. To evaluate the proportion of performance-based compensation for our NEOs, the Compensation Committee looks at recurring compensation by examining total direct compensation, or TDC, earned by our NEOs. TDC is calculated by adding base salary, actual cash annual incentives paid and the grant date fair value of share awards, each as reported in our Summary Compensation Table. It excludes indirect compensation reported under the “All Other Compensation” column of our Summary Compensation Table. As illustrated below, At-Risk Compensation, comprised of cash annual incentives and equity-based compensation, made up approximately 80% of the TDC of our CEO, and 71% of the combined TDC of our other NEOs, excluding Mr. Bouck, in 2018. 24 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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CEO FIXED COMPENSATION OTHER NEOs FIXED COMPENSATION 20% Base Salary 29% Base Salary 49% 45% LT Incentive LT Incentive Equity-Based AT-RISK Equity-Based AT-RISK COMPENSATION COMPENSATION Comp Comp 31% 26% Cash Annual Cash Annual Incentives Incentives As described in the section “Compensation Discussion and Analysis — Role of Independent Compensation Consultant; Comparison Group Compensation Data”, a review by the Compensation Committee’s independent compensation consultant in late 2017 concluded that, in aggregate, the Company’s targeted total direct compensation for the NEOs was aligned with the 25th percentiles of the Comparator Group. It was also noted that the Company’s annualized TSR was above the 75th percentile for all measurement periods between one and ten years when compared to the Comparator Group. In February 2019, after discussions with the Compensation Committee’s independent compensation consultant, the Compensation Committee reviewed the composition of the Comparator Group as a result of significant performance issues impacting certain companies within the Comparator Group and a merger between one peer group company. It again was noted, as shown below, that the Company’s annualized TSR was approximately at or above the 75th percentile for all measurement periods between one and ten years when compared to the updated Comparator Group. 10 YEAR ANNUALIZED TSR TSR AMONG COMPARATORS AND WCN 30% 19% 25% 25.2% 14% 20.9% 20% 18.9% 18.6% 19.5% 18.8% 18.7% 14% 16.5% 15% 14.3% 14.6% 11.6% 12.8% 10.7% 10.2% 10.7% 10 YEAR CUMULATIVE TSR 10% 5% 4.7% 5.5% 5.0% 455% 0% 273% -1.7% -5% 282% -10% WCN Waste Management Republic Services -15% -15.8% -20% 2018 TSR 3 Yr Annualized 5 Yr Annualized 7 Yr Annualized 10 Yr Annualized TSR TSR TSR TSR 25th Percentile 50th Percentile 75th Percentile WCN “Say on Pay” Proposal The Company provides its shareholders with an opportunity to cast an annual advisory vote with respect to its NEO compensation as disclosed in the Company’s management information circular and proxy statement, or “Say on Pay” proposal (“Say on Pay”). At last year’s Annual and Special Meeting of Shareholders, more than 95% of the shares cast approved our NEO compensation program as described in last year’s management information circular and proxy statement. The Compensation Committee and the Company viewed these results as a strong indication that the Company’s shareholders support the executive compensation policies and practices of the Company. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 25

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Recent Changes to Further Align Pay with Performance In light of our shareholders’ support and the significant shareholder value creation over the years, the Compensation Committee decided to retain the core design of our executive compensation program for fiscal 2018. The Company’s management and Compensation Committee, with the input of the full Board of Directors and the Compensation Committee’s independent compensation consultant, has periodically reviewed our executive compensation program and made certain revisions over the years to further align pay with performance, including: Applying a one-year performance-based condition to annual restricted share unit (“RSU”) grants to the Company’s NEOs and other corporate officers based on a threshold of free cash flow generation—a different metric from those used for annual incentives and PSU grants—that must be satisfied during the year in which the grant is made for such grants to then time-vest over a multi-year schedule; Eliminating EBITA CAGR as a performance metric in our PSU program to address any potential concerns of proxy advisory firms that such a metric may be considered similar to the annual EBITDA target incorporated into our annual cash incentive bonus plan; Applying free cash flow/share CAGR as a performance metric for payout on half of each executive’s PSUs, with the payout on the remaining half still tied to improvement in return on invested capital; Applying relative TSR modifier as an additional performance metric to our PSU program; and For 2019, increasing the percentage of each executive’s and other corporate officer’s long-term performance-based equity compensation (relative to annual performance-based RSU awards) so that PSUs now constitute at least 50% of total equity compensation. For a detailed discussion of the Company’s equity-based compensation program, see “Long-Term Incentives: Equity-Based Compensation - Compesation Discussion and Analysis.” In late 2017, the Compensation Committee engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”) to review our CEO’s compensation package in light of: (i) the Company’s increased size and complexity following the Progressive Waste acquisition; (ii) the Company’s superior TSR performance; and (iii) the Company’s targeted total direct compensation for the CEO, in aggregate, being 35%, or $2.35 million, below the 50th percentile when compared to the Comparator Group. As a result of this review and as disclosed in last year’s management information circular and proxy statement, on February 13, 2018, the Compensation Committee approved entering into a second amendment (the “Second Amendment”) to Mr. Mittelstaedt’s Separation Benefits Plan and Employment Agreement, dated February 13, 2012, as amended by that certain Amendment to Separation Benefits Plan and Employment Agreement, dated December 17, 2015 (the “CEO Separation Benefits Plan”). Pursuant to the terms of the Second Amendment, Mr. Mittelstaedt’s initial term of employment was extended until February 13, 2023. During that period, he will continue to serve as the Chairman of the Company’s Board of Directors and the Chief Executive Officer of the Company or, at his election, in the role of Executive Chairman of the Company’s Board of Directors. The Second Amendment provided for a grant to Mr. Mittelstaedt of a retention equity award having a grant date value of $9 million, subject to a three-year vesting schedule and a claw back provision if he voluntarily terminates his employment without Good Reason (as defined in the CEO Separation Benefits Plan) prior to February 13, 2023. Given the claw back provision and the desire to otherwise maintain the CEO’s existing compensation program, the Compensation Committee views the $9 million retention equity award as additional compensation to the CEO spread over a five-year period, offsetting a majority of the current shortfall in the CEO’s targeted total direct compensation against the 50th percentile of the Comparator Group. The Compensation Committee believes the equity award both further aligns the CEO’s compensation with shareholder interests and provides an additional incentive to retain the services of a CEO under whose leadership the Company has generated superior long-term shareholder returns. For 2018, the Compensation Committee maintained Mr. Mittelstaedt’s targeted total direct compensation similar to prior years and, for the fourth consecutive year, did not increase his base salary. 26 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

CEO Pay-at-a-Glance

The compensation of our CEO is based on the same design elements and performance metrics that are applicable to our other NEOs. The following graph shows the relationship of our CEO's TDC to our cumulative shareholder return indexed over the last five fiscal years. As illustrated below, we delivered total shareholder return of 167.1% over this period while the Compensation Committee's decisions and changes to our executive compensation program increased the TDC of our CEO 95%, assuming the initial value of such grant, as previously discussed, is spread over a five-year period.


$15,000
$13,500
$12,000
$10,500
$9,000
$7,500
$6,000
$4,500
$3,000
$1,500
$0
CEO Total Direct Compensation ($000)
$300
$250
$200
$150
$100
$50
$0
Total Shareholder Return (Indexed to $100)
2013
2014
2015
2016
2017
2018
Annualized Value of Retention Grant
Total Value of Retention Grant
WCN TSR

On a year-over-year basis, the TDC of our CEO increased 152.5% in 2018 due to the $9 million equity grant resulting from the Second Amendment discussed above. In 2018, the Company exceeded its financial performance targets, resulting in an overall achievement of 102.4% of the target opportunity for that fiscal year, as compared to 105.0% of the target opportunity in 2017. This year-over-year reduction in overall achievement resulted in a 35.8% decrease in annual cash incentive payment. Excluding the impact of the Second Amendment executed in 2018, our CEO's TDC in 2018 decreased 14.0% over the prior year.

Our Compensation Philosophy and Objectives

The Compensation Committee's philosophy with respect to the compensation of the NEOs does not differ materially from its philosophy regarding other executive and corporate officers. The Compensation Committee believes that compensation paid to NEOs should closely align with our performance on both a short-term and long-term basis, be linked to specific, measurable results intended to create value for shareholders and assist us in attracting and retaining key officers critical to our long-term success.

In establishing compensation for NEOs, the Compensation Committee's objectives are to:

- Attract and retain individuals with superior leadership ability and managerial talent by providing competitive compensation and rewarding outstanding performance;
- Ensure that NEO compensation is aligned with our corporate strategies, business objectives and the long-term interests of our shareholders;
- Provide an incentive to achieve key strategic and financial performance measures by linking incentive award opportunities to the achievement of performance measures in these areas;
- Create an incentive for sustained growth; and
- Provide a balanced approach to compensation policies and practices, which does not promote excessive risk-taking.

Our overall executive compensation program is structured to attract and retain highly qualified executive and corporate officers by paying them competitively and consistent with our success. We believe that the compensation structure should ensure that a significant portion of pay directly relates to the performance of our Common Shares and other factors that directly and indirectly influence shareholder value. Accordingly, our approach to compensation is to provide base salary, an annual performance-based incentive opportunity tied to goals that link NEO compensation to our annual operating and financial performance, and long-term equity grants intended to align NEO compensation with shareholder returns and financial performance over a longer period and to aid in retention. Each year, the Compensation Committee allocates total compensation for the Company's NEOs between cash and equity based on comparisons with other companies and the Compensation Committee's judgment.

WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 27

Approach to Compensation; Role of the Compensation Committee The Compensation Committee has the primary authority for the consideration and determination of the cash and equity compensation we pay to our executive and corporate officers. The Compensation Committee also makes recommendations to the Board of Directors concerning cash and equity-based compensation and benefits for non-management directors. To aid the Compensation Committee, the CEO meets with the Compensation Committee and provides recommendations annually to the Compensation Committee regarding the compensation of the NEOs and other corporate officers, other than himself. However, the Compensation Committee is not bound to follow the CEO’s recommendations. Pursuant to its charter, the Compensation Committee has the authority to engage its own independent advisors to assist it in carrying out its duties. The Compensation Committee holds executive sessions not attended by any members of management or non-independent directors. The Compensation Committee meets in the first quarter of each fiscal year to review and approve: The achievement of financial performance goals for the prior fiscal year and, if applicable, a multi-year period; Performance-based compensation, if earned, based on such achievement for the prior fiscal year and, if applicable, a multi-year period; Annual equity-based compensation grants; Financial goals for performance-based awards; and The level and mix of NEO compensation for the current fiscal year. In determining the base salary, performance-based compensation and long-term equity-based compensation levels for the NEOs, the Compensation Committee considers: (i) the compensation structure and practices of a comparator group of companies that it believes are the Company’s leading competitors in the solid waste industry; (ii) a comparator group of companies, most of which operate outside the solid waste industry, with comparable financial profiles; and (iii) its own judgment as to an appropriate level of compensation for a company of our size and financial performance. From time to time, the Compensation Committee uses compensation consultants and comparator group analyses from third parties to assess our compensation components. The Compensation Committee believes that achieving a +/- 10% range, over time, of median market Comparator Group target TDC for our existing NEOs is appropriate given their extensive experience, knowledge and their impact on the long-term success of the Company. For 2018, the Compensation Committee considered a tally sheet that included, for each NEO and other corporate officer, current base salary, salary paid in 2017, bonus percentage, cash bonus paid for 2017, RSUs and PSUs granted in 2017, the dollar amount of 401(k) and Nonqualified Deferred Compensation Plan matches in 2017, payments and reimbursements for various expenses that could be considered perquisites, the value of unvested RSUs and PSUs as of the end of the year. In determining the amount of compensation for the NEOs, the Compensation Committee does not take into account amounts realized from prior equity-based compensation grants because the Compensation Committee seeks to provide compensation that takes into account the cost of replacing the NEOs on a market competitive basis and what is equitable based on our performance. We believe that, to some extent, appreciation reflected in the amounts realized from prior equity-based compensation grants confirms the Compensation Committee’s success in aligning compensation with our shareholders’ interests, thus validating our compensation philosophy. We provide Mr. Mittelstaedt with greater compensation and benefits than the other NEOs to reflect his importance and value to us as well as the greater level of responsibility and risk faced by him as our CEO and Board Chairman. Mr. Mittelstaedt’s compensation also differs as a direct result of the Compensation Committee’s review of the comparator compensation data, and reflects the competitive nature of compensation paid to chief executive officers of companies within the Comparator Group. The Compensation Committee believes that Mr. Mittelstaedt’s competitive compensation package is important to reward, motivate and retain him as a highly valued chief executive whose leadership and strategic vision have helped create significant value for shareholders since the inception of Waste Connections. Role of Independent Compensation Consultant; Comparison Group Compensation Data The Compensation Committee periodically retains Pearl Meyer to provide it with market data and information regarding market practices and trends, assess the competitiveness of our executive compensation program, compare our performance relative to a Comparator Group, assist with the development of the Compensation Discussion and Analysis in this proxy statement, and provide analysis on our non-employee director compensation. The Compensation Committee retains Pearl Meyer directly, supervises all work assignments performed by the firm, and reviews and approves all work invoices received for payment. As required under Item 407(e)(3) of Regulation S-K, the Compensation Committee annually assesses whether the work of Pearl Meyer raises any conflict of interest. No conflict of interest was determined to exist with respect to Pearl Meyer’s services as a compensation consultant during the last fiscal year. The Compensation Committee periodically analyzes the compensation practices of a Comparator Group to assess our competitiveness with the market. In doing so, it takes into account factors such as the relative size and financial performance of those companies and factors that differentiate us from them. Criteria used for establishing the Comparator Group include (i) organization size, with financial characteristics such as revenue, free cash flow, capital expenditures, EBITDA, market capitalization or enterprise value similar to those of the Company, (ii) country of domicile, including Canada and the United States, and (iii) industry, including companies in the environmental, facilities and diversified support services, transportation, oil and gas equipment and services, distribution and construction materials industries. Due to limited peers in Canada, the industry criteria was broader for Canadian companies. 28 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

After discussions with Pearl Meyer, the Compensation Committee selected the following companies for the Comparator Group following the Progressive Waste acquisition:

Agrium	Fastenal	Martin Marietta Materials	United Rentals
Canadian Pacific Railway	HD Supply Holdings	Potash Corporation	Vulcan Materials Company
Cenovus Energy	Iron Mountain	Republic Services	Waste Management
Cintas	JB Hunt Transport Services	Stericycle	W.W. Grainger

The Compensation Committee independently retained Pearl Meyer in late 2017 to review the compensation of the Company's NEOs against the Comparator Group. Relative to the Comparator Group, the Company's trailing 12-month revenue, adjusted EBITDA, adjusted free cash flow and enterprise value as of September 30, 2017, was positioned at the 38th percentile, 63rd percentile, 50th percentile and 75th percentile, respectively. Based on its review of the Company's compensation practices against the Comparator Group, Pearl Meyer concluded that, in aggregate, the Company's targeted total direct compensation was aligned with the Comparator Group's 25th percentile. Pearl Meyer also noted that the Company's annualized TSR was above the 75th percentile for all measurement periods between one and ten years when compared to companies in the Comparator Group.

Elements of Compensation

The Compensation Committee believes that a significant portion of the compensation of our NEOs should align with our shareholders' interests and be directly linked to performance. While the exact pay mix of our NEOs' total compensation (base salary, annual incentives, and equity-based compensation) is not specifically determined, the Compensation Committee generally targets annual incentives and equity-based compensation for our NEOs to constitute between 70% and 80% of total direct compensation assuming target level payouts are achieved; this is consistent with market consensus data provided by Pearl Meyer in 2017. In aggregate for the NEOs, base salaries and target total cash compensation (base salaries plus annual incentives) were each above the 25th percentile of the levels of compensation among Comparator Group executives and below the median of the levels of compensation among Comparator Group executives, and total direct compensation was aligned with the market 25th percentile. The Compensation Committee has complete discretion to determine compensation levels.

BASE SALARY

Our compensation program includes base salaries to compensate the NEOs and other corporate officers for services rendered each year. Base salaries provide a secure base of compensation that is not dependent on our performance and is an amount that recognizes the role and responsibility of each NEO and other corporate officer, as well as such officer's experience, performance and contributions. We also believe this element is beneficial in attracting and retaining high-performing and experienced corporate officers.

The Compensation Committee considers base salary increases for certain NEOs and other corporate officers annually. Base salary decisions generally reflect the Committee's consideration of our Comparator Group data and subjective factors including an officer's experience and past performance. For 2018, the Compensation Committee approved the following base salaries for our NEOs:

Name	2017 Base Salary ($)	2018 Base Salary ($)	% Increase/ Decrease
Ronald J. Mittelstaedt	969,000	969,000	–
Mary Anne Whitney	280,000	400,000	42.9%
Worthing F. Jackman	575,000	660,000	14.8%
Darrell W. Chambliss	500,000	515,000	3.0%
Patrick J. Shea	405,000	420,000	3.7%
Steven F. Bouck	660,000	50,000	-92.4%

Ms. Whitney's base salary was increased to $400,000 upon her promotion to Chief Financial Officer on July 1, 2018; this was the initial step of a multi-year approach to increase her targeted total direct compensation to within a +/- 10% range of the median market Comparator Group. Mr. Jackman's base salary was increased to $660,000 upon his promotion to President on July 1, 2018, and Mr. Bouck's base salary was decreased to $50,000.

In determining 2019 base salaries for our NEOs, the Compensation Committee increased Messrs. Mittelstaedt, Chambliss and Shea's base salaries 2.5%, effective February 1, 2019. Base salaries for Mr. Jackman and Ms. Whitney increased 5.0% and 10.0%, respectively, on February 1, 2019. Mr. Bouck's base salary did not change for 2019.

WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 29

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

ANNUAL INCENTIVES: MANAGEMENT INCENTIVE COMPENSATION PROGRAM

Our compensation program includes an annual cash incentive award to reward NEOs and other corporate officers based on our performance and the individual executive's contribution to that performance. Under our Management Incentive Compensation Program (the "MICP"), which is administered pursuant to our 2016 Incentive Award Plan (the "2016 Plan"), a summary of which is attached as Appendix B, each participant has an opportunity to earn an annual incentive based on a targeted percentage of the participant's annual base salary for the year. The objective of the annual incentive is to provide participants an incentive to manage the Company to achieve financial performance targets based on budgeted revenue.

Under the MICP, the NEOs (excluding Mr. Bouck) and other corporate officers of the Company are eligible to receive annual incentives. In 2018, each NEO had the opportunity to earn up to 200% of such person's target annual incentive based on our achievement of certain targeted levels of financial performance established by the Compensation Committee and (other than with respect to Mr. Mittelstaedt) based on the recommendations of the CEO.

The Compensation Committee adopted the performance targets for the fiscal year in February 2018. Our performance was compared to target levels of: (1) EBITDA, weighted at 20%; (2) operating income, or EBIT, weighted at 20%; (3) operating income as a percentage of revenue, or EBIT Margin, weighted at 30%; and (4) net cash provided by operating activities as a percentage of revenue, or CFFO Margin, weighted at 30%. Payouts are determined based on our weighted average achievement relative to each metric (the "multiplier"). Because the Compensation Committee believes the operating budget adopted by our Board of Directors is a compilation of stretch goals set for each operating location, the targeted performance goals reflect a percentage or factor of the final budget, consistent with the prior year, as set forth below:

	Original 2018 Budget	2018 Factor	2018 Targeted Performance Goal	Weight
EBITDA	$ 1,552.4M	96.5%	$ 1,498.0M	20%
EBIT	$ 886.8M	96.5%	$ 855.8M	20%
EBIT Margin	18.6%	N/A	18.0%	30%
CFFO Margin	27.3%	97.5%	26.6%	30%

The Compensation Committee establishes targeted performance goals at levels intended to be difficult but attainable. For example in 2015, 2016 and 2017, the Company achieved a weighted-average of 99.9%, 103.7% and 105.3%, respectively, of targeted performance goals. Although the average achievement for the three years ending 2017 was approximately 103.0%, as discussed earlier based on its review of the Company's compensation practices against the Comparator Group, Pearl Meyer concluded in its 2017 review that, in aggregate, the Company's targeted total direct compensation was aligned with the Comparator Group's 25th percentile, while the Company's annualized TSR was above the 75th percentile for all measurement periods between one and ten years when compared to companies in the Comparator Group.

Under the terms of the MICP, the Compensation Committee, in its complete and sole discretion, may adjust the targeted performance goals if an acquisition, significant new contract or extraordinary event results in a significant impact to the goals. For these purposes, the Compensation Committee determines operating income, or EBIT, primarily by adjusting for any gains or losses on disposal of assets, and determines EBITDA by adding depreciation, amortization and closure/post-closure accretion to operating income, both generally consistent with the Company's approach to reporting non-GAAP measures in its earnings releases and filings with the SEC and applicable securities commissions or similar regulatory authorities in Canada. The Compensation Committee chose these measures of performance because they are widely used by investors as valuation measures in the solid waste industry and because the targeted goals encourage improving free cash flow and returns on invested capital.

For 2018, the target annual incentives as a percentage of salary for the NEOs, other than Mr. Bouck who is no longer eligible to receive an annual incentive payment, were as follows:

Name	Target Incentive (as a % of Base Salary)
Ronald J. Mittelstaedt	115%
Mary Anne Whitney	50%
Worthing F. Jackman	80%
Darrell W. Chambliss	75%
Patrick J. Shea	50%

The Company's cumulative performance relative to target is calculated as a weighted average and treated as a multiplier. The multiplier is applied to the target payout so that if the Company achieved 100% of its targets, the participants would receive 100% of their annual incentives. Participants may earn from 0% up to a maximum of 200% of their targeted annual incentives, based on their position, in accordance with the following sliding scale, which illustrates the interpolation of payouts within the ranges:

% Target Achievement	Target % Multiplier
105% or Higher	200%
104%	180%
103%	160%
102%	140%
101%	120%

30 WASTE CONNECTIONS, INC. I 2019 PROXY STATEMENT

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

% Target Achievement	Target % Multiplier
100%	100%
99%	80%
98%	60%
97%	40%
96%	20%
95%	0%

Payments under this program are contingent on continued employment at the time of payout, subject to the terms of any applicable employment agreements.

2018 Adjusted Target Goals and Results

In February 2019, the Compensation Committee adjusted the targets and results for 2018 primarily to reflect the impact of acquisition-related items and loss on disposal of assets. Adjustments are generally consistent with the Company's approach to reporting non-GAAP measures in its earnings releases and filings with the SEC and applicable securities commissions or similar regulatory authorities in Canada. Based on the calculations, the Company achieved a weighted-average of 102.4% of our NEOs' targeted performance goals in 2018. Adjusted targeted performance goals and results and the corresponding target achievement percentages for 2018 were as follows:

	Adjusted Target(1)	Actual Results(1)	Actual Results as % of Target	Weighting	Target Achievement
EBITDA	$ 1,547.3M	$ 1,566.4M	101.2%	20%	20.2%
EBIT	$ 881.8M	$ 872.9M	99.0%	20%	19.8%
EBIT Margin	17.8%	17.8%	99.4%	30%	29.8%
CFFO Margin	26.6%	26.6%	108.4%	30%	32.5%
OVERALL ACHIEVEMENT					**102.4%**

(1) The Compensation Committee adjusted the targets and results for 2018 to reflect the impact of certain acquisition-related items and loss on disposal of assets.

Annual incentives earned for each participant were calculated pursuant to the interpolated sliding scale shown above. For 2018, annual incentives earned and paid as a percentage of each participant's eligible base salary, as well as incentives paid as a percentage of incentives earned, are shown below. For Messrs. Mittelstaedt, Jackman and Chambliss, the Compensation Committee exercised its discretion to decrease their incentives paid as a percentage of incentives earned in order to reduce the outsized influence one performance metric, CFFO Margin, had on overall achievement.

Name	Earned Incentive % of Eligible Base Salary(1)	Paid Incentive % of Eligible Base Salary(1)	Incentive Paid as % Earned
Ronald J. Mittelstaedt	170.2%	144.0%	84.6%
Mary Anne Whitney	74.0%	68.2%	92.1%
Worthing F. Jackman	118.4%	98.1%	82.9%
Darrell W. Chambliss	111.0%	97.1%	87.5%
Patrick J. Shea	74.0%	71.4%	96.5%

(1) Calculated based on the NEOs base salary in effect on February 1, 2019.

Further disclosure regarding the actual annual incentive amounts earned by the NEOs for 2018 under the MICP are located in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

In lieu of paying an annual incentive in cash, the Compensation Committee, in its complete and sole discretion, may choose to pay the annual incentive in RSUs issued under the 2016 Plan or any succeeding plan we adopt. All 2018 annual incentives paid pursuant to the MICP were paid in cash.

On February 12, 2019, the Compensation Committee certified the 2018 results for the MICP and the one-year RSU performance hurdle described below, and approved our 2019 MICP under the 2016 Plan.

WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 31

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

LONG-TERM INCENTIVES: EQUITY-BASED COMPENSATION

We believe that equity ownership in the Company ties executive compensation to the performance of Common Shares and creates an incentive for sustained growth, superior shareholder returns and employee retention. This investment provided to NEOs and other corporate officers coupled with multi-year vesting periods or performance-based metrics serves to enhance retention and corporate culture, both of which are instrumental to the future success of the Company and the long-term interests of our shareholders.

Each year, the Compensation Committee, after consultation with the CEO, assesses our performance and the performance of each of the NEOs and other corporate officers during the most recently completed fiscal year. Based on the Compensation Committee's subjective review of the prior year's performance and with a focus on maintaining a competitive market level of compensation, each NEO and other corporate officer receives a grant of RSUs and PSUs under the 2016 Plan.

The Compensation Committee believes that the use of RSU awards reduces the overall compensation cost to us compared to the cost of granting share options at levels intended to convey similar value, and offers our NEOs a competitive and more stable equity-based compensation. RSU awards provide our NEOs and other corporate officers with the opportunity to share in the success of the Company. RSU awards vest in equal increments annually over four years and three years for U.S. and Canadian employees, respectively. Upon vesting of the RSU awards, the participant receives Common Shares equal to the number of RSUs that vested (or, in our discretion, the cash equivalent), less any shares (or cash, if applicable) withheld and used to pay withholding taxes. There are no ordinary dividends paid on outstanding RSUs during the vesting period, and RSUs do not carry voting rights.

Beginning in 2015, grants of RSUs made to our NEOs and other corporate officers include a one-year performance hurdle based upon achievement of a target amount of free cash flow as a percentage of revenue, or FCF margin, for the fiscal year in which the grant is made. The Compensation Committee continues to believe this metric is a key driver of value creation. Only if we satisfy this performance target for the year in which the grant is made will such grants then continue to vest over a multi-year time-based schedule. Our NEOs' 2018 annual RSU awards were granted on February 20, 2018.

In 2014, the Compensation Committee introduced performance-based restricted share units, or PSUs, which are awards subject to three-year performance hurdles to further enhance the link between executive compensation and our performance. Performance goals for the three-year performance period are recommended by management based on our historical performance, current projections and trends, and are established during the first quarter of the performance period. The Compensation Committee reviews management's recommendations (including a discussion of associated risks), determines appropriate revisions, and once satisfied with the degree of difficulty associated with goal achievement, approves the goals for each performance period. The Compensation Committee seeks to establish goals such that the likelihood of missing the target goal is at least as high as the likelihood of achieving the target goal based on reasonable assumptions and projections at the time of grant.

For the annual award in February 2018, the amount of PSUs at target as a percentage of the total long-term incentives awarded to each participant comprised 35% of the total annual long-term incentives awarded. For the 2018-2020 performance period, each participant may earn between 25% and 200% of the target number of PSUs based on achievement of two metrics: a return on invested capital, or ROIC, improvement goal and a free cash flow per share growth goal, each weighted 50%. The Compensation Committee selected these metrics because it believes they are critical drivers of sustained value creation over the longer term and align with the interests of shareholders.

The table below shows the required achievement of ROIC improvement and free cash flow per share growth performance measures and the corresponding potential payouts under our PSUs granted in 2018.

	3-Year ROIC Improvement	3-Year Free Cash Flow/Share CAGR
Threshold (50% payout)	125 basis points	8.0%
Target (100% payout)	150 basis points	10.0%
Maximum (200% payout)	200 basis points	12.5%

In addition, a relative performance metric affects the number of PSU awards earned. Each participant can earn 112.5% of the achieved amount if the Company's relative TSR measured against the S&P 500 companies is between the 50th and 75th percentile, and 125% of the achieved amount if the Company's relative TSR measured against the S&P 500 companies is above the 75th percentile.

At the end of a three-year performance period, the Compensation Committee will certify the performance results and percentage payout, as well as the resulting final number of PSUs earned by each participant, if any. There are no dividends paid on outstanding PSUs during the vesting period, but dividend equivalents on the number of PSUs that ultimately vest will accumulate and a dividend equivalent payment will be payable to each participant on the settlement date without interest. Upon vesting of the PSUs, in addition to receiving the number of Common Shares determined in accordance with the payout calculation, the participant will receive a cash payment equal in value to the total dividends that would have been paid on the number of Common Shares that vest. PSUs do not carry voting rights.

32 WASTE CONNECTIONS, INC. I 2019 PROXY STATEMENT

While staying competitive with the market is an overall guideline, individual target opportunities may vary based on the Compensation Committee’s consideration of other factors, as discussed above. Target equity-based compensation awards in 2018 were approximately 230% of current base salary for Mr. Mittelstaedt, 172.5% of current base salary for Messrs. Jackman, Chambliss and Bouck, and 143.75% of current base salary for Ms. Whitney and Mr. Shea. For 2018, the equity grants for the NEOs, excluding the RSU grant to Mr. Mittelstaedt in connection with the execution of the Second Amendment, were consistent with these targets, with RSUs constituting 65% of the total annual long-term incentives awarded, and PSUs the remaining 35% of such awards. See the “Grant of Plan Based Awards in Fiscal Year 2018” table for additional detail regarding equity awards granted to each of the NEOs in 2018. For 2019, the total equity grants for Messrs. Mittelstaedt and Jackman were approximately 224.0% of their respective base salaries, for Mr. Chambliss the award was approximately 173.0% of his base salary, and for Mr. Shea and Ms. Whitney their awards were approximately 145.0% and 131.0%, respectively, of their base salaries. RSUs constituted 50% of the total equity grant awarded, and PSUs constituted the remaining 50%. Mr. Bouck is no longer eligible to receive equity grants. Exercise of Discretion in Executive Compensation Decisions As a risk mitigation provision, the Compensation Committee has complete discretion to withhold payment pursuant to any of our incentive compensation plans irrespective of whether we or the NEOs have successfully met the goals set under those plans. The Compensation Committee applied this negative discretion under our incentive compensation plans with respect to Messrs. Mittelstaedt, Jackman and Chambliss, as previously discussed, in order to reduce the outsized influence one performance metric, CFFO Margin, had on overall achievement in 2018. Share Ownership Guidelines To further align management and shareholder interests and discourage inappropriate or excessive risk-taking, our Board of Directors has established share ownership guidelines for our NEOs and other corporate officers. The current minimum ownership thresholds are as follows: For the Chief Executive Officer, five times such individual’s base salary; For the President, four times such individual’s base salary; For Executive Vice Presidents, three times each such individual’s base salary; For Senior Vice Presidents, two times each such individual’s base salary; and For Vice Presidents, one times each such individual’s base salary. Once a corporate officer has acquired a number of Common Shares that satisfies the ownership multiple then applicable to him or her, such number of shares then becomes his or her minimum ownership requirement (even if the officer’s salary increases or the fair market value of such Common Shares subsequently changes) until he or she is promoted to a higher level. Notwithstanding the foregoing, once an individual is determined to be in compliance with the share ownership guidelines as of the assessment date, he or she shall be deemed to remain in compliance, regardless of any subsequent share price fluctuations, as long as such individual maintains ownership of at least the same number of Common Shares as that required as of the assessment date for which he or she was previously compliant. Each corporate officer is expected to attain the applicable share ownership threshold under the guidelines within five years following the later of (i) the first annual assessment with respect to such individual or (ii) the first annual compliance assessment at which a higher share ownership multiple becomes applicable to such individual (due to a promotion or otherwise). The five-year phase-in period is intended to permit gradual accumulation of the incremental ownership associated with a new or higher multiple. For purposes of the calculation, Common Shares deemed “beneficially owned” by the corporate officer within the meaning of the rules of the SEC, as well as RSUs subject to time-based vesting held by a corporate officer, and vested or time-based unvested RSUs or resulting shares deposited into a deferred compensation plan or arrangement, are included in the calculation of the amount of such individual’s ownership. Timing of Equity Awards The Compensation Committee generally makes annual grants of equity-based compensation to our executive and non-executive officers and other employees in February following the public release of year-end financial results and outlook for the upcoming year. This timing is optimal from the Compensation Committee’s standpoint for two reasons: first, the Compensation Committee has the financial results from the previous year; and second, management may notify employees of the annual grant award at or around the same time they typically notify employees of their cash annual incentive with respect to the previous year, which we typically pay in February. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 33

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Other Benefits We provide certain limited benefits to our employees, including the NEOs, to fulfill particular business purposes. In general, these benefits make up a very small percentage of total compensation for the NEOs. 401(K) PLAN The NEOs are entitled to participate in a Company-sponsored 401(k) profit sharing plan on the same terms as all of our U.S. employees. For 2018, we made matching contributions of 50% of every dollar of a participating employee’s pre-tax and Roth contributions until the employee’s contributions equal six percent of the employee’s eligible compensation, subject to certain limitations imposed by the Internal Revenue Code, or the IRC. Employees are eligible to participate in the 401(k) plan beginning on the first day of the month following the completion of sixty days of employment. Our matching contributions for 2018 are subject to a four-year vesting schedule. DEFERRED COMPENSATION PLAN We provide NEOs and certain other highly compensated employees the opportunity to defer receiving income until after they terminate their employment. This offers tax advantages by deferring taxation on the deferred compensation until after termination. The plan mitigates the impact of certain limitations on maximum 401(k) plan contributions imposed by the IRC on our officers and other highly compensated employees. For 2018, we made a matching contribution of 50% of every dollar of a participating employee’s pre-tax eligible contributions until the employee’s contributions equal six percent of the employee’s eligible compensation, less the amount of any match we make on behalf of the employee under the Company-sponsored 401(k) plan. Matching contributions are subject to certain deferral limitations imposed by the IRC on 401(k) plans and, when made, are 100% vested. The deferred compensation plan is described under the heading “Nonqualified Deferred Compensation in Fiscal Year 2018.” OTHER We also offer a number of benefits to the NEOs pursuant to benefit programs that provide for broad-based employee participation. In addition to the 401(k) plan described above, the benefits include medical, prescription drugs, dental and vision insurance, long-term disability insurance, life and accidental death and dismemberment insurance, health and dependent flexible spending accounts, a cafeteria plan and employee assistance benefits. These generally available benefits do not specifically factor into decisions regarding an individual executive’s total compensation or equity-based compensation package. These benefits are designed to help us attract and retain employees as we compete for talented individuals in the marketplace, where such benefits are commonly offered. We also offer limited additional benefits to select employees, such as reimbursement of certain club dues and personal use of a private aircraft. ANTI-HEDGING/PLEDGING POLICY We have adopted a policy prohibiting executive officers and directors from engaging in transactions designed to hedge against the economic risks associated with an investment in Common Shares or pledging Common Shares. These individuals may not engage in the purchase or sale of put and call options, short sales and other hedging transactions designed to minimize the risk of owning Common Shares. In addition, these individuals may not pledge Common Shares as collateral. CLAWBACK PROVISIONS Our Board of Directors has adopted a Compensation Recoupment Policy (the “Clawback Policy”) to maintain and enhance a culture that emphasizes integrity and accountability and that reinforces the Company’s pay-for-performance compensation philosophy. As more fully described in the Clawback Policy, which was filed as an exhibit to the Form 10-K we filed with the SEC and the securities commissions and similar regulatory authorities in Canada on February 14, 2018, the policy provides that if an accounting restatement occurs, the Board of Directors shall seek to require the forfeiture or repayment of incentive compensation paid to an NEO or other corporate officer during the three completed fiscal years preceding the date of the restatement that is in excess of the amount that would have been awarded to, vested and/or paid to the NEO or other corporate officer under the restatement if (i) the NEO or other corporate officer engaged in fraud or intentional misconduct that materially contributed to the need for the restatement, or (ii) a clawback is otherwise required by the applicable rules and regulations of the SEC or any national securities exchange on which the Company’s shares are listed. Although we may need to revise our Clawback Policy depending on the final recoupment rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we believe this policy is a good governance practice that is beneficial for the Company even ahead of the final rules. We also maintain numerous risk mitigating provisions in our compensation arrangements for the NEOs, which are described under the heading “Compensation Risk Assessment.” Examples include the Compensation Committee’s ability to exercise negative discretion to reduce annual incentive awards to zero, RSU grants which are determined based on the Company’s and the recipient’s performance, PSU grants which require achievement of multiple pre-determined goals over a three-year period before vesting, anti-hedging/anti-pledging policies, and share ownership requirements. 34 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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Tax Deductibility Considerations Section 162(m) of the IRC generally disallows an income tax deduction to publicly-traded corporations for compensation in excess of $1,000,000 paid for any fiscal year to the Company’s “covered employees,” defined in Section 162(m) as the CEO and the three other most highly compensated executive officers, other than the Chief Financial Officer. Pursuant to the 2017 Tax Cuts and Jobs Act, signed into law on December 22, 2017 (the “Tax Act”), for fiscal years beginning after December 31, 2017, the compensation of the Chief Financial Officer is also subject to the deduction limitation. For fiscal years beginning on or before December 31, 2017, Section 162(m) exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. Pursuant to the Tax Act, subject to certain transition rules, for fiscal years beginning after December 31, 2017, the performance-based compensation exception to the deduction limitations under Section 162(m) is no longer available. As a result, for fiscal years beginning after December 31, 2017, any compensation in excess of $1,000,000 paid to our executive officers may not be deductible. The Compensation Committee believes that the potential deductibility of the compensation payable under its incentive compensation plans and arrangements should be only one of a number of relevant factors taken into consideration in establishing those plans and arrangements for our executive officers and not the sole governing factor. For that reason, the Compensation Committee intends to structure its incentive compensation plans and arrangements in a manner similar to prior years, acknowledging that a portion of those compensation payments may not be deductible under Section 162(m), in order to assure appropriate levels of total compensation for our executive officers based on and aligned with the Company’s performance. Severance and Change in Control Arrangements The Compensation Committee believes that the Company’s current and Old Waste Connections’ historic successes are due in large part to the leadership, skills and performance of the NEOs, and that it is critical to maintain the stability of the Company by providing severance and change in control benefits in order to encourage NEO retention through a change in control. On February 13, 2012, Old Waste Connections entered into the CEO Separation Benefits Plan with Mr. Mittelstaedt, which has been amended three times, the most recent of which is discussed below, and a Separation Benefits Plan, which has been most recently restated on July 24, 2018 as discussed below, under which eligible executive officers, including our NEOs (other than Mr. Mittelstaedt), may receive certain severance and change in control benefits (the “Separation Benefits Plan,” and together with the CEO Separation Benefits Plan, the “Separation Benefits Plans”), both of which remained in effect following the completion of the Progressive Waste acquisition. The Separation Benefits Plan was amended on July 24, 2018 to: (i) amend the definitions and descriptions relating to cause, death, disability, and good reason, (ii) amend the benefits provided upon termination without cause, (iii) amend the indemnification provision, (iv) provide certain severance benefits to executives who are not NEOs, and (v) amend miscellaneous administrative provisions, including but not limited to amendments related to the Department of Labor’s new disability claims regulations. On October 17, 2018, the Company and Mr. Mittelstaedt entered into an amendment to the CEO Separation Benefits Plan, which amends the plan to align with the Separation Benefits Plan, including the amendments to such plan described above. A summary of the terms of the Separation Benefits Plans regarding severance and change in control are described below under “Potential Payments Upon Termination or Change in Control.” Compensation Committee Report The Compensation Committee of the Board of Directors has reviewed and discussed with management the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K. Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be incorporated into both our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and this proxy statement. This report is submitted on behalf of the Compensation Committee. William J. Razzouk, Chairman Edward E. “Ned” Guillet Susan “Sue” Lee WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 35

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Compensation Risk Assessment We believe our compensation policies and practices do not present any risk that is reasonably likely to have a material adverse effect on the Company. We believe our approach to setting performance targets, evaluating performance, and establishing payouts does not promote excessive risk-taking. We believe that the components of our pay mix—base salary, annual cash incentive bonuses, and long-term equity grants—appropriately balance near-term performance improvement with sustainable long-term value creation. We considered the following elements of our compensation policies and practices when evaluating whether such policies and practices encourage our employees to take unreasonable risks: Annual performance targets are established by each operating location and region and on a Company-wide basis to encourage decision-making that is in the best long-term interests of both the Company and our shareholders; We adjust performance targets to exclude the benefit or detriment of extraordinary events to ensure our employees are compensated on results within their control or influence; We adjust performance targets to include certain acquisitions and new contracts not reflected in the originally approved operating budget in order to achieve targeted returns on deployed capital; The use of four performance metrics in our annual cash incentive plan mitigates the incentive to overperform with respect to any particular financial metric at the expense of other financial metrics; We set annual performance goals to avoid targets that, if not achieved, result in a large percentage loss of compensation; Payouts under our performance-based plans remain at the discretion of our Board of Directors and may be reduced even if targeted performance levels are achieved; Payouts under our performance-based plans can result in some compensation at levels below full target achievement, rather than an “all-or-nothing” approach; Our NEOs receive annual cash incentive bonus awards only if cash incentive bonus awards payable to other employees have been made; We have adopted a clawback policy which allows us to seek recovery of certain incentive cash and equity compensation if it is earned based on inaccurate financial statements; We use RSUs rather than share options for equity awards because RSUs retain value even in a depressed market so that recipient employees are less likely to take unreasonable risks to get, or keep, share options “in-the-money”; Equity-based compensation with time-based vesting over a multi-year schedule accounts for a time horizon of risk and ensures that participating employee interests are aligned with the long-term interests of our shareholders; Share ownership guidelines require members of our Board of Directors and our NEOs and other corporate officers to maintain certain ownership levels in Common Shares, which aligns a portion of their personal wealth to the long-term performance of the Company; We have adopted a policy that prohibits members of our Board of Directors and our NEOs and other corporate officers from engaging in transactions designed to hedge against the economic risks associated with an investment in Common Shares or pledging Common Shares; and Our Compensation Committee periodically utilizes an independent compensation consultant that performs no other services for the Company. 36 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the total compensation earned by each of our NEOs in 2018, 2017 and 2016.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Share Based Awards ($)(2)	Option Based Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)	Total Excluding Acquisition-Related Items ($)
Ronald J. Mittelstaedt Chief Executive Officer and Chairman	2018	946,638	—	11,269,773	—	1,430,000	—	45,872	13,692,283	13,692,283
	2017	946,638	—	2,228,662	—	2,228,700	—	37,774	5,441,774	5,441,774
	2016	969,000	—	2,036,120	—	3,423,294(3)	—	5,533,034	11,961,448	4,974,513(5)
Mary Anne Whitney Senior Vice President and Chief Financial Officer	2018(6)	338,000	—	439,310	—	300,000	—	13,625	1,090,935	1,090,935
Worthing F. Jackman President	2018	611,808	—	1,052,540	—	680,000	—	22,026	2,366,374	2,366,374
	2017	556,953	—	993,641	—	900,000	—	21,097	2,471,691	2,471,691
	2016	524,081	—	825,012	—	1,536,000(3)	—	1,375,095	4,260,187	2,131,356(5)
Darrell W. Chambliss Executive Vice President and Chief Operating Officer	2018	501,615	—	904,271	—	500,000	—	16,408	1,922,294	1,922,294
	2017	486,452	—	864,800	—	772,500	—	15,046	2,138,798	2,138,798
	2016	477,975	—	701,990	—	1,369,000(3)	—	1,433,543	3,982,508	1,845,602(5)
Patrick J. Shea Senior Vice President, General Counsel and Secretary	2018	408,807	—	615,062	—	300,000	—	22,642	1,346,511	1,346,511
	2017	393,178	—	582,316	—	280,000	—	22,433	1,277,937	1,277,937
	2016	378,361	—	471,932	—	703,000(3)	—	540,854	2,094,147	1,126,763(5)
Steven F. Bouck Former President	2018(7)	366,692	—	1,193,480	—	—	—	10,762	1,570,934	1,570,934
	2017	642,611	—	1,140,763	—	1,020,000	—	18,586	2,821,960	2,821,960
	2016	636,055	—	956,317	—	2,292,000(3)	—	1,402,309	5,286,681	2,469,263(5)

(1) *Amounts shown reflect salary earned by the NEOs for each year indicated and reflect (i) increases that Messrs. Chambliss and Shea received on February 1, 2018, (ii) increases that Ms. Whitney and Mr. Jackman received on February 1 and July 1, 2018, and (iii) an increase and a decrease Mr. Bouck received on February 1 and July 1, 2018, respectively. Mr. Mittelstaedt did not receive a salary increase for 2018. Effective July 1, 2018, Ms. Whitney's base salary was increased to $400,000 upon her promotion to Chief Financial Officer on July 1, 2018; this was the initial step of a multi-year approach to increase her targeted total direct compensation. Effective July 1, 2018, Mr. Jackman's base salary was increased to $660,000 upon his promotion to President, and Mr. Bouck's base salary was decreased to $50,000.*

(2) *Share based awards consist of (i) RSUs granted under the 2016 Plan and Old Waste Connections' 2014 Incentive Award Plan, which was assumed by New Waste Connections on June 1, 2016 in connection with the completion of the Progressive Waste acquisition, and (ii) PSUs granted under the 2016 Plan. Amounts shown do not reflect compensation actually received by the NEO. Instead, the amounts shown are the grant date fair value of the awards computed in accordance with generally accepted accounting principles in the U.S., excluding estimates of forfeitures related to service-based vesting conditions. A discussion of the fair value of share awards is set forth under Note 1 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 14, 2019. The table below sets forth the details of the components that make up the fiscal year 2018 share awards for our NEOs. If the first-year performance hurdle is satisfied, annual RSU awards vest in four substantially equal annual installments beginning on the first anniversary of the grant date. As discussed in greater detail in "Compensation Discussion and Analysis – Recent Changes to Further Align Pay with Performance", the Second Amendment provided for a grant to Mr. Mittelstaedt of a retention equity award having a grant date value of $9 million, subject to a three-year vesting schedule and a claw back provision if he voluntarily terminates his employment without Good Reason (as defined in the CEO Separation Benefits Plan) prior to February 13, 2023.*

WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 37

EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE

Name	Components of Annual Share Awards		
	Value of Annual Restricted Share Units ($)	Value of Performance-Based Restricted Share Units ($)	Value of Retention Award of Restricted Share Units ($)
Ronald J. Mittelstaedt	1,475,430	794,408	8,999,935
Mary Anne Whitney	285,544	153,766	—
Worthing F. Jackman	684,123	368,417	—
Darrell W. Chambliss	587,790	316,481	—
Patrick J. Shea	399,776	215,286	—
Steven F. Bouck	775,734	417,746	—

(3) *Amounts shown reflect annual incentive bonus awards earned by our NEOs under our MICP and awards earned by our NEOs under the Synergy Bonus Program, both of which were discussed and disclosed in our management information circular and proxy statement filed with the SEC and the securities commissions or similar regulatory authorities in Canada on April 12, 2017. The amounts shown for 2016 were paid on February 24, 2017. The table below sets forth the details of the components that make up the fiscal year 2016 Non-Equity Incentive Plan Compensation for our NEOs.*

Name	Components of Fiscal Year 2016 Non-Equity Incentive Plan Compensation		
	Awards Under MICP ($)	Awards Under Synergy Bonus Program ($)	Total ($)
Ronald J. Mittelstaedt	1,939,000	1,484,294	3,423,294
Worthing F. Jackman	751,000	785,000	1,536,000
Darrell W. Chambliss	653,000	716,000	1,369,000
Patrick J. Shea	253,000	450,000	703,000
Steven F. Bouck	862,000	1,430,000	2,292,000

(4) *We make available for business use to our NEOs and other employees a private aircraft. Our general policy is not to permit employees, including the NEOs, to use the aircraft for purely personal use. Occasionally, employees or their relatives or spouses, including relatives or spouses of the NEOs, may derive personal benefit from travel on our aircraft incidental to a business function, such as when an NEO's spouse accompanies the officer to the location of an event the officer is attending for business purposes. For purposes of our Summary Compensation Table, we value the compensatory benefit to the officer at the incremental cost to us of conferring the benefit, which consists of additional catering and fuel expenses. In the example given, the incremental cost would be nominal because the aircraft would have been used to travel to the event, and the basic costs of the trip would have been incurred, whether or not the NEO's spouse accompanied the officer on the trip. However, on the rare occasions when we permit an employee to use the aircraft for purely personal use, we value the compensation benefit to such employee (including NEOs) at the incremental cost to us of conferring the benefit, which consists of the average weighted fuel expenses, catering expenses, trip-related crew expenses, landing fees and trip-related hangar/parking costs. Since our aircraft is used primarily for business travel, the valuation excludes the fixed costs that do not change based on usage, such as pilots' compensation, the lease expense of the aircraft and the cost of maintenance. Our valuation of personal use of aircraft as set forth in this proxy statement is calculated in accordance with SEC guidance, which may not be the same as valuation under applicable tax regulations.*

In 2018, All Other Compensation paid to our NEOs consisted of the following amounts:

Name	Matching Contributions to 401(k) ($)	Company Contributions Under Nonqualified Deferred Compensation Plan ($)	Life Insurance Premiums Paid by Company[(a)] ($)	Professional Association Dues ($)	Club Dues ($)	Personal Use of Corporate Aircraft Incidental to Business Function ($)	Purely Personal Use of Corporate Aircraft ($)	Total All "Other" Compensation ($)
Ronald J. Mittelstaedt	—	—	4,127	1,117	8,593	675	45,872	60,384
Mary Anne Whitney	6,831	2,419	4,206	—	—	169	—	13,625
Worthing F. Jackman	—	9,250	3,924	—	8,593	259	—	22,026
Darrell W. Chambliss	1,281	7,969	5,995	1,117	—	46	—	16,408
Patrick J. Shea	4,125	5,125	2,976	1,752	8,593	71	—	22,642
Steven F. Bouck	2,777	—	5,439	935	1,521	90	—	10,762

(a) *Amounts shown are paid by the Company in connection with life insurance policies made available to all participants in our Nonqualified Deferred Compensation Plan, including the NEOs.*

38 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE

(5) *Amounts shown for 2016 exclude awards under the Synergy Bonus Program and excise tax gross-up payments, both of which were discussed and disclosed in our management information circular and proxy statement filed with the SEC and the securities commissions or similar regulatory authorities in Canada on April 12, 2017. The Synergy Bonus Program amounts were paid on February 24, 2017. In connection with the Progressive Waste acquisition, the NEOs were subject to an excise tax as the named executive officers of Old Waste Connections. The excise tax gross-up payment amounts represent the cost to Old Waste Connections of providing a gross-up payment with respect to that excise tax, which was payable on behalf of Old Waste Connections' NEOs. These non-recurring payments resulted in no financial gain to the NEOs as the named executive officers of Old Waste Connections. The payments were made so that, on a net after-tax basis, the NEOs as the named executive officers of Old Waste Connections would be in the same position as if they had not been subject to the excise tax and put the NEOs as the named executive officers of Old Waste Connections in the same position as other equity compensation holders after the Progressive Waste acquisition. In addition to being disclosed in our management information circular and proxy statement filed with the SEC and the securities commissions or similar regulatory authorities in Canada on April 12, 2017, these payments were also disclosed in the proxy statement filed by Old Waste Connections with the SEC and by Progressive Waste with the securities commissions or other securities regulatory authorities in Canada on April 25, 2016, in connection with the advisory vote on compensatory arrangements, which was supported by proxy advisory firm ISS and approximately 85% of Old Waste Connections' stockholders in the vote held on compensatory arrangements in connection with the stockholder meeting of Old Waste Connections held to approve the Progressive Waste acquisition.*

The table below sets forth the details of the Synergy Bonus Program amounts and the excise tax gross-up payments.

Name	Excise Tax Gross-Up Payment ($)	Awards Under Synergy Bonus Program ($)	Total ($)
Ronald J. Mittelstaedt	5,502,641	1,484,294	6,986,935
Worthing F. Jackman	1,343,831	785,000	2,128,831
Darrell W. Chambliss	1,420,906	716,000	2,136,906
Patrick J. Shea	517,384	450,000	967,384
Steven F. Bouck	1,387,418	1,430,000	2,817,418

(6) *2018 was the first year in which Ms. Whitney was a named executive officer.*

(7) *Effective July 1, 2018, Mr. Bouck stepped down as President of the Company.*

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the annual total compensation, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K (the "Annual Total Compensation") of our median employee and the Annual Total Compensation of our CEO, Mr. Mittelstaedt.

For 2018, our last completed fiscal year, Mr. Mittelstaedt had 2018 annual total compensation of $13,665,549 as reflected in the Summary Compensation Table included in this proxy statement. For our median employee, we elected to use the employee who was determined to be the median employee in 2017 in accordance with the methodology described below, a commercial truck driver whose annual total compensation for 2018 was $54,624. The resulting ratio of our CEO's pay to the pay of our median employee is approximately 250 to 1. Mr. Mittelstaedt's total annual compensation included a retention equity award of $9,110,935, as reflected under the share-based award column in the Summary Compensation Table. For 2018, the annual total adjusted compensation for Mr. Mittelstaedt, excluding the retention equity award, was $4,554,614. The resulting ratio of our CEO's adjusted pay to the pay of our median employee is approximately 83 to 1.

We have elected to disclose a supplemental ratio that includes the value of health and dental care benefits paid by the Company. Because these benefits are provided on a broad, non-discretionary basis, the value is not required to be reported in the Summary Compensation Table. However, if we were to add the value of these benefits, the total compensation of our CEO would increase by $18,975 and the total compensation of our median employee would increase by $18,231, and the resulting ratio of our CEO's annual total compensation to the annual total compensation of our median employee would be approximately 188 to 1. Excluding the retention equity award described above, the resulting ratio would be 63 to 1.

As of December 31, 2018, our employee population consisted of 16,156 active employees, 7,830 of whom are commercial truck drivers. There were 13,483 employees located in the United States and 2,673 employees located in Canada. We applied a Canadian dollar to U.S. dollar exchange rate to the compensation paid in Canadian dollars based on the average exchange rate in 2018. We determined our median employee by examining 2018 W-2 box 5 amounts and foreign equivalent taxable income amounts for all of our full time and part time employees, excluding our CEO, who were employed by us on December 31, 2018. We did not include those employees on leave as of December 31, 2018. In addition, we did not include temporary agency employees whose compensation is determined by the agency and who are not considered our employees for purposes of the pay ratio calculation.

The pay ratios reported above are reasonable estimates calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratios reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

WASTE CONNECTIONS, INC. I 2019 PROXY STATEMENT 39

EXECUTIVE COMPENSATION TABLES
GRANTS OF PLAN BASED AWARDS IN FISCAL YEAR 2018

Grants of Plan Based Awards in Fiscal Year 2018

The following table summarizes the amount of awards under the MICP and equity awards granted to our NEOs by the Company in 2018.

			Estimated Potential Payouts Under Non-Equity Incentive Plan Awards[2]			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Share Awards: Number of Common Shares or Units	Grant Date Fair Value of Share Awards
Name	Award Type[1]	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)[3]	($)[4]
Ronald J. Mittelstaedt	RSU	2/20/18	—	—	—	—	—	—	20,937	1,475,430
	RSU	2/20/18	—	—	—	—	—	—		8,999,935[5]
	PSU	2/20/18	—	—	—	2,818	11,273	28,182	—	794,408[6]
	MICP	—	222,870	1,114,350	2,228,700	—	—	—	—	—
Mary Anne Whitney	RSU	2/20/18	—	—	—	—	—	—	4,052	285,544
	PSU	2/20/18	—	—	—	545	2,182	5,455		153,766[6]
	MICP	—	40,000	200,000	400,000	—	—	—	—	—
Worthing F. Jackman	RSU	2/20/18	—	—	—	—	—	—	9,708	684,123
	PSU	2/20/18	—	—	—	2,091	5,228	13,070	—	368,417[6]
	MICP	—	105,600	528,000	1,056,000	—	—	—	—	—
Darrell W. Chambliss	RSU	2/20/18	—	—	—	—	—	—	8,351	588,495
	PSU	2/20/18	—	—	—	1,122	4,491	11,227	—	316,481[6]
	MICP	—	77,250	386,250	772,500	—	—	—	—	—
Patrick J. Shea	RSU	2/20/18	—	—	—	—	—	—	5,673	399,776
	PSU	2/20/18	—	—	—	763	3,055	7,637	—	215,286[6]
	MICP	—	42,000	210,000	420,000	—	—	—	—	—
Steven F. Bouck	RSU	2/20/18	—	—	—	—	—	—	11,008	775,734
	PSU	2/20/18	—	—	—	1,482	5,928	14,820	—	417,746[6]
	MICP	—	—	—	—	—	—	—	—	—

(1) *"RSU" refers to restricted share units granted under the 2016 Plan. "PSU" refers to performance-based restricted share units granted under the 2016 Plan. "MICP" refers to cash awards made pursuant to our Management Incentive Compensation Program, which is administered pursuant to the 2016 Plan.*

(2) *In the case of the MICP, the target incentive amounts shown in this column reflect our annual incentive bonus plan awards under the MICP and represent the target awards pre-established as a percentage of salary. The maximum is the greatest payout which can be made if the pre-established maximum performance level is met or exceeded. Actual annual incentive bonus amounts earned by the NEOs for 2018 under the MICP are reflected in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.*

(3) *Share awards consist of RSUs granted under the 2016 Plan on February 20, 2018. Assuming that the first-year performance hurdle is satisfied, which in the case of these grants it was, the RSUs vest in equal, annual installments over the four-year period following the date of grant, beginning on the first anniversary of the date of grant. See "Compensation Discussion and Analysis – Equity-Based Compensation" for more information regarding RSU awards.*

(4) *The value of a share award is based on the fair value as of the grant date of such award computed in accordance with generally accepted accounting principles in the U.S., excluding estimates of forfeitures related to service-based vesting conditions. A discussion of the fair value of share awards is set forth under Note 1 of the "Notes to Consolidated Financial Statements" included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 14, 2019.*

(5) *As discussed in greater detail in "Compensation Discussion and Analysis – Recent Changes to Further Align Pay with Performance", the Second Amendment provided for a grant to Mr. Mittelstaedt of a retention equity award having a grant date value of $9 million, subject to a three-year vesting schedule and a claw back provision if he voluntarily terminates his employment without Good Reason (as defined in the CEO Separation Benefits Plan) prior to February 13, 2023.*

(6) *Represents the range of possible awards of performance shares upon the vesting of PSUs granted in fiscal year 2018 under the 2016 Plan. Awards are capped at the maximum, and no awards will vest unless the pre-established threshold performance level is met or exceeded. The "Grant Date Fair Value of Share Awards" represents the value of PSUs based on the expected outcome as of the date of grant. This result is based on (i) achieving the target level of a return on invested capital, or ROIC; and (ii) achieving the target level of a free cash flow / share CAGR goal, each of which is weighted 50%. See "Equity-Based Compensation – Compensation Discussion and Analysis" for more information regarding PSU awards.*

40 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

Outstanding Equity Awards at 2018 Fiscal Year-End The following table summarizes RSUs and other equity awards that have not vested and related information for each of our NEOs as of December 31, 2018. Share Awards Equity Incentive Plan Equity Incentive Plan Number of Market Value of Awards: Number of Awards: Market or Payout Shares or Units Shares or Units Unearned Shares, Units Value of Unearned Shares, That Have Not That Have Not or Other Rights That Units or Other Rights That Award Grant Vested Vested Have Not Vested Have Not Vested Name Type(1) Date (#) ($)(7) (#) ($)(8) Ronald J. Mittelstaedt RSU 02/12/15 16,672(2) 1,237,896 — — RSU 02/11/16 26,365(3) 1,957,601 — — RSU 02/24/17 18,661(4) 1,765,129 — — RSU 02/20/18 20,937(5) 1,554,572 — — RSU 02/20/18 127,713(6) 9,482,690 — — PSU 02/24/17 — — 13,398 994,802 PSU 02/20/18 — — 11,273 837,020 Mary Anne Whitney RSU 02/12/15 2,239(2) 166,246 — — RSU 02/11/16 3,589(3) 266,483 — — RSU 02/24/17 2,696(4) 200,178 — — RSU 02/20/18 4,052(5) 300,861 — — PSU 02/24/17 — — 1,935 143,674 PSU 02/20/18 — — 2,182 162,014 Worthing F. Jackman RSU 02/12/15 6,613(2) 491,015 — — RSU 02/11/16 10,682(3) 793,139 — — RSU 02/24/17 8,320(4) 617,760 — — RSU 02/20/18 9,708(5) 720,819 — — PSU 02/24/17 — — 5,973 443,495 PSU 02/20/18 — — 5,228 388,179 Darrell W. Chambliss RSU 02/12/15 6,031(2) 447,802 — — RSU 02/11/16 9,090(3) 674,933 — — RSU 02/24/17 7,241(4) 537,644 — — RSU 02/20/18 8,341(5) 619,319 PSU 02/24/17 — — 5,199 386,026 PSU 02/20/18 — — 4,491 333,457 Patrick J. Shea RSU 02/12/15 3,927(2) 291,580 — — RSU 02/11/16 6,110(3) 453,668 — — RSU 02/24/17 4,876(4) 362,043 — — RSU 02/20/18 5,673(5) 421,220 — — PSU 02/24/17 — — 3,501 259,949 PSU 02/20/18 — — 3,055 226,834 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 41

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Share Awards Equity Incentive Plan Equity Incentive Plan Number of Market Value of Awards: Number of Awards: Market or Payout Shares or Units Shares or Units Unearned Shares, Units Value of Unearned Shares, That Have Not That Have Not or Other Rights That Units or Other Rights That Award Grant Vested Vested Have Not Vested Have Not Vested Name Type(1) Date (#) ($)(7) (#) ($)(8) Steven F. Bouck RSU 02/12/15 8,026(2) 595,931 — — RSU 02/11/16 12,383(3) 919,438 — — RSU 02/24/17 9,551(4) 709,162 — — RSU 02/20/18 11,008(5) 817,344 — — PSU 02/24/17 — — 6,858 509,207 PSU 02/20/18 — — 5,928 440,154 (1) “RSU” refers to restricted share units granted under either Old Waste Connections’ 2014 Incentive Award Plan or the 2016 Plan. (2) Assuming that the first-year performance hurdle is satisfied, which in the case of these grants it was, the RSUs vest in equal installments on each of the first four anniversaries of the grant date of February 12, 2015. (3) Assuming that the first-year performance hurdle is satisfied, which in the case of these grants it was, the RSUs vest in equal installments on each of the first four anniversaries of the grant date of February 11, 2016. (4) Assuming that the first-year performance hurdle is satisfied, which in the case of these grants it was, the RSUs vest in equal installments on each of the first four anniversaries of the grant date of February 24, 2017. (5) Assuming that the first-year performance hurdle is satisfied, which in the case of these grants it was, the RSUs vest in equal installments on each of the first four anniversaries of the grant date of February 20, 2018. (6) As discussed in greater detail in “Compensation Discussion and Analysis – Recent Changes to Further Align Pay with Performance”, the Second Amendment provided for a grant to Mr. Mittelstaedt of a retention equity award having a grant date value of $9 million, subject to a three-year vesting schedule and a claw back provision if he voluntarily terminates his employment without Good Reason (as defined in the CEO Separation Benefits Plan) prior to February 13, 2023. The RSUs vest in three equal installments on each of the first three anniversaries of the grant date of February 20, 2018. (7) Based on the closing price of Common Shares of $74.25 on the NYSE on December 31, 2018, the last trading day of the 2018 fiscal year. (8) Represents unearned shares under the PSU awards granted in February 2017 and February 2018. Based on guidance provided by the SEC, the targeted potential number of shares for such grants has been assumed. The amounts shown include the full award for the performance period ending on December 31, 2019 and December 31, 2020. The PSUs will vest, if at all, within 15 business days following the date on which the determination by the Compensation Committee is made with respect to the achievement of the performance goals, but in no event shall the vesting be later than March 15, 2020 and March 15, 2021. Shares Vested in Fiscal Year 2018 The following table summarizes each vesting of RSUs and related information for each of our NEOs on an aggregated basis during 2018. Share Awards Number of Shares Value Realized Acquired on Vesting on Vesting Name (#) ($) Ronald J. Mittelstaedt 53,158 3,623,303 Mary Anne Whitney 6,967 474,943 Worthing F. Jackman 21,339 1,455,163 Darrell W. Chambliss 19,018 1,297,024 Patrick J. Shea 11,648 794,149 Steven F. Bouck 25,624 1,747,324 42 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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EXECUTIVE COMPENSATION TABLES
NONQUALIFIED DEFERRED COMPENSATION IN FISCAL YEAR 2018

Pension Benefits in Fiscal Year 2018

We do not sponsor any qualified or non-qualified defined benefit plans for any of our executive officers, including the NEOs.

Nonqualified Deferred Compensation in Fiscal Year 2018

The following table summarizes the participation of our NEOs during 2018 in our Nonqualified Deferred Compensation Plan, which is our only plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Name	Executive Contributions in Last Fiscal Year ($)[1]	Registrant Contributions in Last Fiscal Year ($)[1]	Aggregate Earnings in Last Fiscal Year ($)[2]	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)[3]
Ronald J. Mittelstaedt	—	—	1,270,788	—	19,632,157
Mary Anne Whitney	183,777	2,419	(42,261)	(211,704)	686,182
Worthing F. Jackman	35,000	9,250	(10,987)	(54,955)	170,790
Darrell W. Chambliss	40,000	7,969	23,813	—	4,340,472
Patrick J. Shea	36,368	5,125	(37,962)	—	428,378
Steven F. Bouck	15,000	—	(31,971)	—	1,909,891

(1) *Amounts in these columns represent base salary and cash annual incentive each NEO elected to defer and our annual matching contributions in lieu of matching contributions under our 401(k) plan. Contributions by an NEO are reported in the Summary Compensation Table under "Salary", "Bonus" and/or "Non-Equity Incentive Plan Compensation" and matching contributions we make to an NEO's account are reported in the Summary Compensation Table under "All Other Compensation." The Company does not make matching contributions on RSUs that were previously deferred into our Nonqualified Deferred Compensation Plan.*

(2) *Amounts in this column are not included in any other amounts disclosed in this proxy statement, as the amounts are not preferential earnings. Instead, earnings disclosed are determined by reference to the returns on one or more select mutual funds, as determined by the participant, that are also available for investment by the general public, or with regard to RSUs deferred into the Nonqualified Deferred Compensation Plan of Old Waste Connections (assumed by New Waste Connections on June 1, 2016 in connection with the Progressive Waste acquisition) in years prior to 2015, Common Shares. Beginning in 2015, participating employees were no longer permitted to defer RSU grants.*

(3) *Amounts shown in this column include the following amounts reported as compensation to the NEO in the Summary Compensation Table in either our or Old Waste Connections' previous proxy statements or Annual Reports on Form 10-K:*
- *For Mr. Mittelstaedt, a total of $8,822,600 was reported (2005 to 2018);*
- *For Ms. Whitney, no amounts have previously been reported, as 2018 was the first year in which Ms. Whitney was an NEO.*
- *For Mr. Jackman, a total of $2,909,421 was reported (2005 to 2018);*
- *For Mr. Chambliss, a total of $1,660,710 was reported (2005 to 2018);*
- *For Mr. Shea, a total of $106,637 was reported (2015 to 2018) (2015 was the first year for which Mr. Shea was a named executive officer of Old Waste Connections); and*
- *For Mr. Bouck, a total of $1,759,395 was reported (2005 to 2018).*

The NEOs and certain other highly compensated employees are entitled to participate in the Nonqualified Deferred Compensation Plan, which we put in place to mitigate the impact of our officers and other highly compensated employees being unable to make the maximum contribution permitted under the 401(k) plan due to certain limitations imposed by the IRC. The Nonqualified Deferred Compensation Plan allows an eligible employee to voluntarily defer receipt of up to 80% of the employee's base salary, and up to 100% of bonuses and commissions and, prior to 2015, RSU grants made by Old Waste Connections and assumed by New Waste Connections on June 1, 2016, in connection with the completion of the Progressive Waste acquisition. Beginning in 2015, participating employees were no longer permitted to defer receipt of RSU grants. We make a matching contribution of 50% of every dollar of a participating employee's pre-tax eligible contributions until the employee's contributions equal six percent of the employee's eligible compensation, less the amount of any match we make on behalf of the employee under the Company-sponsored 401(k) plan, and subject to certain deferral limitations imposed by the IRC on 401(k) plans. Our matching contributions are 100% vested when made. Except for RSUs that were previously deferred, the Company also credits an amount reflecting a deemed return to each participant's deferred compensation account periodically, based on the returns of various mutual funds or measurement funds selected by the participant. RSUs that were previously deferred are credited as Common Shares, which had a 2018 annual rate of return of approximately 5.5%. The earnings on an employee's deferred compensation may exceed or fall short of market rate returns, depending on the performance of the funds selected compared to the markets in general.

In addition, during 2017, the Company amended the Nonqualified Deferred Compensation Plan to allow any participant who has attained age 55, previously elected to defer RSUs, and also

WASTE CONNECTIONS, INC. I 2019 PROXY STATEMENT 43

EXECUTIVE COMPENSATION TABLES
NONQUALIFIED DEFERRED COMPENSATION IN FISCAL YEAR 2018

elected to have his or her deferred RSUs distributed as a series of installment payments, to elect to have some or all of the portion of the participant's account credited with RSUs instead credited with an investment in one or more of the measurement funds provided under the plan's terms. The Company made this amendment to enable participants with deferred RSUs and who were approaching retirement age to diversify their investments within the plan.

The investment options offered by our plan administrator and their annual rates of return for the calendar year ended December 31, 2018, are set forth in the following table.

Name of Investment Option	Rate of Return in 2018
Invesco Mid Cap Core Equity	-11.35%
AllianceBern VPS Real Estate A	-4.13%
American Funds IS International 2	-13.13%
American Century VP Mid Cap Value I	-12.84%
Franklin Rising Dividends Securities	-5.07%
Franklin Small Cap Value Securities Cl2	-12.88%
Goldman Sachs VIT Growth Opp	-4.34%
Ivy Funds VIP High Income	-2.11%
Janus Aspen Balanced Svc	.43%
M Capital Appreciation Fund	-14.15%
Oppenheimer International Growth	-19.42%
Pioneer Bond VCT Portfolio	-.86%
MFS Var Ins Tr II Intl Value SC	-9.72%
MFS VIT Value – SC	-10.36%
PIMCO VIT Real Return Admin	-2.21%
Van Eck VIP Trust Emerging Markets	-23.49%
Vanguard VIF Capital Growth	-1.18%
Dreyfus IP Small Cap Stock Index	-8.97%
T. Rowe Price Limited Term Bond	1.18%
Van Eck VIP Tr Global Hard Assets I	-28.28%
Fidelity VIP Govt Money Market	1.65%

Distributions from the Nonqualified Deferred Compensation Plan are automatically triggered by the occurrence of certain events. Upon termination of employment, a participant will receive a distribution from the plan in the form he previously selected—either in a lump sum or in annual installments over any period selected, up to fifteen years. Payments will commence within 60 days after the last day of the six-month period immediately following the termination date. If a participant becomes disabled, he will receive his entire account balance in a lump sum within 60 days of the date on which he became disabled. Upon the death of a participant during employment or while receiving his benefits under the plan following termination of employment, his unpaid account balance will be paid to his beneficiary in a lump sum within 60 days of the date the plan committee is notified of his death.

Participants also elect whether to receive a distribution of their entire account balance in a lump sum upon a change in control of the Company, as defined in the plan, or whether to have their account balance remain in the plan after a change in control. In the absence of such an election, a participant will receive a distribution after a change in control occurs. Participants may also choose to receive lump sum distributions of all or a portion of their account balances upon optional, scheduled distribution dates or upon an unforeseeable financial emergency. Optional distribution dates must be a January 1 (March 1 for deferred RSUs) that is at least three years after the end of the plan year in which the deferral election is made. Optional distributions may be postponed, subject to certain conditions specified in the plan. Distributions upon an unforeseeable financial emergency are also subject to certain restrictions specified in the plan.

44 WASTE CONNECTIONS, INC. I 2019 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following is a summary of all of our equity compensation plans and individual arrangements that provide for the issuance of equity securities as compensation, as of December 31, 2018.

	(a)	(b)	(c)
Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding warrants and rights	Weighted-average exercise price of outstanding warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Approved by shareholders[1]	2,052,234[2]	$ 63.49[3]	6,033,454[4]
Not approved by shareholders	—	—	—
TOTAL		$ [3]	

(1) Consists of the following plans approved by Old Waste Connections' stockholders and Progressive Waste's shareholders, as applicable, including the assumptions thereof by the Company: (a) the 2016 Plan; (b) the 2014 Incentive Award Plan of Old Waste Connections assumed by the Company on June 1, 2016; (c) the Third Amended and Restated 2004 Equity Incentive Plan of Old Waste Connections assumed by the Company on June 1, 2016; and (d) the Amended and Restated Share Option Plan adopted by Progressive Waste on July 22, 2009.

(2) Includes an aggregate of 1,251,937 RSUs, 532,086 PSUs, and 268,211 warrants.

(3) Excludes RSUs, PSUs and DSUs.

(4) The remaining 6,033,454 Common Shares reserved for issuance under the 2016 Plan will be issuable upon the exercise of future share option grants or warrants or pursuant to future restricted share, RSU or performance awards that vest upon the attainment of prescribed performance milestones or the completion of designated service periods. The board of directors of Old Waste Connections unanimously adopted resolutions in 2014 approving the reduction of the shares available for future issuance under the Third Amended and Restated 2004 Equity Incentive Plan to zero, and the Board of Directors and the Executive Committee of the Company unanimously adopted resolutions in 2016 and 2017 approving the reduction of shares available for future issuance under each of the 2014 Incentive Award Plan and the Amended and Restated Share Option Plan to zero, and as a result no further awards will be granted under the Third Amended and Restated 2004 Equity Incentive Plan, the 2014 Incentive Award Plan or the Amended and Restated Share Option Plan.

On June 1, 2016, the Board of Directors adopted the 2016 Plan, which was approved by Progressive Waste's shareholders on May 26, 2016. On July 24, 2017, the Board of Directors approved certain housekeeping amendments to the 2016 Plan. On July 24, 2018, the Board of Directors approved certain additional housekeeping amendments to the 2016 Plan. None of the housekeeping amendment to the 2016 Plan require approval of the Company's shareholders. A summary of the 2016 Plan is attached as Appendix B. The 2016 Plan, as amended, is administered by the Compensation Committee and provides that the aggregate number of Common Shares which may be issued from treasury pursuant to awards made under the 2016 Plan is 7,500,000 Common Shares, representing 2.85%[1] of our issued and outstanding Common Shares. Awards under the 2016 Plan may be made to employees, consultants and non-employee directors and may be made in the form of share options, warrants, restricted shares, RSUs, performance awards (which may be paid in cash, Common Shares, or a combination thereof), dividend equivalent awards (representing a right of the holder thereof to receive the equivalent value (which may be paid in cash or Common Shares) of dividends paid on Common Shares), and share payments (a payment in the form of Common Shares or a share option or other right to purchase Common Shares as part of a bonus, defined compensation or other arrangement). Non-employee directors are also eligible to be credited with DSUs, which represent the right to receive a cash payment or its equivalent in Common Shares (or a combination of cash and Common Shares), or which may at the time of grant be expressly limited to settlement only in cash and not in Common Shares.

As of December 31, 2018, DSUs, RSUs, PSUs and Warrants were the only forms of awards granted under the 2016 Plan. As of December 31, 2018, under the 2016 Plan, there were 9,546 DSUs outstanding, representing 0.004% of our Common Shares then issued and outstanding, 718,717 RSUs outstanding, representing 0.273% of our Common Shares then issued and outstanding, 355,056 PSUs outstanding, representing 0.135% of our Common Shares then issued and outstanding, 200,732 Warrants outstanding, representing 0.076% of our Common Shares then issued and outstanding, and 6,033,454 awards remained available for grant, representing 2.29% of our Common Shares then issued and outstanding.

The annual burn rate under the 2016 Plan for the fiscal years ended 2017 and 2018 was 0.253% and 0.268%, respectively. The annual burn rate is calculated as (x) the number of securities (*i.e.*, DSUs, RSUs, PSUs and Warrants) granted thereunder during the applicable fiscal year, divided by (y) the weighted average number of shares outstanding in 2018, calculated in accordance with the CPA Canada Handbook.

(1) Based on 263,664,807 Common Shares outstanding as of the Record Date.

WASTE CONNECTIONS, INC. I 2019 PROXY STATEMENT 45

Potential Payments upon Termination or Change in Control Severance Arrangements in Effect in 2018 Our NEOs are entitled to certain payments and benefits upon qualifying terminations of employment and, in certain cases, a change in control under the Separation Benefits Plans, the grant agreements under our 2016 Plan and the grant agreements under our 2014 Incentive Award Plan. The following discussion describes the terms of these payments and benefits and the circumstances in which they will be paid or provided. CEO SEPARATION BENEFITS PLAN Mr. Mittelstaedt is eligible to receive severance benefits and change in control payments pursuant to the CEO Separation Benefits Plan. The current term under the CEO Separation Benefits Plan ends on February 13, 2023. During this term, Mr. Mittelstaedt will continue to serve as the Chairman of the Board and Chief Executive Officer of the Company and its subsidiaries, or, at his election and upon written notice to the Board, end his role as CEO and begin the role of Executive Chairman of the Company’s Board of Directors. The CEO Separation Benefits Plan provided for a retention equity award, with a value of $9 million on February 20, 2018 (the grant date), that is currently one-third vested (out of a three-year graded vesting schedule). The retention equity award includes a claw back provision if Mr. Mittelstaedt resigns without Good Reason (as defined in the CEO Separation Benefits Plan) prior to February 13, 2023. Under the terms of the CEO Separation Benefits Plan, Mr. Mittelstaedt is entitled to receive, upon a termination by us without “cause” (as defined below), or resignation by Mr. Mittelstaedt for “good reason” (as defined below) prior to a change in control (as defined below) or upon a termination due to death or permanent disability: (i) a lump-sum cash payment equal to $7,500,000, payable on or within 60 days following the date of his termination; (ii) coverage under our group medical insurance of Mr. Mittelstaedt and his eligible dependents for three years following termination, provided that Mr. Mittelstaedt will be obligated to pay the Company for the employee-portion of the premiums for such coverage on an after-tax basis (the “Health Insurance Benefit”); (iii) accelerated vesting of all of Mr. Mittelstaedt’s outstanding but unvested time-based equity awards; (iv) the designated performance goals for Mr. Mittelstaedt’s performance-based equity awards shall be deemed to have been satisfied (and, for any award with different levels of potential payment, such performance shall be deemed to be at the target level), any remaining vesting conditions shall be deemed to be satisfied on Mr. Mittelstaedt’s date of termination and such awards shall be settled as soon as administratively practicable thereafter; and (v) with respect to any outstanding share options held by Mr. Mittelstaedt, an extended post-termination exercise period through the earlier of the fifth anniversary of Mr. Mittelstaedt’s date of termination or the expiration date of such share options pursuant to their original terms. Upon a termination by us without cause or resignation by Mr. Mittelstaedt for good reason within two years after a change in control, Mr. Mittelstaedt is entitled to receive a lump-sum cash payment equal to $7,500,000, payable on or within 60 days following the date of his termination and the Health Insurance Benefit. Further, the CEO Separation Benefits Plan includes a so-called “best pay” provision where payments and benefits provided on account of a change in control shall be made to Mr. Mittelstaedt in full or in such lesser amount as would result in no portion of the payments being subject to an excise tax under Section 280G and Section 4999 of the IRC, whichever of the foregoing amounts is greater on an after-tax basis. In consideration of the severance benefits under the CEO Separation Benefits Plan, Mr. Mittelstaedt must abide by certain restrictive covenants in the CEO Separation Benefits Plan, including a commitment by Mr. Mittelstaedt not to compete in restricted territory with our competitors and not to solicit our customers or employees (with a few limited exceptions with respect to certain of our executive officers) for 12 months following the date of Mr. Mittelstaedt’s termination of employment. Additionally, in the event of certain terminations of employment, Mr. Mittelstaedt is eligible to receive an amount equal to $7,000,000 in a lump sum on the first anniversary of the date of his termination if the Company determines, in its discretion, to extend the post-termination restrictive covenant period from 12 months to 24 months after his termination of employment. As a condition to his receipt of any severance benefits, Mr. Mittelstaedt is required to release and waive (and not revoke) all claims against the Company and its subsidiaries, subject to certain exceptions. On October 17, 2018, the Company and Mr. Mittelstaedt entered into an amendment to the CEO Separation Benefits Plan which, among other changes, amends (i) the definitions and descriptions relating to cause, death, disability, and good reason to align with the changes to the Separation Benefits Plan described in more detail below, (ii) the benefits provided upon termination without cause, (iii) the indemnification provision, and (iv) miscellaneous administrative provisions, including but not limited to amendments related to the Department of Labor’s new disability claims regulations. 46 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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SEPARATION BENEFITS PLAN FOR OTHER NEOs Our NEOs, other than Mr. Mittelstaedt, are eligible to receive certain separation benefits and change in control payments pursuant to the letter participation agreements under the Separation Benefits Plan that were entered into on August 30, 2018 with respect to Mr. Jackman and October 19, 2018 for our remaining NEOs. The participation letter agreement pursuant to the Separation Benefits Plan for Mr. Shea supersedes and replaces his prior employment agreement with Old Waste Connections entered into on February 1, 2008, as amended November 12, 2008. Under the terms of the Separation Benefits Plan and their respective participation letter agreements under the Separation Benefits Plan, each of Messrs. Jackman and Chambliss are entitled to receive, upon a termination by us without “cause” or resignation by such NEO for “good reason” prior to a change in control: (i) a cash payment equal to $3,900,000 (for Mr. Jackman), $3,300,000 (for Mr. Chambliss), payable one-third on the termination date and, provided that the applicable NEO has complied with the non-competition and non-solicitation provisions of the Separation Benefits Plan, one-third on each of the first and second anniversaries of the termination date; (ii) full accelerated vesting of the applicable NEO’s outstanding but unvested time-based equity awards; (iii) the designated performance goals of the applicable NEO’s performance-based equity awards shall be deemed to have been satisfied (and, for any award with different levels of potential payment, such performance shall be deemed to be at the target level), any remaining vesting conditions shall be deemed to be satisfied on the NEO’s date of termination and such awards shall be settled as soon as administratively practicable thereafter; and (iv) with respect to any outstanding share options held by the applicable NEO, an extended post-termination exercise period through the earlier of the third anniversary of the termination date or the expiration of the original term of such share options. For Mr. Shea and Ms. Whitney, each are entitled to receive a cash payment equal to (i) then-current base salary, and (ii) an amount equal to the target bonus for the year in which the termination occurs, which is 50% of his or her base salary at the time of termination, payable in installments over the 12-month period following termination. The Company would also pay to Mr. Shea and Ms. Whitney an amount equal to the Company’s portion (but not the NEO’s portion) of the cost of medical, dental and other health plan insurance for the NEO (as well as the NEO’s spouse and children) at the rate in effect on the date of termination for a period of one year from the date of termination (the “NEO Health Insurance Benefit”). In addition, the Company would pay as incurred the NEO’s expenses, up to $15,000, associated with career counseling and resume development (the “Outplacement Benefit”). In addition, for all NEOs, full accelerated vesting of all of the NEO’s outstanding but unvested share options, if any, and other rights relating to the Common Shares, including unvested RSUs, as well as an extended post-termination exercise period, with respect to any such share options and rights, through the earlier of (A) the expiration of the term of such share options and rights or (B) the first anniversary of the date of termination. As a condition to an NEO’s receipt of any severance benefits under the NEO Separation Benefits Plan, the NEO is required to release and waive (and not revoke) all claims against the WCI Group. The Separation Benefits Plan defines “WCI Group” as the Company, Old Waste Connections and each of their subsidiaries and affiliates. Messrs. Jackman, Shea, and Chambliss, and Ms. Whitney are also entitled to the foregoing benefits if such NEO’s employment is terminated as a result of the NEO’s death, except that any cash payments will be paid in a lump sum on or within 60 days following the date of death and the estate shall not receive the NEO Health Insurance Benefit or the Outplacement Benefit. In the event of a termination of employment due to permanent disability, each of Messrs. Jackman, and Chambliss are entitled to receive the benefits described above, to be paid one-third on the date of termination and, provided that the applicable NEO has complied with the non-competition and non-solicitation provisions of the Separation Benefits Plan, one-third on each of the first and second anniversaries of the date of termination. For Mr. Shea and Ms. Whitney, upon termination of employment due to permanent disability, the NEO is entitled to receive the benefits described above for termination without cause with the exception of the Outplacement Benefit, to be paid in installments over a 12-month period post-termination. Upon a termination by us without cause or resignation by the NEO for good reason within two years after a change in control, Messrs. Jackman, Shea, and Chambliss, and Ms. Whitney are each entitled to receive the benefits described above for termination without cause, payable in a lump sum on or within 60 days following the date of termination. Further, the Separation Benefits Plan includes a so-called “best pay” provision where payments and benefits provided on account of a change in control shall be made to such participating NEOs in full or in such lesser amount as would result in no portion of the payments being subject to an excise tax under Section 280G and Section 4999 of the IRC, whichever of the foregoing amounts is greater on an after-tax basis. In consideration of the above severance benefits, Messrs. Jackman, Shea, and Chambliss, and Ms. Whitney must abide by certain restrictive covenants in the Separation Benefits Plan, including a commitment by the NEO not to compete with the Company in a restricted territory and not to solicit our customers or employees for 12 months following the date of such NEO’s termination of employment. For purposes of the Separation Benefits Plans, “good reason” is generally defined as: (i) assignment to the NEO of duties inconsistent with and resulting in a diminution of the NEO’s position (including status, offices, titles, responsibilities and reporting requirements), authority, duties or responsibilities as they existed on the effective date of the Separation Benefits Plans; or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities; a substantial alteration in the title(s) of the NEO (so long as the existing corporate structure of the WCI Group is maintained); provided, however, that the NEO’s failure to be in the same position (including status, offices, titles, responsibilities and reporting requirements) with the ultimate parent of Old Waste Connections will constitute “good reason”; (ii) the relocation of the NEO’s principal place of employment to a location more than fifty (50) miles from its present WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 47

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location without the NEO’s prior approval; (iii) a material reduction by the Company in the NEO’s total annual cash compensation (base and bonus) without the NEO’s prior approval; (iv) on or after a change in control, a material reduction by the Company in the NEO’s total annual compensation (base, bonus, and equity opportunities) without the NEO’s prior approval; (v) a failure by the WCI Group to continue in effect, without substantial change, any benefit plan or arrangement in which the NEO was participating or the taking of any action by the WCI Group which would adversely affect the NEO’s participation in or materially reduce the NEO’s benefits under any benefit plan (unless such changes apply equally to all other management employees of the Company); (vi) any material breach by the Company of any provision of the Separation Benefits Plans without the NEO having committed any material breach of the NEO’s obligations thereunder, which breach is not cured within twenty (20) days following written notice thereof to Old Waste Connections of such breach; or (vii) the failure of the Company to obtain the assumption of the plan by any successor entity that causes the NEO to be employed by an entity that is not a member of the WCI Group. For the purposes of the Separation Benefits Plans, “cause” is defined as: (i) a material breach of any of the terms of the agreement or any other agreement with the Company or any member of the WCI Group or any policy of the WCI Group; (ii) a breach of any of the provisions of the confidentiality, property, non-competition and non-solicitation provisions of the Separation Benefits Plan; (iii) gross negligence or willful misconduct of a material nature in connection with the performance of the NEO’s duties; (iv) conviction of (or pleading guilty or no contest or nolo contendere to) a felony; or (v) intentional act of dishonesty or misappropriation (or attempted misappropriation) of property belonging to the Company or any member of the WCI Group. For Messrs. Mittelstaedt, Jackman, and Chambliss, the Company shall provide written notice and a period to cure a failure or breach constituting cause. Further, for the purposes of the Separation Benefits Plans, a “change in control” is deemed to have occurred if: there shall be consummated (a) any reorganization, liquidation or consolidation of the Company, or any merger or other business combination of the Company with any other corporation, other than any such merger or other business combination that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction; or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or any person (as defined in Section 13(d) and 14(d) of the Exchange Act), shall become the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the Company’s outstanding voting securities; or during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board of Directors shall cease for any reason to constitute at least one-half of the membership thereof unless the election, or the nomination for election by the Company’s shareholders, of each new director was approved by a vote of at least one-half of the directors then still in office who were directors at the beginning of the period. For the participation letter agreements under the Separation Benefits Plan for Ms. Whitney and Mr. Shea, “change in control” shall also include: (i) any “person” (as defined in Section 13(d) and 14(d) of the Exchange Act), shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the outstanding voting securities of a subsidiary of the Company that owns all or substantially all of the WCI Group’s United States operations; (ii) there is a reorganization, merger or other business combination of a subsidiary of the Company that owns all or substantially all of the WCI Group’s United States operations with any other corporation, other than any such merger or other combination that would result in the voting securities of the subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the subsidiary or such surviving entity outstanding immediately after such transaction; or (iii) there is a direct or indirect sale, lease, exchange or other transfer (in one transaction or a series of related transactions) by the WCI Group of all, or substantially all, of its United States operations. 2014 INCENTIVE AWARD PLAN Pursuant to the grant agreements under our 2014 Incentive Award Plan, immediately upon a change in control, outstanding and unvested RSUs shall automatically vest in full, and the Common Shares subject to those vested RSUs shall be issued. 48 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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EXECUTIVE COMPENSATION TABLES
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Potential Payments Tables

The following tables estimate the payments we would be obligated to make to each of our NEOs as a result of the NEO's termination (including, in certain cases, in connection with a change in control of the Company) or resignation, assuming such termination or resignation occurred on December 31, 2018. We have calculated the estimated payments to meet SEC disclosure requirements. The estimated payments are not necessarily indicative of the actual amounts any of our NEOs would receive in such circumstances.

For illustrative purposes only, the tables assume that: (a) a termination or resignation of employment occurred on December 31, 2018, as applicable; and (b) the price per share of the Common Shares is $74.25, the closing price on December 31, 2018 on the NYSE, the last trading day of the 2018 fiscal year.

In addition to the amounts reflected in the tables, on termination of employment, all vested deferred compensation and other retirement benefits payable to the employee under benefit plans in which he then participated would be paid to the NEO in accordance with the provisions of the respective plans. These plans include our voluntary 401(k) plan and our Nonqualified Deferred Compensation Plan.

RONALD J. MITTELSTAEDT, CHIEF EXECUTIVE OFFICER AND BOARD CHAIRMAN

	Termination for Cause or by Employee Without Good Reason Not Subject to Optional Restricted Period	Termination for Cause or by Employee Without Good Reason Subject to Optional Restricted Period	Termination Without Cause, on Disability or by Employee For Good Reason Not Subject to Optional Restricted Period	Termination Without Cause, on Disability or by Employee For Good Reason Subject to Optional Restricted Period	Termination on Death	Termination in Connection with Change in Control
Base Salary	$ —[1]	$ —[1]	$ —[5]	$ —[5]	$ —[5]	$ —[5]
Bonus	—[2]	—[2]	—[6]	—[6]	—[6]	—[6]
Severance Payment	—	7,000,000[4]	7,556,925[7]	14,556,925[9]	7,556,925[7]	7,556,925[7]
Unvested Share Options, Restricted Share Units and Other Equity in Company	—[3]	—[3]	17,450,161[8]	17,450,161[8]	17,450,161[8]	17,450,161[10]
TOTAL	**$ —**	**$ 7,000,000**	**$ 25,007,086**	**$ 32,007,086**	**$ 25,007,086**	**$ 25,007,086**

(1) Reflects the employee's base salary to the date of termination, paid in a lump sum, which is assumed to have been paid in full.

(2) Employee will forfeit his bonus for the year in which such a termination occurs.

(3) All of employee's unvested share options, RSUs, PSUs and other equity relating to the Common Shares will be forfeited upon such a termination.

(4) Reflects the payment owed pursuant to the CEO Separation Benefits Plan if the Company determines, in its discretion, to extend the post-termination restrictive covenant period from 12 months to 24 months after his termination of employment.

(5) Reflects that, in lieu of the employee's base salary, the employee will receive a lump sum payment pursuant to the terms of the CEO Separation Benefits Plan, payable within 60 days of the date of termination.

(6) Reflects that, in lieu of the employee's bonus, the employee will receive a lump sum payment pursuant to the terms of the CEO Separation Benefits Plan payable within 60 days of the date of termination.

(7) Reflects the sum of: (i) $7,500,000, and (ii) the employee's Health Insurance Benefit.

(8) Reflects the immediate vesting of all of employee's outstanding but unvested share options, RSUs. PSUs and other rights related to the Company's Common Shares as of the date of termination. The exercisability of any such equity-based award, together with all vested equity-based awards held by the employee, will be extended to the earlier of the expiration of the term of such equity-based award or the fifth anniversary of the date of termination. No value for the extension was included since Mr. Mittelstaedt does not currently hold any share options.

(9) Reflects the sum of: (i) $7,500,000, (ii) the employee's Health Insurance Benefit, and (iii) the payment owed pursuant to the CEO Separation Benefits Plan if the Company determines, in its discretion, to extend the post-termination restrictive covenant period from 12 months to 24 months after his termination of employment.

(10) Reflects the immediate vesting of all of employee's outstanding but unvested share options, RSUs, PSUs and other rights related to the Company's Common Shares as of the date of termination. Pursuant to the CEO Separation Benefits Plan, in the event of a change in control followed by a termination of Mr. Mittelstaedt's employment without cause or upon his disability or death, or a resignation by Mr. Mittelstaedt for good reason, outstanding but unvested RSUs and PSUs shall automatically vest in full, and the shares subject to those vested RSUs and PSUs shall be issued.

WASTE CONNECTIONS, INC. I 2019 PROXY STATEMENT 49

EXECUTIVE COMPENSATION TABLES
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

MARY ANNE WHITNEY, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

	Termination for Cause	Termination Without Cause	Termination on Disability	Termination on Death	Termination by Employee	Termination in Connection with Change in Control
Base Salary	$ —(1)	$ 400,000	$ 400,000	$ 400,000	$ —(1)	$ 400,000
Bonus	—(2)	200,000	200,000	200,000	—(2)	200,000
Severance Payment	—	33,975(4)	18,975(5)	18,975(5)	—	33,975(4)
Unvested Share Options, Restricted Share Units and Other Equity in Company	—(3)	1,239,455(6)	1,239,455(6)	1,239,455(6)	—(3)	1,239,455(7)
TOTAL	**$ —**	**$ 1,873,430**	**$ 1,858,430**	**$ 1,858,430**	**$ —**	**$ 1,873,430**

(1) *Reflects the employee's base salary to the date of termination, paid in a lump sum, which is assumed to have been paid in full.*

(2) *Employee will forfeit her bonus for the year in which such a termination occurs.*

(3) *All of employee's unvested share options, RSUs, PSUs and other equity relating to the Common Shares will be forfeited upon such a termination.*

(4) *Reflects an amount equal to the (i) NEO Health Insurance Benefit; and (ii) Outplacement Benefit.*

(5) *Reflects an amount equal to the NEO Health Insurance Benefit.*

(6) *Reflects the immediate vesting of all of the employee's outstanding but unvested share options, RSUs, PSUs and other rights related to the Common Shares as of the date of termination. The exercisability of any such equity-based award, together with all vested equity-based awards held by the employee, will be extended to the earlier of (A) the expiration of the term of such share options and rights or (B) the first anniversary of the date of termination. No value for the extension was included since Ms. Whitney does not currently hold any share options.*

(7) *Reflects the immediate vesting of all of the employee's outstanding but unvested share options, RSUs, PSUs and other rights related to the Common Shares as of the date of termination. Pursuant to the Separation Benefits Plan, in the event of a change in control followed by a termination of Ms. Whitney's employment without cause or upon her disability or death, or a resignation by Ms. Whitney for good reason, outstanding but unvested RSUs and PSUs shall automatically vest in full, and the shares subject to those vested RSUs and PSUs shall be issued.*

WORTHING F. JACKMAN, PRESIDENT

	Termination for Cause	Termination Without Cause	Termination on Disability	Termination on Death	Termination by Employee For Good Reason	Termination by Employee Without Good Reason	Termination in Connection with Change in Control
Base Salary	$ —(1)	$ —(4)	$ —(8)	$ —(8)	$ —(4)	$ —(1)	$ —(8)
Bonus	—(2)	—(5)	—(9)	—(9)	—(5)	—(2)	—(9)
Severance Payment	—	3,900,000(6)	3,900,000(10)	3,900,000(10)	3,900,000(6)	—	3,900,000(10)
Unvested Share Options, Restricted Share Units and Other Equity in Company	—(3)	3,454,407(7)	3,454,407(7)	3,454,407(7)	3,454,407(7)	—(3)	3,454,407(11)
TOTAL	**$ —**	**$ 7,354,407**	**$ 5,962,407**	**$ 7,354,407**	**$ 7,354,407**	**$ —**	**$ 7,354,407**

(1) *Reflects the employee's base salary to the date of termination, paid in a lump sum, which is assumed to have been paid in full.*

(2) *Employee will forfeit his bonus for the year in which such a termination occurs.*

(3) *All of employee's unvested share options, RSUs, PSUs and other equity relating to the Common Shares will be forfeited upon such a termination.*

(4) *Reflects that, in lieu of the employee's base salary, the employee will receive payments pursuant to the terms of the Separation Benefits Plan and his related participation letter agreement. See footnote (6) for payment terms.*

(5) *Reflects that, in lieu of the employee's bonus, the employee will receive payments pursuant to the terms of the Separation Benefits Plan and his related participation letter agreement. See footnote (6) for payment terms.*

(6) *Reflects the amount the employee is entitled to receive pursuant to the terms of the Separation Benefits Plan and his related participation letter agreement. This amount will be paid as follows: one-third on date of termination and, provided employee has complied with the non-competition and non-solicitation provisions of the Separation Benefits Plan, one-third on each of the first and second anniversaries of the date of termination.*

50 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

(7) Reflects the immediate vesting of all of the employee's outstanding but unvested share options, RSUs, PSUs and other rights related to the Common Shares as of the date of termination. The exercisability of any such equity-based award, together with all vested equity-based awards held by the employee, will be extended to the earlier of the expiration of the term of such equity-based award or the third anniversary of the date of termination. No value for the extension was included since Mr. Jackman does not currently hold any share options.

(8) Reflects that, in lieu of the employee's base salary, the employee or his estate, as applicable, will receive a lump sum payment pursuant to the terms of the Separation Benefits Plan. See footnote (10) for payment terms.

(9) Reflects that, in lieu of the employee's bonus, the employee or his estate, as applicable, will receive a lump sum payment pursuant to the terms of the Separation Benefits Plan. See footnote (10) for payment terms.

(10) Reflects the lump sum amount the employee or his estate, as applicable, is entitled to receive pursuant to the terms of the Separation Benefits Plan and his related participation letter agreement. This amount will be paid within 60 days of the date of death or termination, as applicable.

(11) Reflects the immediate vesting of all of the employee's outstanding but unvested share options, RSUs, PSUs and other rights related to the Common Shares as of the date of termination. Pursuant to the Separation Benefits Plan, in the event of a change in control followed by a termination of Mr. Jackman's employment without cause or upon his disability or death, or a resignation by Mr. Jackman for good reason, outstanding but unvested RSUs and PSUs shall automatically vest in full, and the shares subject to those vested RSUs and PSUs shall be issued.

DARRELL W. CHAMBLISS, EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER

	Termination for Cause	Termination Without Cause	Termination on Disability	Termination on Death	Termination by Employee For Good Reason	Termination by Employee Without Good Reason	Termination in Connection with Change in Control
Base Salary	$ —(1)	$ —(4)	$ —(8)	$ —(8)	$ —(4)	$ —(1)	$ —(8)
Bonus	—(2)	—(5)	—(9)	—(9)	—(5)	—(2)	—(9)
Severance Payment	—	3,300,000(6)	3,300,000(10)	3,300,000(10)	3,300,000(6)	—	3,300,000(10)
Unvested Share Options, Restricted Share Units and Other Equity in Company	—(3)	2,999,180(7)	2,999,180(7)	2,999,180(7)	2,999,180(7)	—(3)	2,999,180(11)
TOTAL	**$ —**	**$ 6,299,180**	**$ 4,930,430**	**$ 6,299,180**	**$ 6,299,180**	**$ —**	**$ 6,299,180**

(1) Reflects the employee's base salary to the date of termination, paid in a lump sum, which is assumed to have been paid in full.

(2) Employee will forfeit his bonus for the year in which such a termination occurs.

(3) All of employee's unvested share options, RSUs, PSUs and other equity relating to the Common Shares will be forfeited upon such a termination.

(4) Reflects that, in lieu of the employee's base salary, the employee will receive payments pursuant to the terms of the Separation Benefits Plan and his related participation letter agreement. See footnote (6) for payment terms.

(5) Reflects that, in lieu of the employee's bonus, the employee will receive payments pursuant to the terms of the Separation Benefits Plan and his related participation letter agreement. See footnote (6) for payment terms.

(6) Reflects the amount the employee is entitled to receive pursuant to the terms of the Separation Benefits Plan and his related participation letter agreement. This amount will be paid as follows: one-third on date of termination and, provided employee has complied with the non-competition and non-solicitation provisions of the NEO Separation Benefits Plan, one-third on each of the first and second anniversaries of the date of termination.

(7) Reflects the immediate vesting of all of employee's outstanding but unvested share options, RSUs, PSUs and other rights related to the Common Shares as of the date of termination. The exercisability of any such equity-based award, together with all vested equity-based awards held by the employee, will be extended to the earlier of the expiration of the term of such equity-based award or the third anniversary of the date of termination. No value for the extension was included since Mr. Chambliss does not currently hold any share options.

(8) Reflects that, in lieu of the employee's base salary, the employee or his estate, as applicable, will receive a lump sum payment pursuant to the terms of the Separation Benefits Plan. See footnote (10) for payment terms.

(9) Reflects that, in lieu of the employee's bonus, the employee or his estate, as applicable, will receive a lump sum payment pursuant to the terms of the Separation Benefits Plan. See footnote (10) for payment terms.

(10) Reflects the lump sum amount the employee or his estate, as applicable, is entitled to receive pursuant to the terms of the Separation Benefits Plan and his related participation letter agreement. This amount will be paid within 60 days of the date of death or termination, as applicable.

(11) Reflects the immediate vesting of all of the employee's outstanding but unvested share options, RSUs, PSUs and other rights related to the Common Shares as of the date of termination. Pursuant to the Separation Benefits Plan, in the event of a change in control followed by a termination of Mr. Chambliss' employment without cause or upon his disability or death, or a resignation by Mr. Chambliss for good reason, outstanding but unvested RSUs and PSUs shall automatically vest in full, and the shares subject to those vested RSUs and PSUs shall be issued.

WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 51

EXECUTIVE COMPENSATION TABLES
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

PATRICK J. SHEA, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

	Termination for Cause	Termination Without Cause	Termination on Disability	Termination on Death	Termination by Employee	Termination in Connection with Change in Control
Base Salary	$ —[1]	$ 420,000	$ 420,000	$ 420,000	$ —[1]	$ 420,000
Bonus	—[2]	210,000	210,000	210,000	—[2]	210,000
Severance Payment	—	33,975[4]	18,975[5]	18,975[5]	—	33,975[4]
Unvested Share Options, Restricted Share Units and Other Equity in Company	—[3]	2,015,294[6]	2,015,294[6]	2,015,294[6]	—[3]	2,015,294[7]
TOTAL	**$ —**	**$ 2,679,269**	**$ 2,664,269**	**$ 2,664,269**	**$ —**	**$ 2,679,269**

(1) Reflects the employee's base salary to the date of termination, paid in a lump sum, which is assumed to have been paid in full.

(2) Employee will forfeit his bonus for the year in which such a termination occurs.

(3) All of employee's unvested share options, RSUs, PSUs and other equity relating to the Common Shares will be forfeited upon such a termination.

(4) Reflects an amount equal to the (i) NEO Health Insurance Benefit; and (ii) Outplacement Benefit.

(5) Reflects an amount equal to the NEO Health Insurance Benefit.

(6) Reflects the immediate vesting of all of the employee's outstanding but unvested share options, RSUs, PSUs and other rights related to the Common Shares as of the date of termination. The exercisability of any such equity-based award, together with all vested equity-based awards held by the employee, will be extended to the earlier of (A) the expiration of the term of such share options and rights or (B) the first anniversary of the date of termination. No value for the extension was included since Mr. Shea does not currently hold any share options.

(7) Reflects the immediate vesting of all of the employee's outstanding but unvested share options, RSUs, PSUs and other rights related to the Common Shares as of the date of termination. Pursuant to the grant agreements under our 2014 Incentive Award Plan and the 2016 Plan, in the event of a change in control followed by a termination of Mr. Shea's employment without cause or upon his disability or death, or a resignation by Mr. Shea for good reason, outstanding but unvested RSUs and PSUs shall automatically vest in full, and the shares subject to those vested RSUs and PSUs shall be issued.

52 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS 2018 Related Party Transactions For 2018, there are no related party transactions among our executive officers and directors, other than those disclosed below. Since January 2018, Michelle L. Little has been Vice President –Accounting of the Company. From December 2007 to that date, Mrs. Little served as Director of Accounting of Old Waste Connections and the Company. Mrs. Little is the spouse of James Little, our Senior Vice President — Engineering and Disposal. The total salary and incentive compensation we paid to Mrs. Little in 2018 was $422,335, and her annual salary is $281,875. In addition, Mrs. Little had $123,592 of restricted share units vest in 2018. In 2018, we granted Mrs. Little 1,418 RSUs and 764 PSUs on the same general terms and conditions as RSUs and PSUs granted to other employees at the same management level. Since June 2016, Namen Chambliss has held the position of Director of Networks, Corporate for the Company. From January 2005 to that date, Mr. N. Chambliss held the position of Network Manager for Old Waste Connections. Mr. N. Chambliss is the brother of Darrell Chambliss, our Executive Vice President and Chief Operating Officer. The total salary and incentive compensation we paid to Mr. N. Chambliss in 2018 was $158,071, and his annual salary is $130,000. In addition, Mr. N. Chambliss had $53,718 of RSUs vest in 2018. In 2018, we granted Mr. N. Chambliss 468 RSUs on the same general terms and conditions as RSUs granted to other employees at the same management level. Indebtedness of Directors and Officers As of the date of this proxy statement, no current or proposed director, NEO or other corporate officer of the Company, or any former director, NEO or other corporate officer of the Company, or any associate of any of the foregoing, is, or has been at any time during 2018, indebted to the Company or its subsidiaries, either in connection with the purchase of securities of the Company or otherwise. Interest of Informed Persons and Others in Material Transactions The management of the Company is not aware of any material interest, direct or indirect, of any informed person of the Company, any proposed director or any associate or affiliate of any informed person or proposed director in any transaction since the commencement of the Company’s most recently completed financial year, or in any proposed transaction, that has materially affected or would materially affect the Company or any of its affiliates or subsidiaries. Review, Approval or Ratification of Transactions with Related Persons The Nominating and Corporate Governance Committee developed and the Board of Directors approved our Corporate Governance Guidelines and Board Charter and our Code of Conduct and Ethics, including a Code of Ethics for Senior Financial Officers, as required by Section 406 of the United States Sarbanes-Oxley Act of 2002 and the rules of the SEC and applicable Canadian securities laws. The Nominating and Corporate Governance Committee reviews the Corporate Governance Guidelines and Board Charter and the Code of Conduct and Ethics on an annual basis, or more frequently if appropriate, and recommends to the Board of Directors changes as necessary. In addressing conflicts of interest, the Code of Conduct and Ethics provides that no officer, director or employee may be subject to influences, interests or relationships that conflict with the best interests of the Company. It states that a conflict of interest exists when a person is in a position to influence a decision that may personally benefit that person or a person he or she is related to, legally or by blood or marriage as a result of the Company’s business dealings. The Code of Conduct and Ethics provides that each officer, director and employee must avoid any investment, interest or association that interferes or might interfere with that person’s independent exercise of judgment in the Company’s best interests, and that service to the Company should never be subordinated to personal gain or advantage. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 53

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In an effort to help avoid these and other conflicts of interest, the Code of Conduct and Ethics sets forth certain rules the Company has adopted, including rules that prohibit: (a) officers, directors, and any employees who buy or sell goods or services or have responsibility connected to buying and selling for or on behalf of the Company, as well as the members of their respective families, from having certain economic interests in business concerns that transact business with the Company or are in competition with it; (b) officers, directors or employees from (directly or indirectly) giving or accepting certain gifts to or from any person soliciting or doing business with the Company; (c) officers of the Company from serving as a director of any other company that is organized for profit without the written approval of the Nominating and Corporate Governance Committee; and (d) officers, directors or employees from having any material interest in a business that deprives the Company of any business opportunity or is in any way detrimental to the Company. Each officer and director must report all actual or potential conflicts of interest to the Nominating and Corporate Governance Committee. Directors must also comply with the conflict provisions relating to directors set forth in our Corporate Governance Guidelines and Board Charter and prescribed by the Business Corporations Act (Ontario) (the “OBCA”). The Nominating and Corporate Governance Committee will resolve all conflicts of interest involving officers or directors. If a conflict involves a member of the Nominating and Corporate Governance Committee, that committee will resolve the conflict only if there are two disinterested directors remaining on that committee. Otherwise, the matter will be resolved by the entire Board of Directors. If a significant conflict exists involving a director that cannot be resolved and cannot be waived, the director must resign. The Nominating and Corporate Governance Committee has the sole authority to waive provisions of our Code of Conduct and Ethics with respect to executive officers and directors in specific circumstances where it determines that such waiver is appropriate, subject to compliance with applicable laws and regulations. Any such waivers will be promptly disclosed to our shareholders to the extent required by applicable laws and regulations. 54 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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PROPOSAL 2 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION (“SAY ON PAY PROPOSAL”) What am I voting on? As required by Section 14A of the Exchange Act, we are requesting our shareholders to approve, on a non-binding, advisory basis, the compensation of our NEOs, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion set forth on pages 23 to 54 of this proxy statement. This non-binding advisory vote, commonly referred to as a “say-on-pay” vote, is not intended to address any specific item of compensation, but rather to address our overall approach to the compensation of our NEOs described in this proxy statement. Our Compensation Committee, which is responsible for designing and administering our executive compensation program, has designed our executive compensation program to provide a competitive and internally equitable compensation and benefits package that, among other objectives, reflects Company performance, job complexity and value of the position, while ensuring long-term retention, motivation and alignment with the long-term interests of our shareholders. We believe the compensation program for our NEOs has been instrumental in helping Waste Connections achieve strong financial performance and total shareholder returns. As illustrated below, our TSR over a longer term five-year period ending December 31, 2018, has outperformed the S&P 500, the TSX 60, the DJ Waste Index and our Peer Group Companies. In addition, 2018 was our 16th consecutive year of positive TSR. 5-YEAR TOTAL SHAREHOLDER RETURN 167.1% 68.3% 50.3% TSX 60 Waste DJ Waste S&P 500 -0.8% Connections Index As described in the section “Compensation Discussion and Analysis — Role of Independent Compensation Consultant; Comparison Group Compensation Data”, a review by the Compensation Committee’s independent compensation consultant in late 2017 concluded that, in aggregate, the Company’s targeted total direct compensation for the NEOs was aligned with the 25th percentiles of the Comparator Group. It was also noted that the Company’s annualized TSR was above the 75th percentile for all measurement periods between one and ten years when compared to the Comparator Group. In February 2019, after discussions with the Compensation Committee’s independent compensation consultant, the Compensation Committee reviewed the composition of the Comparator Group as a result of significant performance issues impacting certain companies within the Comparator Group and a merger between one peer group company. It again was noted, that the Company’s annualized TSR was at or above the 75th percentile for all measurement periods between one and ten years when compared to the updated comparator group. The following is a summary of some of the key points of our executive compensation program. We encourage you to carefully review the “Compensation Discussion and Analysis” beginning on page 23 of this proxy statement for additional details on our executive compensation, including the Company’s compensation philosophy and objectives, as well as the processes our Compensation Committee used to determine the structure and amounts of the compensation of our NEOs in fiscal 2018. We emphasize pay-for-performance. We believe a significant portion of our executive officers’ compensation should be variable and at risk and tied to our measurable performance. The Compensation Committee has designed our executive compensation program so that total compensation is earned largely based on attaining multiple, pre-established financial performance measures. We believe that our compensation program is strongly aligned with the long-term interests of our shareholders. We believe that equity awards comprised of RSUs and PSUs serve to align the interests of our executive officers with those of our long-term shareholders by encouraging long-term performance. As such, equity awards are a key component of our executive compensation program. We believe that we provide competitive pay opportunities that are intended to reflect best practices. The Compensation Committee periodically reviews our executive compensation program with the intent to provide competitive pay opportunities, reflect best practices and further align pay with performance. We include a performance-based threshold for our annual RSU grants. Our annual RSU awards contain an annual performance-based metric that the Company must meet before WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 55

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PROPOSAL 2 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION (“SAY ON PAY PROPOSAL”) such awards granted to its executive officers may be earned, with such grants then subject to a multi-year vesting period. We updated the performance-based metrics for our PSUs and increased their percentage of the total equity awards for our executives. Our PSUs contain three-year performance-based metrics for vesting hurdles to further enhance the existing link between executive compensation and Company performance. In 2017, the Company’s Compensation Committee revised the performance-based metrics for the PSUs, introduced a relative TSR modifier component, and increased the percentage of each executive and non-executive officer’s long-term performance-based equity compensation (relative to annual performance-based RSU awards) so that PSUs constituted at least 35% of normal annual equity compensation in 2018, an increase from 20% in previous years. We further enhanced the program in 2019 so that PSUs now constitute 50% of total equity compensation. Revised Share Ownership Guidelines. Our executive officers are expected to hold Common Shares with a value equal to a multiple of their base salaries, including five times base salary for our CEO. We are committed to having strong governance standards with respect to our compensation program, procedures and practices. The Compensation Committee periodically retains an independent compensation consultant to provide it with advice and guidance on the Company’s executive compensation program design and to evaluate our executive compensation. The Compensation Committee oversees and periodically assesses the risks associated with our Company-wide compensation structure, policies and programs to determine whether such programs encourage excessive risk taking. We also have adopted share ownership guidelines for the members of the Board of Directors and executive officers and anti-hedging/pledging policies. We are asking you to indicate your support for the compensation of our NEOs as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking you to vote, on a non-binding, advisory basis, “FOR” the following resolution at the Meeting: “RESOLVED, that the compensation paid to Waste Connections, Inc.’s (the “Company”) NEOs, as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth on pages 23 to 54 of the management information circular and proxy statement of the Company dated April _, 2019, is hereby approved.” While the results of this advisory vote are not binding, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for NEOs. The Say on Pay Proposal may be approved by the affirmative vote of a simple majority (50 percent plus one) of the Common Shares present, either in person or by proxy, and entitled to vote (meaning that at least a simple majority of the votes cast must be “FOR” the Say on Pay Proposal in order for it to be approved). You may either vote “FOR” or “AGAINST,” or you may “WITHHOLD” from voting on, the Say on Pay Proposal. If you “WITHHOLD” from voting on the Say on Pay Proposal, that will have the same effect as a vote “AGAINST” the Say on Pay Proposal because those shares are considered to be present and entitled to vote, but are not voted. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE SAY ON PAY PROPOSAL. 56 WASTE CONNECTIONS, INC. 2019 PROXY STATEMENT

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AUDIT MATTERS Audit Committee Report The Audit Committee has prepared the following report for the Company’s shareholders. The Audit Committee of the Company, whose chairman is Mr. Harlan and whose other members are Messrs. Hughes and Razzouk, met four times during 2018. The Audit Committee of the Company is composed of independent, non-employee directors and operates under a written charter adopted by the Board of Directors. Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for: (i) auditing the effectiveness of the Company’s internal control over financial reporting based on its audit; and (ii) performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the U.S. and issuing a report thereon. The Audit Committee’s responsibilities are to review the Company’s internal controls and the objectivity of its financial reporting, and to meet with appropriate financial personnel and the Company’s independent registered public accounting firm in connection with these reviews. The Audit Committee also reviews the professional services provided by the Company’s independent registered public accounting firm and reviews such other matters concerning the Company’s accounting principles and financial and operating policies, controls and practices, its public financial reporting policies and practices, and the results of its annual audit as the Audit Committee may find appropriate or as may be brought to the Audit Committee’s attention. In this context, the Audit Committee has met and held discussions with the Company’s management and its independent registered public accounting firm, and meets periodically with both the Company’s internal auditors and its independent registered public accounting firm without management present. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the U.S., and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firms. The Audit Committee discussed with the independent registered public accounting firms the matters required to be discussed by Public Company Accounting Oversight Board, or PCAOB, Auditing Standard No. 1301 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firms required by applicable requirements of the PCAOB regarding the independent registered public accounting firms’ communication with the Audit Committee concerning independence. The Audit Committee discussed with each independent registered public accounting firm that firm’s independence and considered the compatibility of non-audit services with the auditors’ independence. Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 14, 2019. This report is submitted on behalf of the Audit Committee. Michael W. Harlan, Chairman Larry S. Hughes William J. Razzouk WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 57

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PROPOSAL 3 APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Board of Directors requests that shareholders approve the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm until the close of the 2020 Annual Meeting of Shareholders of the Company. Grant Thornton LLP was appointed as the Company’s independent registered public accounting firm on March 24, 2017. We expect representatives of Grant Thornton LLP will be present at the Meeting, will be available to respond to appropriate questions at the Meeting and will have an opportunity to make a statement if they desire to do so. The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm may be approved by any one or more shareholders voting “FOR” the proposal (i.e., a plurality vote). For purposes of this proposal, votes cast at the Meeting include only those votes cast “FOR” the appointment of Grant Thornton LLP. You may either vote “FOR” or “WITHHOLD” your vote with respect to the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm. If you vote “FOR” the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm, your vote will be cast accordingly. If you select “WITHHOLD,” your vote will not be counted as a vote cast for purposes of appointing Grant Thornton LLP as the Company’s independent registered public accounting firm. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNTIL THE CLOSE OF THE 2020 ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The following tables set forth: (i) the fees billed for professional services rendered in 2018 and 2017 by Grant Thornton LLP; and (ii) the fees for professional services rendered in 2018 and 2017 by PricewaterhouseCoopers LLP. GRANT THORNTON LLP 2018 2017 Audit Fees $ 2,154,520 $ 2,122,774 Audit-Related Fees 1,450 1,200 Tax Fees 75,000 — All Other Fees — — TOTAL $ 2,230,970 $ 2,123,974 PRICEWATERHOUSECOOPERS LLP 2018 2017 Audit Fees $ 75,000 $ 75,000 Audit-Related Fees 137,500 — Tax Fees — 25,162 All Other Fees — — TOTAL $ 212,500 $ 100,162 58 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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Grant Thornton LLP Audit Fees consist of fees associated with both the audit of our consolidated financial statements and the audit of our internal control over financial reporting for fiscal years 2018 and 2017, including review of the consolidated financial statements included in documents filed with, or furnished to, the SEC and securities commissions or similar regulatory authorities in Canada, as applicable, consents, assistance with review of documents filed with, or furnished to, the SEC and securities commissions or similar regulatory authorities in Canada, as applicable, and accounting consultations, as well as out-of-pocket expenses incurred in the performance of audit services. Audit-Related Fees consist of fees associated with verifying the Company’s organizational composition. PricewaterhouseCoopers LLP Audit Fees consist of fees associated with consents and assistance with review of documents filed with, or furnished to, the SEC and securities commissions or similar regulatory authorities in Canada, as applicable. Audit-Related Fees consist of fees associated with comfort letters and assistance with review of documents filed with, or furnished to, the SEC and securities commissions or similar regulatory authorities in Canada, as applicable. Tax Fees consist of fees associated with tax compliance, advice and planning, which principally related to the Progressive Waste acquisition and other proposed acquisitions. The Audit Committee considers the services provided by Grant Thornton LLP and PricewaterhouseCoopers LLP described under “Audit-Related Fees”, “Tax Fees” and “All Other Fees” to be compatible with Grant Thornton LLP’s and PricewaterhouseCoopers LLP’s respective independence during the periods covered. Audit Committee Pre-Approval Policies and Procedures The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chairman of the Audit Committee authority to approve permitted services, provided that the chairman reports all approvals to the Audit Committee at its next meeting. All of the fees described above under “Audit Fees”, “Audit-Related Fees”, “Tax Fees” and “All Other Fees” in each of the above tables were approved by the Audit Committee, Old Waste Connections’ audit committee or Progressive Waste’s audit committee, as applicable. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 59

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PROPOSAL 4 APPROVAL OF A SPECIAL RESOLUTION EMPOWERING AND AUTHORIZING THE BOARD OF DIRECTORS TO FIX THE NUMBER OF DIRECTORS Pursuant to section 125(3) of the OBCA, if the Articles of a company provide for a minimum and maximum number of directors, the directors may, if a special resolution of shareholders so provides, fix the number of directors to be elected at an annual meeting. In addition, section 124(2) of the OBCA also provides that where a special resolution empowers directors to fix the number of directors in accordance with section 125(3) of the OBCA, the directors may appoint one or more directors between annual meetings, to hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total numbers so appointed may not exceed one-third of the number of directors elected at the previous annual meeting. The Articles of the Company provide for a minimum of 3 and a maximum of 10 directors. As discussed on page 11, in 2019, the Nominating and Corporate Governance Committee intends to engage a third-party search firm to assist with its search for potential new directors and ensure potential nominees include diverse candidates. Accordingly, the Board wishes to have the ability to invite such an individual to join the Board between shareholders’ meetings, without the need to create a vacancy, as this may restrict the Company’s ability to enhance the Board at the earliest opportunity. By adopting the proposed special resolution set forth below, it will be possible for the Board to more quickly take advantage of opportunities to augment the Board. At the same time, given the limitation on the number of directors who can be added from time to time between meetings and the expiry of the term of such directors at the next annual meeting, the shareholders maintain their control over the composition of the Board. For these reasons, shareholders are being asked to pass a special resolution to empower the directors to fix the number of directors to be elected from time to time within the minimum and maximum number of directors provided for in the Articles. Accordingly, we are asking you to vote “FOR” the following special resolution at the Meeting: “RESOLVED, as a special resolution of the shareholders of Waste Connections, Inc. (the “Company”) that: 1. in accordance with section 125(3) and section 124(2) of the Business Corporations Act (Ontario) and until otherwise determined by special resolution of the shareholders, the directors of the Company are hereby empowered and authorized to determine the number of directors of the Company to be elected at annual meetings of the Company within the minimum and maximum numbers provided for in the Company’s articles of amalgamation, as amended from time to time, and to appoint, between shareholder meetings and without shareholder approval, one or more additional directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, with the total number of directors so appointed not exceeding one third of the number of directors elected at the previous annual meeting of shareholders; and 2. any one director or officer of the Company is hereby authorized and directed, for and on behalf of the Company, to execute and deliver or cause to be executed and delivered, all such documents and instruments as are necessary or advisable to give effect to the foregoing resolutions and to perform or cause to be performed all such other acts and things as in such person’s opinion may be necessary or advisable to give full effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or doing of any such act or thing.” The proposal seeking approval of a special resolution empowering and authorizing the Board to fix the number of directors of the Company to be elected from time to time must be approved by the affirmative vote of at least two-thirds (2/3) of the votes cast by the shareholders, either in person or by proxy, at the Meeting. You may either vote “FOR” or “AGAINST” the proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 4. 60 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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PROPOSAL 5 SHAREHOLDER PROPOSAL The British Columbia Teachers’ Federation, on behalf of the B.C. Teachers’ Federation Canadian Equity Fund (collectively, the “BCTF”), 100-550 West 6th Avenue, Vancouver, BC V5Z 4P2, has submitted the following shareholder proposal to the Company for consideration at the Meeting: RESOLVED: Shareholders request that the Board of Directors disclose to shareholders by December 2019: (a) A formal, written diversity policy. (b) A report to shareholders, which outlines: the Board’s plans, timelines, process and activities for increasing representation of women on the Board of Directors and among executive officers; the gender composition at each level in the company; and, the company’s plans, timelines, process, and activities for increasing the representation of women, should any significant gender gaps be identified. SUPPORTING STATEMENT FROM THE BCTF: Gender diversity is a critical attribute of a well-functioning board, executive and workforce, and a measure of sound corporate governance. Competing in a global marketplace requires that companies recruit and promote individuals for leadership positions who will bring diverse perspectives to the decision-making process. Research has demonstrated that companies that have greater gender equality in board and executive leadership outperform their peers that do not. Similarly research finds that companies that attend to the recruitment and advancement of women into management attract more talented employees of any gender and report better employee engagement, innovation and productivity. Issuers in Canada are now required to annually disclose the number of women on their board and in executive officer positions, and any policies, plans and targets to increase the representation of women on the board and executive positions. The 2018 Canadian Securities Administrators Review of Disclosure regarding Women on Boards and in Executive Officer Positions found that among companies of comparable size to Waste Connections, Inc. (“Waste Connections”), women hold 25% of board seats. By contrast, Waste Connections has only one woman on the Board of Directors (14%) and one woman in an executive officer position (11%). The company has no policy, plans, or targets to improve this situation. Further, Waste Connections provides no information to shareholders about the gender composition of its workforce or any plans or programs to attract, retain and advance female talent. As long-term shareholders, we believe Waste Connections will benefit from establishing a clear plan to increase the representation of women on the Board, in executive officer positions and across the workforce. BOARD OF DIRECTORS STATEMENT AGAINST SHAREHOLDER PROPOSAL THE BOARD OF DIRECTORS OPPOSES PROPOSAL 5 AND RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 5 FOR THE FOLLOWING REASONS: As set out in more detail in the sections of this proxy statement entitled “Our Director Nomination Process”, “Executive Officer Diversity” and “Board Renewal; Board and Committee Performance Evaluation”, the Company takes matters of gender diversity very seriously and strives to create a diverse and inclusive workplace, which includes having highly qualified individuals from diverse backgrounds serve on the Board and our executive team. We believe that diversity in this sense requires a group of individuals that possess a balance of skills, experience, expertise and a diversity of perspectives that are relevant to the Company’s business and strategic objectives. The Board of Directors believes that the Board’s Nominating and Corporate Governance Committee (the “Governance Committee”) is best suited for identifying and recommending director nominees to the Board in accordance with the Company’s “Corporate Governance Guidelines and Board Charter” (the “Charter”) which was adopted on February 13, 2018 (a copy of which is available on the Company’s website). In accordance with the Charter, the Governance Committee nominates individuals that have the highest personal and professional ethics, integrity and values, are committed to representing the best interests of the Company, have an objective perspective, practical wisdom, mature judgment and expertise, and skills and knowledge useful to the oversight of the Company’s business. The Board has decided not to fix a WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 61

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target regarding representation of women at the Board level and does not currently have a written policy regarding the identification and nomination of women directors. Even though the Board has not fixed such a target or instituted such a written policy, the Company’s goal is to have a Board that represents diverse experiences at policy-making levels in business and other areas relevant to the Company’s activities, while encouraging a diversity of backgrounds, including with respect to gender, among Board members. Although the Company does not have a formal policy that specifies targets regarding the representation of women in executive officer positions, we believe that diversity - including gender diversity -is an important consideration in determining the makeup of our executive team. While we consider the level of representation of women in our executive team when making executive officer appointments, it is only one of a number of factors (which include leadership capabilities, mature judgment, merit, talent, experience, expertise and strategic/innovative thinking) that are considered in selecting the best candidates for executive officer positions. Accordingly, the Board of Directors believes Proposal 5 is unnecessary and would provide no benefit to the Company or our shareholders and that shareholders are better served by flexible policies that, as demonstrated since our founding in 1997, are effective in retaining and attracting highly effective directors and executive officers and strongly support an environment of continuous improvement and long-term shareholder value creation. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 5. 62 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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OTHER INFORMATION Section 16(a) Beneficial Ownership Reporting Compliance Based solely upon a review of reports on Forms 3, 4 and 5, and amendments to those reports, furnished to us during and with respect to fiscal year 2018 pursuant to Section 16 of the Exchange Act, and written representations from the executive officers and directors that no other reports were required, we believe that no executive officers, directors or beneficial owners of more than ten percent of a registered class of our equity securities were late in filing such reports during 2018. Directors’ and Officers’ Indemnity Insurance For the period from January 1, 2018 to December 31, 2018, the Company had insurance policies for its directors and officers and the directors and officers of the Company’s subsidiary entities. The aggregate limit of liability applicable to those insured directors and officers under the policies is $135 million, inclusive of costs to defend claims. Under the policies, the Company will have a $105 million limit of liability in reimbursement coverage to the extent that it has indemnified the directors and officers in excess of the retention of $1 million for each loss. The insured directors and officers also have a $30 million limit of liability designated to claims in which no indemnification is provided by the Company. The policies include coverage for claims under securities laws and insurance against any legal obligations to pay on account of any such claims. For the period from January 1, 2018 to December 31, 2018, the total premiums paid on all of the policies described in the foregoing paragraph totaled $590,478. Because the policies are subject to aggregate limits of liability, the amount of coverage may be diminished or exhausted by any claims made thereon. Also, continuity of coverage is contingent upon the availability of renewal insurance, or of replacement insurance without a retroactive date so as not to limit coverage for prior wrongful acts. There were no claims made under the foregoing policies during 2018. Furthermore, in fiscal 2018, no indemnity payments were paid or payable under the foregoing policies to directors or officers of the Company. Shareholder Proposals for 2020 Annual Meeting of Shareholders of the Company The Company is subject both to the rules of the SEC under the Exchange Act and the provisions of the OBCA with respect to shareholder proposals. As indicated under the OBCA and in the rules of the SEC under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the management information circular and proxy statement as compliance with applicable law is a prerequisite for inclusion. A shareholder proposal submitted pursuant to the rules of the SEC under the Exchange Act for inclusion in the management information circular and proxy statement distributed to shareholders prior to the 2020 Annual Meeting of Shareholders of the Company (other than in respect of the nomination of directors) must be received by the Company no later than December 6, 2019, and must comply with the requirements of Rule 14a-8 of the Exchange Act. The OBCA permits certain eligible shareholders and beneficial owners of shares to submit shareholder proposals (including proposals in respect of director nominations) to the Company, which proposals may be included in the Company’s proxy materials. To be considered for inclusion in the proxy materials for the 2020 Annual Meeting of Shareholders of the Company, any such shareholder proposal under the OBCA must be received by the Company at least 60 days before the anniversary date of the last annual meeting of shareholders (such anniversary date being May 17, 2020). Written requests for inclusion of a shareholder proposal pursuant to the rules of the SEC under the Exchange Act or pursuant to the OBCA should be addressed to the address set forth on the first page of this proxy statement. The proposal should be sent to the attention of our Senior Vice President, General Counsel and Secretary. Shareholder proposals regarding the nomination of candidates for election as directors must also comply with the advance notice provisions of the Company’s By-law No. 1. See “Our Director Nomination Process” above for a discussion of the procedure regarding shareholder nominations of persons for election to the Board of Directors. Shareholders wishing to put forward a proposal or to nominate a director for election should carefully review the relevant provisions of the Exchange Act, the OBCA and the Company’s By-law No. 1. The chairman of the meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT 63

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OTHER INFORMATION Availability of Documents; Annual Report to Shareholders on Form 10-K Availability of Documents; Annual Report to Shareholders on Form 10-K Our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC and the securities commissions or similar regulatory authorities in Canada, and the exhibits filed with it, are available on the Company’s web site at http://wasteconnections.investorroom.com, on SEDAR at www.sedar.com, on EDGAR at www.sec.gov, and in print, free of charge, to any shareholder who requests in writing a copy by contacting our Secretary or Investor Relations at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. Financial information relating to the Company is included in the Company’s Audited Consolidated Financial Statements for the fiscal year ended December 31, 2018, and the Management’s Discussion and Analysis related thereto and contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Upon written request by any shareholder to the Company’s Secretary at the Company’s address listed on the first page of this proxy statement, a copy of our 2018 Form 10-K, without exhibits, will be furnished without charge, and a copy of any or all exhibits to our 2018 Form 10-K will be furnished for a fee which will not exceed our reasonable expenses in furnishing the exhibits. Additional information relating to the Company may be found on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Other Business The Board of Directors knows of no other matters that will be presented for consideration at the Meeting. It is important that the proxies are submitted promptly and that your Common Shares are represented. You are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope or submit your proxy pursuant to instructions you receive from your bank or broker, by using the Internet or your telephone. Approval The Board of Directors of the Company has approved the contents of this proxy statement and its sending to the shareholders. By Order of the Board of Directors, Patrick J. Shea Senior Vice President, General Counsel and Secretary April _, 2019

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APPENDIX A CORPORATE GOVERNANCE GUIDELINES AND BOARD CHARTER February 13, 2018 The Board of Directors (the “Board”) of Waste Connections, Inc., an Ontario corporation (the “Company”), acting on the recommendation of the Nominating and Corporate Governance Committee, has adopted these Corporate Governance Guidelines and Board Charter to promote the effective functioning of the Board and its committees (the “Committees”), to promote the interests of the Company as a whole and to ensure a common set of expectations concerning how the Board, its Committees and management should perform their respective functions. In this Corporate Governance Guidelines and Board Charter, “applicable securities laws” refer to: (a) the United Stated Securities Act of 1933, the United States Securities and Exchange Act of 1934 and any rules or regulations thereunder and any applicable state securities laws; (b) the Securities Act (Ontario) and the equivalent thereof in each province and territory of Canada in which the Company is a “reporting issuer” or the equivalent thereof, together with the regulations, rules and blanket orders of the securities commission or similar regulatory authority in each of such jurisdictions; and (c) the rules of the New York Stock Exchange and the Toronto Stock Exchange, to the extent that any securities of the Company are listed on such exchange. 1. Role of the Board and Management. The Company’s business is conducted by its employees, managers and officers, under the direction of the Chief Executive Officer and the oversight of the Board, to enhance the long-term value of the Company for its shareholders. The Board is elected by the shareholders to oversee management and to act in the best interests of the Company as a whole. Both the Board and management recognize that the long-term interests of the Company and shareholders are advanced by responsibly addressing the concerns of other stakeholders and interested parties, including employees, recruits, customers, suppliers, communities in which the Company operates, government officials and the public at large. 2. Functions of the Board. The Board has five scheduled meetings each year, at which it reviews and discusses reports by management on the Company’s performance, business and prospects, as well as immediate issues facing the Company, and reviews and approves, as applicable, the annual and interim financial statements of the Company. 3. Selection of Chairman of the Board and Chief Executive Officer. The Board shall select its Chairman and the Company’s Chief Executive Officer in any way it considers to be in the best interests of the Company. The Board has determined that the Company is best served by having Ronald J. Mittelstaedt, the Company’s current Chief Executive Officer, also serve as Chairman of the Board. In the event that Mr. Mittelstaedt no longer serves as both Chairman and Chief Executive Officer, it is the Board’s policy that the positions of Chairman and Chief Executive Officer be held by separate persons. When the Chairman is an affiliated director or otherwise not independent under applicable securities laws, a member of the Company’s management, or when the independent directors determine that it is in the best interests of the Company, the independent directors will appoint from among themselves a Lead Independent Director. The Lead Independent Director will: (a) preside at all meetings of the Board at which the Chairman is not present, (b) preside over each meeting of non-management directors, (c) have the authority to call meetings of non-management directors, (d) help facilitate communication between the Chairman/CEO and the non-management directors, (e) advise with respect to the Board’s agenda, (f) ensure that the Board is able to function independently of management; (g) serve as the leader of the Board on matters of corporate governance; and (h) if requested by major shareholders, ensure his or her availability for direct communication. If the Chairman is an independent director, then the duties for the Lead Independent Director described above shall be part of the duties of the Chairman. 4. Board Committees. The Board has established the following standing Committees to assist it in discharging its responsibilities: (a) Audit; (b) Compensation; (c) Nominating and Corporate Governance; and (d) Executive. The current charters of the Audit, Compensation and Nominating and Corporate Governance Committees are published on the Company’s website and will be provided to shareholders on written request. Members of each of these Committees (including the Committee Chairs) are appointed by the Board and may be removed by the Board in its discretion. The Committee Chairs report the highlights of their meetings to the Board following each meeting of their respective Committees. The Committees may hold meetings in conjunction with the Board. Each of the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee will be independent under applicable securities laws. The Company will afford access to the Company’s employees, professional advisers and other resources, if needed, to enable Committee members to carry out their responsibilities. The Board may, from time to time, establish additional committees. 5. Selection of Directors. The Board’s Nominating and Corporate Governance Committee shall be responsible for identifying qualified individuals to become Board members and selecting or recommending to the Board director nominees for each meeting of the shareholders at which one or more directors will be elected and for vacancies the Board chooses to fill. 6. Qualifications of Directors. Directors must have the highest personal and professional ethics, integrity and values. They must be committed to representing the best interests of the Company. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT A-1

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They must have an objective perspective, practical wisdom, mature judgment and expertise, skills and knowledge useful to the oversight of the Company’s business. The Company’s goal is a Board that represents diverse experiences at policy-making levels in business and other areas relevant to the Company’s activities, while encouraging a diversity of backgrounds, including with respect to gender, among the Company’s Board members. Directors should be committed to serving on the Board for an extended period. Directors should offer their resignation if there is any significant, detrimental change in their personal or professional circumstances, including a change in their principal job responsibilities. Each director should be sufficiently familiar with the business of the Company to ensure active participation in the deliberations of the Board and each Committee on which the director serves. On request, management will make appropriate personnel available to answer any questions a director may have about any aspect of the Company’s business. All directors shall be free to contact the Chief Executive Officer at any time to discuss any aspect of the Company’s business, and shall have complete access to other employees of the Company. The Company values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that these boards and activities may present demands on a director’s time and availability. Therefore, directors who also serve as chief executive officers or in equivalent positions at any company should not serve on more than two Boards of public companies in addition to the Company’s Board, and other directors should not serve on more than four other Boards of public companies in addition to the Company’s Board. The Company does not believe that arbitrary term limits on director’s service are appropriate, nor does it believe that directors should expect to be re-nominated at the end of each term until they retire. The Board’s self-evaluation process described below is an important factor in determining a Board member’s tenure. No director who is over the age of 75 at the expiration of his or her current term may be nominated to a new term. Notwithstanding the foregoing, as part of the Nominating and Corporate Governance Committee’s regular evaluation of the Company’s directors and the overall needs of the Board, the Nominating and Corporate Governance Committee may determine that it would be in the best interests of the Company to ask a director to remain on the Board for an additional period of time beyond age 75, or to stand for re-election even if such director is over the age of 75. Such determination must be renewed annually. 7. Independence Standards. A majority of the Board must be independent, within the meaning of: (a) Section 1.4 of National Instrument 52-110 of the Canadian Securities Administrators; and (b) Section 303A.02 of the Listed Company Manual of the New York Stock Exchange, in each case as such rules may be amended or replaced. For a director to be considered independent, the Board must determine that the director has no material relationship with the Company, provided that the direct or indirect ownership of any amount of the Company’s shares will not be deemed to constitute a material relationship. The Board will review all relationships to assess whether any of them is a material relationship so as to impair that director’s independence. The Board will review annually whether its members satisfy applicable independence tests before any member stands for re-election to the Board. The Company will not make any personal loans or extend credit to any director or officer, other than those expressly permitted under applicable laws. All such arrangements must be approved in advance and administered by the Compensation Committee. No independent director or his or her immediate family member may provide personal services to the Company for compensation, other than as permitted under applicable securities laws. 8. Independence of Committee Members. In addition to the general requirements for independent Board members described above, members of the Audit Committee must also satisfy the additional independence requirements of: (a) National Instrument 52-110 of the Canadian Securities Administrators; (b) the rules of the New York Stock Exchange; and (c) Rule 10A-3 of the Securities Exchange Act of 1934, which, among other things, prohibit a member of the Audit Committee (other than in his capacity as a member of the Audit Committee, the Board or any other committee of the Board) from receiving any compensatory fees from or being an affiliated person of the Company or any of its subsidiaries. The Board will also apply this additional requirement, as well as any additional requirements mandated by applicable securities laws, to members of the Compensation and Nominating and Corporate Governance Committees. Additionally, members of the Compensation Committee must qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder. 9. Competitive Interlocks. In accordance with United States federal antitrust laws, no director may serve on the Board of any company that competes with the Company, if either company derives a statutorily specified amount of revenues from providing services that both companies offer in markets in which both companies are active. To facilitate compliance with these laws, all directors must (a) inform the Company of all companies that they serve as directors, (b) inform the Company before joining any other board and obtain the approval of the Nominating and Corporate Governance Committee before joining any other for-profit board and (c) carefully monitor the activities of companies in which they participate to anticipate interlocks. 10. Size of the Board. Subject to the articles of the Company, the Board determines the number of directors. The Board believes that, given the size of the Company, seven is an appropriate number of directors. 11. Director Responsibilities. Directors must perform the roles and functions described in these guidelines and the charters of all Committees on which they serve. They must devote sufficient time and resources to carry out their duties and responsibilities effectively. They must make every effort to attend each meeting of the Board and all Committees on which they serve, and they must review all materials distributed to them in advance of each such meeting. In discharging responsibilities as a director, a director A-2 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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is entitled to rely in good faith on reports or other information provided by the Company’s management, independent auditors, and other persons as to matters the director reasonably believes to be within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. Attendance by telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously may be used to facilitate a director’s attendance. Directors must comply with all applicable laws, including the applicable securities laws and, with respect to their activities relating to the Company, the Business Corporations Act (Ontario) (the “OBCA”). 12. Meetings of Non-Management Directors; Presiding Director. At each regularly scheduled meeting of the Board, the non-management directors shall also meet separately, without management present. The Lead Independent Director will preside at such meetings. The non-management directors may also meet without management present at other times as determined by the Lead Independent Director. The non-management directors include all directors who are not management employees of the Company, whether or not they are “independent,” as defined in these Guidelines. If the Chairman is an independent director, then the duties for the Lead Independent Director described above shall be part of the duties of the Chairman. 13. Agendas. The agenda for each Board meeting shall be established by the Chairman and Chief Executive Officer. Any Board member may suggest the inclusion of additional subjects on the agenda. The agenda for each Committee shall be established by the Chair of each Committee, in consultation with appropriate members of the Committee, advisors and management. Unless a Committee expressly determines otherwise, the agenda, materials and minutes for each Committee meeting shall be available to all directors, and all directors shall be free to attend any Committee meeting, except that management directors may not participate in meetings of the Board or its Committees that are held in executive session. All directors, whether or not members of the Committee, shall be free to make suggestions to a Committee Chair for additions to the agenda of the Chair’s Committee or to request that an item from a Committee agenda be considered by the Board. 14. Ethics and Conflicts of Interest. The Board expects the Company’s directors, officers and employees to act ethically at all times and to adhere to the Company’s Code of Conduct and Ethics. The Nominating and Corporate Governance Committee will resolve all conflicts of interest involving any officer or director; however, if a conflict involves a member of the Nominating and Corporate Governance Committee, and there are not at least two other members of that Committee who are not involved in the conflict, then the Board will resolve that conflict. Directors must promptly disclose actual or potential conflicts of interest to the Nominating and Corporate Governance Committee and to the Board as required by the OBCA. Such disclosure must be made prior to any Board meeting at which transactions or issues relating to the actual or potential conflict will be addressed. If a significant conflict exists that cannot be resolved, the director must resign. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests, or otherwise as required by the OBCA. 15. Compensation of Board. The Compensation Committee is responsible for recommending to the Board the compensation and benefits for non-management directors. The Committee will be guided by three principles: (a) the compensation should fairly pay non-management directors for the work required in light of the Company’s size and scope; (b) compensation should align the directors’ interests with the long-term best interests of the Company; and (c) the structure of the compensation should be simple, transparent and easy for shareholders to understand. At the end of each year, the Compensation Committee will review non-management director compensation and benefits. 16. Self-Evaluation. The Board and each Committee will perform an annual self-evaluation. Annually, the directors will be asked to provide their assessments of the effectiveness of the Board and the Committees on which they serve. Such assessments will address, at a minimum, the effectiveness and adequacy of meetings of the Board and its Committees, the adequacy and timeliness of information provided to the Board by the Company’s management, the diversity of experience of individual directors and the contributions of each director. 17. Succession Plan. The Board will approve and maintain a succession plan for the chief executive officer and other senior executives, based on recommendations from the Compensation Committee. Such plan will include policies and principles for selecting and evaluating a new chief executive officer in the event of an emergency or retirement of the chief executive officer. 18. Access to Independent Advisors. The Board and its Committees have the authority at any time to retain independent outside financial, legal or other advisors. 19. Director Orientation and Education. The General Counsel and the Chief Financial Officer will provide an orientation for new directors, and periodically provide materials or briefing sessions for all directors on subjects relevant to their discharge of their duties. Each new director, within six months of election to the Board, will spend a day at the Company’s corporate headquarters for a personal briefing by senior management about the director’s legal and ethical responsibilities; the Company’s strategic plans, principal operating risks and financial statements; the material factors that affect the Company’s performance; the operation, significance and effects of incentive compensation programs and related party transactions; and other key policies and practices. 20. Majority Voting Policy. Each director of the Company must be elected by a majority of the votes cast with respect to his or her election, other than at a meeting of shareholders at which the number of directors nominated for election is greater than the number of seats available on the Board (a “Contested Election”). The forms of proxy circulated in connection with a meeting of the Company’s shareholders that is not a Contested Election shall provide the Company’s shareholders with the ability to vote in favour of, or to withhold from voting for, each director nominee. In the event one or more incumbent directors fails to receive the affirmative vote of a majority of the votes cast with respect to his or her election at a meeting of shareholders that is not a Contested Election (each, a “Subject Director”), the Subject Director must immediately tender his or her resignation to the Board. A “majority of the votes cast” means that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes cast with respect to that director’s WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT A-3

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election shall include votes to withhold authority, but shall exclude abstentions, broker non-votes, and failures to vote with respect to that director’s election. In a Contested Election, a plurality vote standard will apply. Following the receipt of a resignation from a Subject Director, either (i) the Nominating and Corporate Governance Committee of the Board or (ii) if one or more of the members of the Nominating and Corporate Governance Committee is a Subject Director or the Board determines that any decision to be made with respect to a Subject Director should be made by a committee of the Board other than the Nominating and Corporate Governance Committee, a committee consisting solely of Independent Directors (as defined below) who are not Subject Directors (the committee described in clause (i) or (ii) of this sentence, the “Committee”), will make a determination as to whether to recommend that the Board accept or reject any resignation of a Subject Director. The Committee would be expected to recommend that the Board accept the resignation of a Subject Director absent exceptional circumstances. As used herein, the term “Independent Director” means a director who complies with the “independent director” requirements set forth in Section 7. The Board will make a determination, having considered the recommendation of the Committee, as to whether to accept or reject any resignation of a Subject Director within ninety (90) days from the date of the relevant shareholders’ meeting and shall notify the Subject Director of its decision. A Subject Director will not participate in any meeting of the Board, the Committee or any other committee of the Board at which the Subject Director’s resignation is considered. The Board shall accept the resignation of a Subject Director absent exceptional circumstances and the resignation shall be effective when accepted by the Board. The Company shall promptly issue a news release with the Board’s decision, a copy of which must be provided to any exchange on which the Company’s securities are listed and filed with the Canadian securities commission or similar regulatory authority in each province and territory of Canada in which the Company is a “reporting issuer” or the equivalent thereof and the United States Securities and Exchange Commission. If the Board determines not to accept the resignation of a Subject Director, the news release must fully state the reasons for the Board’s decision. In considering the resignation of a Subject Director, the Board may consider all factors it considers relevant, including (i) the reasons that it believes are the reasons a majority of the votes cast at the meeting were voted “against” the Subject Director’s election, (ii) whether the underlying cause or causes of the “against” votes are curable, (iii) the factors, if any, set forth in these Corporate Governance Guidelines and Board Charter or other policies that are to be considered by the Nominating and Corporate Governance Committee in evaluating potential candidates for the Board as such criteria relate to each Subject Director, (iv) the length of service of each Subject Director, (v) each Subject Director’s contributions to the Company, (vi) whether acceptance of any resignation would lead to a “change of control” of the Company as determined pursuant to any Company financing or other material agreement, (vii) whether acceptance of any resignation would lead to a default under any material agreement to which the Company or any of its subsidiaries is a party or otherwise bound, or to the Company’s failure to comply with any applicable rule or regulation (including applicable securities laws), and (viii) whether acceptance of the resignation would cause the Company not to be in compliance with the requirements of the OBCA concerning the Company having a minimum number of directors who are Canadian residents. In the event that any Subject Director does not tender his or her resignation in accordance with this Policy, he or she will not be re-nominated by the Board or the Company for re-election. A-4 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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APPENDIX B SUMMARY OF THE 2016 INCENTIVE AWARD PLAN The 2016 Incentive Award Plan (the “Plan”) was adopted by the Board of Directors (the “Board”) of Waste Connections, Inc. (the “Company”) on June 1, 2016. The Plan became effective on the date of its adoption by the Board. Certain house-keeping amendments were made to the Plan effective July 24, 2017. The Plan was further amended and restated effective July 24, 2018. The purpose of the Plan is to provide a means for the Company and any subsidiary, through the grant of awards authorized under the Plan, to attract and retain persons of ability as employees, directors and consultants and to motivate such persons to exert their best efforts on behalf of the Company and any subsidiary. The Plan authorizes discretionary grants of share options, warrants, restricted shares, restricted share units, deferred share units, performance awards, dividend equivalents, and share payments to selected employees (including officers) and consultants of the Company or a subsidiary and to members of the Board. The Employee Retirement Income Security Act of 1974 does not govern the Plan. In addition, the Plan does not qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Because this is a summary, it does not contain all the information that may be important to you. To the extent any provision of this summary is inconsistent with the terms of the Plan, the Plan will prevail. You may obtain a copy of the Plan and additional information about the Plan, without charge, by written or oral request to us: Waste Connections, Inc. 3 Waterway Square Place, Suite 110 The Woodlands, Texas 77380 USA Tel.: (832) 442-2200 Attention: Senior Vice President, General Counsel and Secretary Email: pats@wcnx.org Securities Subject to the Plan Under the terms of the Plan, the aggregate number of Common Shares that may be subject to options and other awards is 7,500,000 Common Shares (not including any Common Shares purchased on the open market). The Common Shares covered by the Plan may be authorized but unissued Common Shares in the capital of the Company. Any shares (i) tendered or withheld to satisfy the exercise price of an option or purchase price of a warrant, (ii) tendered or withheld to satisfy the tax withholding obligation with respect to any award, and (iii) reserved for issuance on the exercise of any options or warrants which are settled for cash proceeds instead of through the issuance of Common Shares upon the exercise of such options or warrants, will not be returned or re-added to the shares authorized for grant under the Plan. However, any Common Shares repurchased by the Company prior to vesting at the same price paid by the participant so that such Common Shares are returned to the Company will again be available for awards under the Plan, and the payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against Common Shares available for issuance under the Plan. To the extent permitted by applicable law or any exchange rule, substitute awards shall not reduce the Common Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, subject to any approval required from any share exchange on which the Common Shares are listed, the shares remaining available for issuance pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common shares of the entities party to such acquisition or combination) may be used for awards under the Plan and shall not reduce the Common Shares authorized for grant under the Plan; provided that awards using such available Common Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its subsidiaries immediately prior to such acquisition or combination. The maximum number of Common Shares that may be subject to one or more awards granted to any one participant pursuant to the Plan during any calendar year is 750,000, the maximum number of Common Shares that may be subject to one or more share options granted to any one participant pursuant to the Plan during any calendar year is 750,000, the maximum number of Common Shares that may be subject to one or more warrants granted to a participant pursuant to the Plan during any calendar year is 375,000, the maximum amount that may be paid to any one participant in cash during any calendar year with respect to awards payable in cash is U.S. $7,500,000, the aggregate number of Common Shares issuable to insiders (as defined by the Toronto Stock Exchange) pursuant to the Plan or any other security-based compensation arrangements of the Company and its subsidiaries shall not exceed ten percent (10%) of the WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT B-1

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issued and outstanding Common Shares, and during any one (1)-year period, the aggregate number of Common Shares issued to insiders under the Plan or any other security-based compensation arrangements of the Company and its subsidiaries shall not exceed ten percent (10%) of the issued and outstanding Common Shares. In addition, notwithstanding any other incentive compensation plan of the Company or any of its subsidiaries, or any other compensatory policy or program of the Company applicable to its non-employee directors (collectively, the “Director Programs”), the sum of (A) the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards and any other security-based awards granted under the Director Programs (other than with respect to compensation described in subsection (B) below) to such director during such calendar year, subject to a maximum fair value of Cdn. $150,000 per calendar year (excluding the fair value of any awards and any other security-based awards granted under the Director Programs issued in lieu of cash fees, where the applicable award has the same value as such cash fees, a one-time grant to a new director upon joining the Board, and any awards settled only in cash); and (b) the aggregate cash value of such director’s retainer, meeting attendance fees, committee assignment fees, lead director retainer, committee chair and member retainers and other Board fees related to service on the Board or committee(s) of the Board that are initially denominated as a cash amount or any other property, other than Common Shares or securities of the Company (whether paid currently or on a deferred basis or in cash or other property), for such calendar year, for any individual, non-employee director for any calendar year beginning on or after January 1, 2016 shall not exceed U.S. $350,000 (or U.S. $700,000 for any non-employee director in the director’s first year of service or for any calendar year that such director serves as non-executive chair of the Board). Any Common Shares distributed pursuant to an award may consist, in whole or in part, of authorized and unissued Common Shares or Common Shares purchased on the open market, provided that, notwithstanding any provision in the Plan to the contrary, all options and warrants granted to Canadian participants shall be settled by way of the issuance of previously unissued Common Shares from treasury of the Company. Except where an award is explicitly required to be settled in Common Shares, no participant has any right to demand, be paid in, or receive Common Shares in respect of any award. Administration The Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee (the “Committee”), shall administer the Plan. To the extent necessary to comply with Rule 16b-3 of the Exchange Act, and with respect to awards that are intended to be performance-based compensation, including options or warrants, then the Committee (or another committee or subcommittee of the Board assuming the functions of the Committee under the Plan) shall take all action with respect to such awards, and the individuals taking such action shall consist solely of two or more directors of the Company who are not employees (the “Non-Employee Directors”) appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “outside director” for purposes of Section 162(m) of the Code (“Section 162(m)”). Additionally, to the extent required by applicable law, each of the individuals constituting the Committee shall be an “independent director” under applicable law and the rules of any securities exchange or automated quotation system on which the Common Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to awards granted to Non-Employee Directors and, with respect to such awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by the Plan. Duties and Powers of Committee It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of award granted under the Plan and pursuant to which such type of award may be granted under the Plan (the “Program”) and any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an award, including through electronic medium, which shall contain such terms and conditions with respect to an award as the Administrator shall determine consistent with the Plan (the “Award Agreement”), and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the participant that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent B-2 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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of the participant is obtained or such amendment is otherwise permitted under the Plan. Any such grant or award under the Plan need not be the same with respect to each participant. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m), or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Common Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee. Authority of Administrator “Administrator” means the entity that conducts the general administration of the Plan as provided in the Plan. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties. Subject to the Company’s bylaws, the Committee’s Charter, the rules of any securities exchange or automated quotation system on which the Common Shares are listed, quoted or traded, any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to: designate eligible individuals to receive awards; determine the type or types of awards to be granted to each eligible individuals; determine the number of awards to be granted and the number of Common Shares to which an award will relate; determine the terms and conditions of any award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an award, based in each case on such considerations as the Administrator in its sole discretion determines; determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise price of an award may be paid in cash, Common Shares, other awards, or other property, or an award may be canceled, forfeited, or surrendered; prescribe the form of each Award Agreement, which need not be identical for each participant; decide all other matters that must be determined in connection with an award; establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and accelerate wholly or partially the vesting or lapse of restrictions of any award or portion thereof at any time after the grant of an award, subject to whatever terms and conditions it selects and the Plan. Eligibility Persons eligible to participate in the Plan include selected employees (including officers), consultants of the Company or a subsidiary of the Company and directors, as determined by the Committee. Options Options include (A) in respect of a U.S. participant, an option to acquire one Common Share, awarded under the Plan, that is not intended to qualify as an “incentive share option” within the meaning of Section 422 of the Code, and (B) in respect of a Canadian participant, an option to acquire one Common Share awarded under the Plan. Each option granted shall be evidenced by an Option Agreement in substantially the form as may be approved by the Administrator, which Option Agreement shall specify the term for which the option thereunder is granted and shall provide that such option shall expire at the end of such term. Each Option Agreement shall specify the exercise price per Common Share, as determined by the Administrator at the time the option is granted, which exercise price shall in no event be less than the fair market value per Common Share on the date of grant. Warrants Each warrant granted shall be evidenced by a Warrant Agreement in substantially the form as may be approved by the Administrator. Each Warrant Agreement shall specify the term for which the warrant thereunder is granted and shall provide that such warrant shall expire at the end of such term. Each Warrant Agreement shall specify the purchase price per share, as determined by the Administrator at the time the warrant is granted, which purchase price shall in no event be less than the fair market value per share on the date of grant. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT B-3

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Restricted Shares Restricted shares are Common Shares awarded under the Plan in accordance with the terms and conditions of the Plan which are subject to forfeiture or buyback by the Company over the restriction period. Each restricted share award shall be evidenced by a Restricted Share Agreement in substantially the form as may be approved by the Administrator. The restricted shares shall entitle the restricted share participant to receive restricted shares, which are subject to forfeiture until the end of the restriction period. The Administrator shall have the discretionary authority to authorize restricted share awards and determine the restrictions or restriction period for each such restricted share award. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the participant’s duration of employment, directorship or consultancy with the Company, the performance criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the restricted shares are issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such restricted shares by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement. Restricted shares may not be sold or encumbered until all restrictions are terminated or expire. Restricted Share Units A restricted share unit is a unit credited by means of a bookkeeping entry on the books of the Company, awarded pursuant to the Plan, representing the right to receive a cash payment or its equivalent in Common Shares (or a combination) upon the attainment of designated performance milestones or the completion of a specified period of employment or service with the Company or any subsidiary or upon a specified date or dates following the attainment of such milestones or the completion of such service period. Each restricted share unit award shall be evidenced by a Restricted Share Unit Agreement in substantially the form or forms as may be approved by the Administrator. The restricted share units subject to a restricted share unit award shall entitle the restricted share unit participant to receive the payment underlying those restricted share units upon the attainment of designated performance goals, including but not limited to one or more performance criteria, Company performance, individual performance, the satisfaction of specified employment or service requirements, upon the expiration of a designated time period following the attainment of such goals or the satisfaction of the applicable service period or other specific criteria, in each case, subject to the Plan, on a specified date or dates or over any period or periods, as determined by the Administrator. Except for restricted share units granted to a Canadian employee participant, the Administrator may provide the restricted share unit participant with the right to elect the issue date or dates for the Common Shares which vest under his or her restricted share unit award. Subject to the Plan, the issuance of vested Common Shares under the restricted share unit award may be deferred to a date following the termination of the restricted share unit participant’s employment or service with the Company and its subsidiaries. Like restricted shares, restricted share units may not be sold, or otherwise transferred or hypothecated. Common Shares underlying restricted share units will not be issued until the restricted share units have vested and the Company elects to transfer Common Shares to the participant, and recipients of restricted share units will have no voting or dividend rights prior to the time when vesting conditions are satisfied and the underlying Common Shares are transferred to the recipient. Deferred Share Units A deferred share unit is a unit credited by means of a bookkeeping entry on the books of the Company, awarded to a director pursuant to the Plan, representing the right to receive a cash payment or its equivalent in Common Shares (or a combination thereof) on the applicable deferred share unit settlement date, which is the third business day following the earliest time of: (i) the director’s death; or (ii) the latest time that the director ceases to be an employee, officer or director of the Company and any affiliate (within the meaning of that term in paragraph 8 of Interpretation Bulletin IT-337R4, Retiring Allowances [Consolidated], or any successor publication thereto). Each deferred share unit award shall be evidenced by a Deferred Share Unit Agreement in substantially the form or forms as may be approved by the Administrator. Dividend Equivalents Dividend equivalents are rights to receive the equivalent value (in cash or shares) of dividends paid on Common Shares. They represent the value of the dividends per share paid by the Company, if any, calculated with reference to the number of Common Shares that are subject to any award held by the participant, except that no dividend equivalents may be payable with respect to options or warrants granted under the Plan. Dividend equivalents that are granted by the Administrator are credited as of dividend payment dates with respect to record dates that occur during the period between the date an award is granted to a participant and the date such award vests, is exercised, is distributed or expires, as determined by the Administrator. B-4 WASTE CONNECTIONS, INC. | 2019

PROXY STATEMENT

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Performance Awards Any award under the Plan may be issued as a performance award that is earned based on the attainment of performance criteria or performance goals, including performance awards in the form of a cash bonus award, share bonus award, performance award or incentive award that is paid in cash, Common Shares or a combination of both, which is payable upon the attainment of performance goals. The Committee, in its sole discretion, may determine at the time an award is granted or at any time thereafter whether such award is intended to qualify as performance-based compensation. The Administrator is authorized to grant performance awards, including awards of performance share units, to any eligible individual and to determine whether such performance awards shall be performance-based compensation; provided that such awards granted to Canadian participants shall also have the terms and conditions specified in the Plan. For periods prior to January 1, 2018, the Administrator may grant performance awards to U.S. participants who are or may be “covered employees,” as defined in Section 162(m), that are intended to be “performance-based compensation” within the meaning of Section 162(m) in order to preserve the deductibility of these awards for U.S. federal income tax purposes. Share Payments A share payment is a payment in the form of Common Shares. The number or value of shares of any share payment will be determined by the Administrator and may be subject to a vesting schedule or other conditions or criteria determined by the Administrator. Share payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. Foreign Holders For purposes of complying with the laws in countries other than Canada or the United States in which the Company and its subsidiaries operate or have employees, Non-Employee Directors or consultants, or in order to comply with the requirements of any securities exchange outside Canada or the United States, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which subsidiaries shall be covered by the Plan; (ii) determine which eligible individuals outside Canada and the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any award granted to eligible individuals outside Canada and the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/ or modifications shall increase the share limitations contained in the Plan; and (v) take any action, before or after an award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no awards shall be granted, that would violate applicable law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than Canada and the United States or a political subdivision thereof. Non-Employee Director Award The Administrator, in its sole discretion, may provide that awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of award(s) to be granted to Non-Employee Directors, the number of Common Shares to be subject to Non-Employee Director awards, the conditions on which such awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its sole discretion. Additional Terms and Conditions Awards will be subject to such additional terms and conditions as determined by the Administrator, consistent with the Plan. Each award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such award, which may include the term of the award, the provisions applicable in the event of the participant’s termination of continuous status as an employee, director or consultant, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an award. Award Agreements evidencing awards intended to qualify as performance-based compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m). WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT B-5

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Payment Methods Subject to the provisions of any particular award, the Administrator will determine the methods by which payments by any award holder with respect to any awards granted under the Plan may be made, including without limitation: (1) cash or check, (2) Common Shares (including, in the case of payment of the exercise price of an award, Common Shares issuable pursuant to the exercise of the award, provided that Canadian employee participants shall not be entitled to pay the exercise price of options with any Common Shares issued pursuant to the exercise of an option or warrant in the preceding two (2) year period) or Common Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a fair market value on the date of delivery equal to the aggregate payments required, (3) the delivery of a notice that the award holder has placed a market sell order with a broker acceptable to the Company with respect to Common Shares then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale or (iv) other form of legal consideration acceptable to the Administrator in its sole discretion. The Administrator shall also determine the methods by which Common Shares shall be delivered or deemed to be delivered to participants. Notwithstanding any other provision of the Plan to the contrary, no participant who is a director or an “executive officer” of the Company within the meaning of either the OSA or Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a subsidiary or a loan arranged by the Company or a subsidiary in violation of Section 13(k) of the Exchange Act. Only whole Common Shares may be purchased or issued pursuant to an award. No fractional shares will be issued under the Plan and the Administrator will determine whether cash will be provided in lieu of fractional shares or whether such fractional shares will be eliminated by rounding down. Forfeiture and Claw-Back Provisions The Administrator may provide or require a participant to agree that any proceeds, gains or economic benefit actually or constructively received by the participant upon any receipt or exercise of an award, or receipt or resale of any shares underlying the award, will be paid to the Company and the award will terminate and any unexercised portion of the award (whether or not vested) forfeited if (i) there is a termination of service during a specified period of time; (ii) the participant engages in activity in competition with the Company or which is inimical, contrary or harmful to the interests of the Company; or (iii) the participant incurs a termination of service for “cause”. All awards are subject to the provisions of any claw-back policy implemented by the Company, including any claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act, to the extent set forth in such policy and/or in an applicable award agreement. Transferability Generally, awards under the Plan may only be transferred by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order, unless and until such award has been exercised or the Common Shares underlying such award have been issued and all restrictions applicable to such shares have lapsed. No award or interest or right therein may be liable for the debts, contracts or engagements of the participant or his or her successors in interest. However, subject to certain terms and conditions, the Administrator may permit an award holder to transfer an award to any “permitted transferee” under applicable securities laws or any other transferee specifically approved by the Administrator. Adjustment on Certain Events In the event of any share dividend, share split, share consolidation, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Common Shares or price of the Common Shares other than an equity restructuring (a nonreciprocal transaction between the Company and its shareholders, such as a share dividend, share split, share consolidation, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Common Shares (or other securities of the Company) or the share price of Common Shares (or other securities) and causes a change in the per-share value of the Common Shares underlying outstanding awards), the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the Plan; (ii) the number and kind of shares (or other securities or property) subject to outstanding awards; (iii) the number and kind of shares (or other securities or property) that may be issued by a single officer under the Plan; (iv) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding awards under the Plan. Any adjustment to an option granted to a Canadian employee participant shall be made consistent with certain Canadian tax requirements. B-6 WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT

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Termination or Amendment The Board or the Committee may terminate, suspend, amend, or modify the Plan at any time. However, except to the extent permitted by the Plan in connection with certain changes in capital structure, the Company’s shareholders’ approval is required for any amendment to increase the number of Common Shares available under the Plan, to reduce the price per Common Share of any outstanding option or warrant granted under the Plan, reduce any purchase price for any other awards as set at the time of grant, extend the term of any award, make any amendment to remove or exceed the insider and Non-Employee Director participation limits, or to cancel any option or warrant in exchange for cash or another award when the option or warrant price per share exceeds the fair market value of the underlying Common Shares. In addition, except with respect to certain modifications relating to deferred compensation under Section 409A of the Code (“Section 409A”) and certain forfeiture and clawback provisions, no amendment, suspension or termination of the Plan may, without the consent of the affected participant, impair any rights or obligations under any outstanding award, unless the award itself otherwise expressly so provides. Tax Withholding The Company or any subsidiary has the authority and right to deduct or withhold, or to require participants to remit to the Company or subsidiary, an amount sufficient to satisfy federal, provincial, state, local and foreign taxes (including the participant’s FICA, Canada Pension Plan contributions, employment tax, Employment Insurance (Canada) premiums, or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a participant arising as a result of the Plan. The Administrator may in its discretion allow a holder to satisfy such withholding obligations by withholding, or allowing the holder to elect to have the Company withhold, Common Shares otherwise issuable under any award (or allow the surrender of Common Shares). The number of Common Shares which may be so withheld or surrendered shall be limited to the number of Common Shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, provincial, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. Certain Restrictions on Resale Purchases and sales of Common Shares by our directors and officers and beneficial owners of more than 10% of the outstanding Common Shares (including shares acquired under the Plan or otherwise) may, under certain circumstances, subject such persons to reporting and/or liability under Section 16 of the Exchange Act. If you are an officer or director of the Company, or beneficial owner of more than 10% of Common Shares, you are advised to consult with your own legal advisor regarding the reporting requirements under Section 16 of the Exchange Act that may be applicable to awards granted to you under the Plan and before engaging in transactions involving any of Common Shares. If you are not considered our “affiliate,” as defined in Rule 144 under the Securities Act, you may resell the Common Shares acquired under the Plan without restriction (subject to compliance with Section 16(b) under the Exchange Act). If you are considered our “affiliate,” which is likely if you are either a director or an officer, you may resell such shares in compliance with the requirements of Rule 144 under the Securities Act without registration; however, you will be subject to the volume limitation and manner of sale restrictions set forth in Rule 144 under the Securities Act. If, however, you are an employee, director, officer or beneficial owner of more than 10% of the outstanding Common Shares, and are aware of material inside information regarding us or any aspect of our business, you cannot sell Common Shares, whether purchased through the Plan or otherwise, before the information has been disseminated by us to the public. Generally, “material inside information” is information that is both important to us (e.g., may impact our share price) and nonpublic (not yet disclosed through press releases, newspaper articles or otherwise to the public which buys and sells securities). Additionally, if you are a director, executive officer or key employee, under our insider trading compliance program you are generally prohibited from purchasing or selling any security of the Company, including Common Shares acquired through the Plan, during certain blackout periods. Further information about our insider trading compliance program may be obtained by contacting the Company at the following address: Waste Connections, Inc. 3 Waterway Square Place, Suite 110 The Woodlands, Texas 77380 USA Tel.: (832) 442-2200 Attention: Senior Vice President, General Counsel and Secretary Email: pats@wcnx.org You are advised to consult with your own legal advisor about the applicability and effect of these restrictions on you. WASTE CONNECTIONS, INC. | 2019 PROXY STATEMENT B-7

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Meeting Directions 3 Waterway Square Place, Suite 110 The Woodlands, TX 77380 Dallas Woodlands Mall 3 Waterway Square PI N Lake Robbins Drive Parking Garage Waterway Square Place Waterway Ave Timberloch Place Woodloch Ct Woodloch Forest Drive Interstate 45 North Frwy Woodlands Parkway Directions coming from the North on I-45 Take I-45 South to Exit 76 Turn RIGHT onto Lake Robbins Drive. Turn LEFT on Woodloch Forest Drive Directions coming from the South on I-45 Take I-45 North Exit 76B Follow Woodlands Parkway and stay in right lane exiting Turn RIGHT at Woodloch Forest Drive. S Houston

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Principal Executive Offices 610 Applewood Crescent, 2nd Floor Vaughan, Ontario L4K OE3 Canada Tel: (905) 532-7510 Fax: (905) 532-7576 Principal Administrative Offices 3 Waterway Square Place, Suite 110 The Woodlands, Texas 77380 USA Tel: (832) 422-2200 Fax: (832) 442-2290 www.wasteconnections.com

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